UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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SENSATA TECHNOLOGIES HOLDING PLC

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SENSATA TECHNOLOGIES HOLDING PLC

2020 PROXY STATEMENT

Annual General Meeting of Shareholders

(incorporated and registered in England and Wales with registered no. 10900776)

Registered Office:
Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom

April 22, 2020

Dear Fellow Shareholders:

On behalf of the Board of Directors (the "Board"), I am giving you notice of the Annual General Meeting of Shareholders of Sensata Technologies Holding plc to be held at 10:00 a.m. (Eastern Time) on Thursday, May 28, 2020 (the "Annual Meeting").

Our Board has fixed the close of business on April 2, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at our Annual Meeting and any adjournments or postponements thereof.

The Board recognizes the importance that your shares be represented and voted at the Annual Meeting. You may vote your shares by proxy on the Internet, by telephone, or by completing, signing, and promptly returning the proxy card you received.

In accordance with the U.K. Companies Act 2006, the formal notice of the Annual Meeting is set forth below in the following proxy statement and is also deemed to include the explanatory notes relating to each proposal. Our proxy materials are first being distributed or made available to shareholders on or around April 22, 2020.

We thank you for your continued support and wish everyone safety and health in this challenging time.

By Order of the Board of Directors,

Andrew C. Teich
Chairman of the Board

TABLE OF CONTENTS

Page

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS	1

COMPANY RE-DOMICILE AND VOTING SUMMARY	4

PROPOSAL 1: ELECTION OF DIRECTORS	6

Corporate Governance	12

Board Committees and Meetings	14

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	18

Executive Officers	19

Compensation Discussion and Analysis	21

Report of the Compensation Committee of the Board of Directors	39

Summary Compensation Tables and Narrative Disclosures	40

Potential Payments Upon Termination or Change in Control	48

CEO Pay Ratio Discussion	50

PROPOSAL 3: ADVISORY VOTE TO APPROVE FREQUENCY OF FUTURE "SAY-ON-PAY" VOTES	51

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52

PROPOSAL 5: ADVISORY VOTE ON DIRECTOR COMPENSATION REPORT	54

PROPOSAL 6: REAPPOINTMENT OF U.K. STATUTORY AUDITOR	55

PROPOSAL 7: AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE COMPANY'S U.K. STATUTORY AUDITOR'S REMUNERATION FOR AND ON BEHALF OF THE BOARD OF DIRECTORS	56

PROPOSAL 8: RESOLUTION TO RECEIVE THE COMPANY'S 2019 ANNUAL REPORT AND ACCOUNTS	57

PROPOSAL 9: RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES	58

PROPOSAL 10: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES	60

PROPOSAL 11: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES WITHOUT PRE-EMPTIVE RIGHTS	62

PROPOSAL 12: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SHARES UNDER OUR EQUITY INCENTIVE PLANS	64

PROPOSAL 13: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES UNDER OUR EQUITY INCENTIVE PLANS WITHOUT PRE-EMPTIVE RIGHTS	65

DIRECTOR COMPENSATION	66

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	68

SHAREHOLDERS' REQUESTS UNDER SECTION 527 OF THE U.K. COMPANIES ACT	68

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	69

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	69

PROPOSALS FOR THE 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS	71

SOLICITATION OF PROXIES	71

GENERAL AND HOUSEHOLDING OF PROXY MATERIALS	71

OTHER MATTERS	71

SHAREHOLDER RESOLUTIONS FOR 2020 ANNUAL GENERAL MEETING	73

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	76

i

ii

Notice of Annual General Meeting of Shareholders

Thursday, May 28, 2020 at 10:00 a.m., Eastern Time Registration begins at 9:30 a.m.	Sensata Technologies Holding plc 529 Pleasant Street Attleboro, MA US 02703-2421

We are pleased to provide notice to you of the 2020 Annual General Meeting of Shareholders (the "Annual Meeting") of Sensata Technologies Holding plc ("Sensata plc" or the "Company").
In respect of the Annual Meeting, you are being asked to consider and vote on the following items of business:

1.	Election of eleven directors.

2.	Advisory resolution to approve the compensation of our named executive officers ("NEOs").

3.	Advisory vote to approve the frequency of future "say-on-pay" votes.

4.	Advisory ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2020.

5.	Advisory vote on our Director Compensation Report.

6.	Approval of the appointment of Ernst & Young LLP as our U.K. statutory auditor for fiscal year 2020.

7.	Authorization of the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP, in its capacity as our U.K. statutory auditor.

8.	Receipt of our 2019 Annual Report and Accounts.

9.	Approval of the form of three share repurchase contracts and the potential repurchase counterparties.

10.	Authorization of the Board, in accordance with section 551 of the U.K. Companies Act 2006, as amended (the "U.K. Companies Act"), to exercise all powers of the Company to issue equity securities.

11.	Authorization of the Board, in accordance with section 570 of the U.K. Companies Act, to issue equity securities without the rights of preemption provided by section 561 of the U.K. Companies Act.

12.	Authorization of the Board, in accordance with section 551 of the U.K. Companies Act, to exercise all powers of the Company to issue equity shares under our equity incentive plans.

13.
Authorization of the Board, in accordance with section 570 of the U.K. Companies Act, to issue equity shares under our equity incentive plans without the rights of preemption provided by section 561 of the U.K. Companies Act.

Holders of our ordinary shares at the close of business on April 2, 2020, are entitled to vote on the resolutions proposed for the Annual Meeting scheduled for Thursday, May 28, 2020. Your vote is important to us. You may vote your shares by mail, over the Internet, by telephone or in person at the Annual Meeting. Beneficial owners whose shares are held in street name through a bank, broker, or other nominee, may vote by submitting voting instructions to the appropriate bank, broker, or other nominee. To reduce our administrative and postage costs, and in light of the COVID-19 pandemic, we ask that shareholders vote through the Internet or by telephone, both of which are available 24 hours a day, seven days a week. Shareholders may revoke their proxies at the times and in the manners described in the "Notes" section of this Notice of Annual General Meeting of Shareholders and in the "Frequently Asked Questions and Answers About the Annual Meeting" section beginning on page 76 of this proxy statement.

Sensata 2020 Proxy Statement — 1

This notice and proxy statement are being mailed or made available to shareholders on or around April 22, 2020. We urge you to read the attached proxy statement for additional information concerning the matters to be considered at the Annual Meeting.

April 22, 2020
By Order of the Board of Directors,

Melissa L. Mong
Company Secretary
Registered Office: Interface House, Interface Business Park, Bincknoll Lane, Royal Wootton Basset, Wiltshire, U.K. SN4 8SY
Registered in England and Wales No. 10900776
Notes:

1.
Each ordinary share of the Company outstanding on the record date will be entitled to cast one vote. In accordance with the Company’s articles of association, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Except for Proposals 9, 11 and 13, all resolutions will be proposed as ordinary resolutions, which under applicable law means that each resolution must be passed by a simple majority of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy. Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.

2.
The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the U.K. Companies Act will be made available on the Company’s website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

3.
Our Board has fixed the close of business on Thursday, April 2, 2020, as the record date of the Annual Meeting, and to be entitled to attend and vote on the resolutions proposed for the Annual Meeting and any adjournment or postponement thereof, shareholders must be registered in the Register of Members of the Company at the close of business in New York on this record date. Changes to the Register of Members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote on the resolutions proposed for the meeting. At the close of business on Thursday, April 2, 2020, 156,965,392 ordinary shares of the Company were issued and outstanding. After April 2, 2020, a list of the shareholders entitled to notice of the Annual Meeting will be available for inspection by any shareholder at 529 Pleasant Street, Attleboro, Massachusetts 02703. However, due to the COVID-19 outbreak, our Board strongly encourages you to follow the DHP Public Health Advisory and not to come for inspection in person. Should you require the list of shareholders entitled to notice of the Annual Meeting, please email our Investor Relations department at jsayer@sensata.com.

4.
If you are a broker, bank, or other nominee holding shares in street name, you can attend the Annual Meeting and vote. If you are a beneficial owner of shares held in street name through a broker, bank, or other nominee, you can attend the Annual Meeting.

5.
Shareholders are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the Annual Meeting. A shareholder may appoint more than one proxy in relation to the Annual Meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. A corporate shareholder may appoint one or more corporate representatives to attend and to speak and vote on their behalf at the Annual Meeting. A proxy need not be a shareholder of the Company.

Sensata 2020 Proxy Statement — 2

6.
If you are a registered holder and are voting by proxy through the Internet, by telephone, or by mail, your vote must be received by 9:00 a.m. (Eastern Time) on May 26, 2020 to be counted. If you are a beneficial owner of shares held in street name through a broker, bank, or other nominee, or are a broker, bank, or other nominee holding shares in street name and are voting by proxy through the Internet, by telephone, or by mail, your vote must be received by 11:59 p.m. (Eastern Time) on May 27, 2020 to be counted. We encourage shareholders to submit their proxy through the Internet or by telephone in case the postal service is impacted by COVID-19.

7.	You may revoke a previously delivered proxy at any time prior to the Annual Meeting.

8.
Shareholders meeting the threshold requirements set out in the U.K. Companies Act have the right to require the Company to publish on the Company’s website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be presented before the Annual Meeting; or (ii) any circumstance connected with the auditor of the Company ceasing to hold office since the previous annual general meeting at which annual accounts and reports were presented in accordance with the U.K. Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with the U.K. Companies Act. When the Company is required to place a statement on a website under the U.K. Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on its website. The business which may be dealt with at the Annual Meeting includes any statement that the Company has been required under the U.K. Companies Act to publish on a website.

9.
Pursuant to U.S. Securities and Exchange Commission (the "SEC") rules, the Company’s proxy statement (including this Notice of Annual General Meeting of Shareholders), the Company's U.S. Annual Report for the year ended December 31, 2019 (including the Annual Report on Form 10-K for the year ended December 31, 2019), and related information prepared in connection with the Annual Meeting are available at: www.proxyvote.com and www.sensata.com/investors. You will need the 16-digit control number included on your proxy card in order to access the proxy materials on www.proxyvote.com. These proxy materials will be available free of charge.

10.
You may not use any electronic address provided in this Notice of Annual General Meeting of Shareholders or any related documentation to communicate with the Company for any purposes other than as expressly stated.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 28, 2020: This proxy statement, our Annual Report for the year ended December 31, 2019 (the Annual Report on Form 10-K for the year ended December 31, 2019), our UK Annual Report and Accounts for the year ended December 31, 2019, which consists of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory strategic report and the UK statutory auditor’s report and related information prepared in connection with the Annual Meeting are or will be available at www.proxyvote.com and http://annualmeeting.sensata.com. You will need the 16-digit control number included on your Notice or proxy card in order to access the proxy materials on www.proxyvote.com. In addition, if you have not received a copy of our proxy materials and would like one, you may download an electronic copy of our proxy materials or request a paper copy at www.proxyvote.com, or by telephone at 1-800-579-1639 or by email to sendmaterial@proxyvote.com. If requesting materials by email, please send a blank email with the 16-digit control number included on your Notice. You will also have the opportunity to request paper or email copies of our proxy materials for all future shareholder meetings.

Sensata 2020 Proxy Statement — 3

Proposals Mandated by English Law

Certain proposals on which you are being asked to vote are customary or required for public limited companies incorporated under the U.K. Companies Act to present to shareholders at each annual general meeting. These proposals may be unfamiliar to our shareholders who may be accustomed to proxy statements for companies organized in the United States or other jurisdictions. Specifically, Proposals 5 through 13 set forth in this proxy statement are required for the Company under applicable U.K. law but are not typical or required by companies formed under U.S. jurisdictions.
Proposals and Board Recommendations(1)
Our Board recommends, and the shareholders are being asked to vote on, the following matters at the Annual Meeting:

Our Board's Recommendation
Proposal 1: Resolutions Regarding the Election of Directors (page 6)(2)
The Board of Directors (the "Board") and the Nominating & Corporate Governance Committee of the Board believe that the eleven nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.
FOR each nominee
Proposal 2: Advisory Resolution on Executive Compensation (page 18)
The Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its NEOs as described in this proxy statement. The Board values shareholders’ opinions, and the Compensation Committee of the Board will take into account the outcome of the advisory vote when considering future executive compensation.
FOR
Proposal 3: Advisory Vote on Frequency of "Say-on-Pay" Vote (page 51)
A non-binding advisory shareholder vote on the frequency of say-on-pay votes is required at least once every six years. While the results of this vote are non-binding and advisory in nature, the Board will carefully consider the results of this shareholder vote when determining the frequency of future say-on-pay votes.
EVERY YEAR
Proposal 4: Resolution Ratifying the Appointment of Independent Registered Public Accounting Firm (page 52)
The Board and the Audit Committee of the Board believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020 is in the best interests of the Company and its shareholders. As a matter of good corporate governance, shareholders are being asked to ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.
FOR
Proposal 5: Advisory Vote on Director Compensation Report (page 54)
An annual non-binding advisory shareholder vote is required on the Directors’ Compensation Report. While the results of this vote are non-binding and advisory in nature (which means the Directors’ entitlements to compensation are not conditional upon the resolution being passed), the Board would like to carefully consider the results of this shareholder vote.
FOR
Proposal 6: Resolution Re-Appointing Ernst & Young LLP as the Company’s U.K. Statutory Auditor Under the U.K. Companies Act (page 55)
The Board and the Audit Committee of the Board believe that the continued retention of Ernst & Young LLP to serve as our U.K. statutory auditor for the fiscal year ending December 31, 2020 and until the conclusion of the next annual general meeting of the Company at which accounts are laid, is in the best interests of the Company and its shareholders. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.
FOR
Proposal 7: Resolution to Authorize the Audit Committee, on behalf of the Board, to Determine Remuneration of the Company's U.K. Statutory Auditor (page 56)
The remuneration of our U.K. statutory auditor must be fixed by our shareholders through ordinary resolution or in such manner as the shareholders may by ordinary resolution determine. We are asking our shareholders to authorize the Audit Committee for and on behalf of the Board to determine Ernst & Young LLP's remuneration as our U.K. statutory auditor.
FOR
Proposal 8: Resolution to Receive the Company's Annual Report and Accounts (page 57) The Company's Annual Report and Accounts is required to be presented at the Annual Meeting.	FOR
Proposal 9: Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties (page 58)
Under the U.K. Companies Act, any repurchase of our ordinary shares through the New York Stock Exchange (the "NYSE") constitutes an "off market" transaction. As such, these repurchases can be made only pursuant to a form of share repurchase contract that has been approved by our shareholders and executed with counterparties approved by our shareholders. The Company seeks approval for three forms of share repurchase contracts as set forth in Appendix C, Appendix D and Appendix E and approval of the counterparties listed on Appendix F, all as attached to this proxy statement.
FOR
Proposal 10: Resolution to Authorize the Board to Issue Shares (page 60)
As required under the U.K. Companies Act, we propose that our shareholders authorize our directors to issue ordinary shares up to an aggregate nominal amount of €315,000.
FOR
Proposal 11: Resolution to Authorize the Board to Issue Shares without Preemptive Rights (page 62)
This special resolution is required under the U.K. Companies Act to allow us to issue shares without first offering them to our shareholders. We propose that, subject to the passing of the resolution included in Proposal 10, our directors be empowered to issue ordinary shares up to an aggregate nominal amount of €157,000 free from the preemptive rights and restrictions in section 561 of the U.K. Companies Act.
FOR
Proposal 12: Resolution to Authorize the Board to Issue Shares under our Equity Incentive Plans (page 64)
As required under the U.K. Companies Act, we propose that our shareholders authorize our directors to issue ordinary shares under our equity incentive plans up to an aggregate nominal amount of €70,000.
FOR

Sensata 2020 Proxy Statement — 4

Our Board's Recommendation
Proposal 13: Resolution to Authorize the Board to Issue Shares under our Equity Incentive Plans without Preemptive Rights (page 65)
This special resolution is required under the U.K. Companies Act to allow us to issue shares under our equity incentive plans without first offering them to our shareholders. We propose that, subject to the passing of the resolution included in Proposal 12, our directors be empowered to issue ordinary shares under our equity incentive plans up to an aggregate nominal amount of €70,000 free from the preemptive rights and restrictions in section 561 of the U.K. Companies Act.
FOR

Forward Looking Statements

This Proxy Statement of Sensata Technologies Holding plc includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those that may be identified by words such as “will” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, business disruptions, including health epidemics or pandemics, such as the novel coronavirus (COVID-19), general economic conditions, conditions in the markets Sensata is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Sensata's business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http:// www.sensata.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date they are made, and we assume no obligation to update any forward-looking statement as a result of new information, future events or other factors, except as required by law.

_________

(1)	Please refer to pages 73-75 of this proxy statement for the full text of the proposals.

(2)	A separate resolution will be proposed for each director.

Sensata 2020 Proxy Statement — 5

PROPOSAL 1: ELECTION OF DIRECTORS

è	The Board of Directors unanimously recommends that shareholders vote "FOR" the election or re-election of each nominee.
Acting upon the recommendation of the Nominating & Corporate Governance Committee, our Board has nominated the persons identified herein for election as directors. The term of each director expires at the next annual general meeting of shareholders, and each director will continue in office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. Consistent with the terms of our articles of association, the Board currently is authorized to have up to 12 directors, and the current number of directors is eleven. The Board is nominating the following eleven persons to serve as directors. A proxy cannot be voted for a greater number of directors than the eleven nominees identified in this proxy statement. Each of the eleven nominees for director will be elected by the vote of a majority of the votes cast with respect to each such nominee. A shareholder may: (i) vote for the election of a nominee; (ii) vote against the election of a nominee; or (iii) abstain from voting for a nominee. Unless a proxy contains instructions to the contrary, the proxy will be voted "FOR" the election of each nominee named on the following pages. The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2020 Annual General Meeting" on page 73 of this proxy statement.

Sensata values a number of attributes and criteria when identifying nominees to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities and diversity. In addition to the specific experience and qualifications set forth below, we believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities, and are able to work collaboratively to make contributions to the Board and management. Set forth on the following pages is biographical and other background information concerning each nominee for director. This information includes each nominee’s principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that led to the Board’s conclusion that each nominee should serve as a director. In addition, set forth below is the period during which each nominee has served as a director of Sensata. The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement. Each nominee has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

Andrew C. Teich
Director Since: 2014 Age: 59 Committees: Finance N&CG (Chair) Innovation
Mr. Teich began serving as the Chairman of our Board in July 2019 and has served as a director of the Company since May 2014. In June 2017, after 33 years with the company, Mr. Teich retired as the President and Chief Executive Officer of FLIR Systems, Inc. ("FLIR"), a position he had held since 2013. FLIR is a designer, manufacturer, and marketer of thermal imaging and stabilized airborne camera systems for a wide variety of applications in the commercial, industrial, and government markets. Mr. Teich joined FLIR in 1999 as Senior Vice President, Marketing, and held various positions within FLIR since that time, including President of Commercial Vision Systems and President of Commercial Systems. Prior to joining FLIR, Mr. Teich held various positions at Inframetrics, Inc. (acquired by FLIR in 1999), including Vice President of Sales and Marketing. Mr. Teich served on the board of directors of FLIR from July 2013 until his retirement in June 2017.

In October 2018, Mr. Teich joined the board of directors of Resideo Technologies, a global provider of smart home solutions. He currently serves as Resideo's lead independent director, Chair of the Innovation and Technology Committee and member of the Compensation Committee, Finance Committee and Nominating and Governance Committee.

Mr. Teich is a seasoned executive who brings to the Board relevant industry experience combined with sales and marketing skills. Mr. Teich has been involved in more than 25 technology company acquisitions and is listed as an inventor on more than 50 patents.

Sensata 2020 Proxy Statement — 6

Jeffrey J. Cote
Director Since: 2020 Age: 53 Committees: None
Mr. Cote has served as a director and the Chief Executive Officer & President of the Company since March 1, 2020. He was appointed President in January of 2019 and previously served as Chief Operating Officer from July 2012 until January 2019. In addition to his role as Chief Operating Officer, he served as Executive Vice President, Sensing Solutions from November 2015 to January 2019. He served as Executive Vice President and Chief Administrative Officer from January 2011 through July 2012. Mr. Cote assumed the role of Interim Chief Financial Officer following Robert Hureau's resignation in April 2013, and served in that role until Paul Vasington's appointment as Chief Financial Officer in February 2014. Mr. Cote served as Senior Vice President and Chief Financial Officer of STI from January 2007 through July 2007, and Executive Vice President and Chief Financial Officer of STI from July 2007 through our initial public offering. From March 2005 to December 2006, Mr. Cote was Chief Operating Officer of the law firm Ropes & Gray. From January 2000 to March 2005, Mr. Cote was Chief Operating and Financial Officer of Digitas. Previously he worked for Ernst & Young LLP.
Mr. Cote has been a director of Trinseo S.A., a global materials solutions provider, since 2014, where he serves as a member of the Compensation and Talent Development Committee and as the Chair of the Audit Committee. He also serves on the Board of Advisors at the Massachusetts Society for the Prevention of Cruelty to Children.

Mr. Cote brings to the Board significant senior leadership and operational, industry, administrative, financial and technical experience. He is a 13-year veteran of the Company and has extensive knowledge of our business.

John P. Absmeier
Director Since: 2019 Age: 45 Committees: Audit Innovation
Mr. Absmeier has served as a director of the Company since March 2019. Mr. Absmeier has been the Chief Technology Officer of Lear Corporation ("Lear"), a public company and leading supplier of automotive technology including seating and electrical and electronic systems since June 2018. As Chief Technology Officer, Mr. Absmeier leads all aspects of Lear’s technology and innovation efforts as well as corporate strategy, reporting to the President and Chief Executive Officer. Prior to joining Lear, he was Vice President of Smart Machines at Samsung Electronics from November 2015 through May 2018. While at Samsung, he led the company’s acquisition of Harman International and in May 2017, became the Senior Vice President and General Manager of the ADAS/Autonomous business unit at Harmon. Prior to joining Samsung, Mr. Absmeier was with Delphi Corporation for 19 years, where he held several positions of increasing responsibility. In 2014 he was named as one of the top 40 automotive executives under the age of 40 by Automotive News. From October 2012 to November 2015, he was Managing Director - Delphi Labs @Silicon Valley and Autonomous Driving, and from October 2006 to October 2012, Business Director – Electronic Controls, Asia Pacific. Also during his time at Delphi, Mr. Absmeier held several roles in the areas of hybrid and electric vehicles, fuel cells and telematics. Mr. Absmeier holds a M.S. in Mechanical Engineering and Management of Technology from the University of California, Berkeley, and a B.S. in Mechanical Engineering from Purdue University. Before launching his business career, Mr. Absmeier served over eight years with the United States Marine Corps, during which he was meritoriously promoted and awarded multiple honors for outstanding performance.

Mr. Absmeier brings to the Board significant experience in and knowledge about the industries we serve. He also brings a detailed understanding of the autonomous vehicle market and related technologies and insight into the future direction of technology development in our industries.

Sensata 2020 Proxy Statement — 7

Lorraine A. Bolsinger
Director Since: 2020 Age: 60 Committees: Comp Finance
Ms. Bolsinger has served as a director of the Company since March 2020. Ms. Bolsinger retired from General Electric Company, a diversified technology and financial services company, in 2017 where she served for more than 37 years leading multiple divisions of GE across power and aviation, as well as holding senior-level officer roles. From 2016 through her retirement in 2017, Ms. Bolsinger served as Vice President, GE Corporate Accelerated Leadership Program. From 2013 through 2016, she served as President and Chief Executive Officer, GE Distributed Power and from 2008 through 2012, she served as President and Chief Executive Officer, GE Aviation Systems. During her early years at GE, Ms. Bolsinger established herself as a business builder and was promoted through various managerial and leadership roles to become Corporate Officer in 1999, as one of the youngest and first female executives to be named in that capacity.
Ms. Bolsinger is a frequent public speaker and has been a career-long advocate for women in STEM and leadership roles. She is a Trustee and Audit Committee Chair of Worchester Polytechnic Institute and has been a Leader in Residence at the GE Management Development Institute, educating and mentoring high potential young executives. She is a member of the Society of Women Engineers and serves on the board of Lake Sunapee Protective Association, a nonprofit organization dedicated to preserving and enhancing the special environment of the Lake Sunapee region in western New Hampshire.
Ms. Bolsinger brings to the Board extensive senior leadership, operational, industry, and technical experience. She has experience developing world -wide strategic relationships with commercial, government and military partners. She also has significant experience in environmental sustainability strategies and executive talent development.

James E. Heppelmann
Director Since: 2014 Age: 55 Committees: Comp (Chair) Finance N&CG Innovation
Mr. Heppelmann has served as a director of the Company since August 2014. Mr. Heppelmann has been the President and Chief Executive Officer of PTC, Inc. ("PTC"), a public global software and service company, since 2010. PTC (formerly Parametric Technology Corporation) develops technology solutions that help companies transform the way they create, operate, and service smart, connected products. During his tenure at PTC, Mr. Heppelmann has served in various executive roles, including President, Chief Operating Officer, Chief Product Officer, and Executive Vice President, Software Products. Mr. Heppelmann joined PTC in 1998 when the company acquired Windchill Technologies, where he was co-founder, Chief Technical Officer, and Vice President of Marketing. Previously, Mr. Heppelmann served as Chief Technology Officer of Metaphase, Inc. from 1992 through 1997 and held various positions at Control Data Corporation from 1985 through 1992.

Mr. Heppelmann has served on the board of directors of PTC since 2008. Mr. Heppelmann is on the Executive Advisory Board of FIRST (For Inspiration and Recognition of Science and Technology), and is on the Dean's Advisory Board of the University of Minnesota College of Science and Engineering.

Mr. Heppelmann brings to the Board a view into industries relevant to us, a detailed understanding of technological issues including the rapid evolution of smart, connected products and the Internet of Things, and insight into future directions of technology development.

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Charles W. Peffer
Director Since: 2010 Age: 72 Committees: Audit
Mr. Peffer has served as a director of the Company since our IPO in March 2010. Mr. Peffer was a partner of KPMG LLP and its predecessor firms from 1979 until his retirement in 2002. Mr. Peffer served in KPMG’s Kansas City office as Partner in Charge of Audit from 1986 to 1993 and as Managing Partner from 1993 to 2000.

Mr. Peffer has been a director of Garmin, Ltd., a public company, since 2004 and a director of HD Supply Holdings, Inc. since 2013. Mr. Peffer also is a director of the Commerce Funds, a family of seven funds with approximately $2 billion in assets, and Lockton, Inc, a privately-owned insurance brokerage company. Mr. Peffer was a director of NPC International, a franchisee of over 1,200 Pizza Hut locations and approximately 150 Wendy's locations, through 2018.

Mr. Peffer brings to the Board extensive practical and management experience in public accounting and corporate finance, including significant experience with KPMG and its predecessor firms. Mr. Peffer also brings corporate governance expertise through his directorship roles in other public companies, including service on audit committees.

Constance E. Skidmore
Director Since: 2017 Age: 68 Committees: Audit (Chair) Comp N&CG
Ms. Skidmore has served as a director of the Company since May 2017. Ms. Skidmore retired from PricewaterhouseCoopers ("PwC") in 2009, after serving for over two decades as a partner, including a term on its governing board. Ms. Skidmore has served on the board of directors of Comfort Systems USA, Inc., a HVAC supply company, since 2012 and currently serves as Chair of its Audit Committee. She also served on the board of directors of ShoreTel, Inc., a telecommunications company, from 2014 until September 2017, when it was sold to Mitel. Ms. Skidmore also serves on the board of directors of several other privately-held and non-profit companies, including Proterra Inc., the V Foundation for Cancer Research and Viz Kinect. Ms. Skidmore holds a B.S. in psychology from Florida State University, and a M.S. in taxation from Golden Gate University.

Ms. Skidmore brings to the Board more than 30 years of experience in accounting and finance and significant experience and knowledge in talent management and strategic planning. Ms. Skidmore also brings corporate governance expertise through her directorship roles in other public companies, including service on audit committees.

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Steven A. Sonnenberg
Director Since: 2020 Age: 67 Committees: N&CG Innovation
Mr. Sonnenberg has served as a director of the Company since March 2020. Mr. Sonnenberg retired in 2019 from Emerson Electric Co., a manufacturer of products for industrial, commercial and consumer markets through its network power, process management, industrial automation, climate technologies, and tools and storage businesses. In 2018, he became Senior Advisor, Emerson Automation Solutions until his retirement in 2019. In that role, he worked in the areas of leadership development and senior customer relations. From 2016 through 2018, Mr. Sonnenberg served as Chairman of Emerson's Automation Solutions business, which assists manufacturers to maximize performance through Emerson's industry-leading portfolio of technologies to measure, control, optimize and power their operations. In that role, he also advised on large acquisitions and on the development of the company's highest-level customer relationships. From 2008 through 2016, he served as President of Emerson's $8.5 billion Process Management Group, a worldwide 40,000 employee, eight business unit manufacturer of automation products for process industries. For more than 13 years prior, Mr. Sonnenberg managed various Emerson affiliated companies with operations throughout Asia and Europe.

Mr. Sonnenberg has been a director of Steel Dynamics, Inc., a public company which is one of the largest steel producers in North America, since 2018, where he serves on the Audit Committee and Corporate Governance and Nominating Committee. He has also served on the board of Tennant Company, a public company specializing in the design, manufacture and sale of nonresidential floor maintenance, since 2005, where he is the Lead Director and chairs the Executive Committee and serves on the Audit Committee and Governance Committee. Mr. Sonnenberg is also on the Board of Trustees of Dunwoody College of Technology.
Mr. Sonnenberg brings to the Board significant senior leadership, operational, industry, and technical experience. He has overseen major new product development efforts in the Internet of Things, and sensing hardware and software. He has considerable global experience and broad knowledge of large acquisitions and the development of high-level customer relationships.

Martha N. Sullivan
Director Since: 2013 Age: 63 Committees: Innovation (Chair)
Ms. Sullivan has served as a director of the Company since January 1, 2013. Ms. Sullivan retired from her role as Chief Executive Officer of the Company effective March 1, 2020, having served in that capacity since January 1, 2013. She now serves as our Executive Advisor and plays a critical role in the CEO transition process. She previously served as our President from September 2010 until January 2019, and was also our Chief Operating Officer from September 2010 until July 2012. Ms. Sullivan was Executive Vice President and Chief Operating Officer from March 2010 through September 2010. Ms. Sullivan served in the same capacities with STI from January 2007 through March 2010 and as Chief Operating Officer of STI from April 2006 through January 2007. Prior to April 2006, Ms. Sullivan served as Sensor Products Manager for the Sensors & Controls business of Texas Instruments (Sensata's preceding business unit) beginning in June 1997 and as a Vice President of Texas Instruments beginning in 1998. Ms. Sullivan joined Texas Instruments in 1984 and held various engineering and management positions, including Automotive Marketing Manager, North American Automotive General Manager, and Automotive Sensors and Controls Global Business Unit Manager.

Ms. Sullivan has been a director of Avery Dennison Corporation, an adhesive manufacturing company, since 2013. Past and present external positions also include the Key Executive Council at Rensselaer Polytechnic Institute, President’s Alumni Council at Michigan Technological University, and Ford International Supplier Advisory Council. She has been inducted into the Academy of Mechanical Engineering at Michigan Technological University and holds an Honorary Doctorate in Philosophy from that institution.

Ms. Sullivan brings to the Board significant senior leadership and operational, industry, and technical experience. She has extensive knowledge of our business, including its historical development, and important relationships with our major customers. Ms. Sullivan has been an important contributor to the expansion of our business through both organic growth and acquisitions, and continues to guide the execution of our strategy and operations through her Executive Advisor role.

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Thomas Wroe Jr.
Director Since: 2010 Age: 69 Committees: None
Mr. Wroe has served as a director of the Company since our IPO in March 2010. Mr. Wroe served as Chairman of the Board from March 2010 until July 2012 and again from January 2013 until May 2015. He also served as our Chief Executive Officer from March 2010 until December 31, 2012, and as the Chief Executive Officer and Chairman of STI from April 2006 until our IPO. Mr. Wroe served as the President of the Sensors & Controls business of Texas Instruments from June 1995 until April 2006 and as a Senior Vice President of Texas Instruments from March 1998 until April 2006. Mr. Wroe began his career with Texas Instruments in 1972, and prior to becoming President of the Sensors & Controls business, he worked in various engineering and business management positions.

Mr. Wroe is a member of the Executive Committee of the Massachusetts Business Roundtable and the Board of Trustees of the Massachusetts Taxpayers Foundation. He has been a director of Chase Corporation, an industrial manufacturing company, since 2008 and a director of GT Advanced Technologies, Inc., a diversified technology company, since 2013. He has been the Chairman of the Board of Apex Tool Group, LLC since September 2013, and was its CEO from October 2014 through February 2016. In addition, he is a member of the Board of Advisors to Boston College’s Carroll School of Management, and was formerly chairman of the board of directors of Cape Cod Healthcare and the Associated Industries of Massachusetts.

Mr. Wroe brings to the Board significant senior leadership, operational, industry, and technical experience. He has extensive knowledge of our business, including its historical development, and important relationships with our major customers. Mr. Wroe has been an important contributor to the expansion of our business through both organic growth and acquisitions, and as CEO, Mr. Wroe had direct responsibility for our strategy and operations.

Stephen M. Zide
Director Since: 2010 Age: 60 Committees: Audit Finance (Chair)
Mr. Zide has served as a director of the Company since our IPO in March 2010. He also served as a director of STI from April 2006 until the IPO. From 2015 to 2017, Mr. Zide served as a Senior Advisor of Bain Capital. From 2001 through 2015, Mr. Zide was a Managing Director of Bain Capital. Prior to joining Bain Capital in 1997, Mr. Zide was a partner of the law firm Kirkland & Ellis LLP, where he was a founding member of the New York office and specialized in representing private equity and venture capital firms. Mr. Zide has been a director of Trinseo S.A., a global materials company, since 2010. Previously, Mr. Zide served on the board of directors of HD Supply Holdings, Inc. from 2007 through 2014, Apex Tool Group, LLC from 2013 through 2014, Innophos Holdings, Inc., a producer of specialty phosphates, from 2004 through 2013, and Consolidated Container Corporation, a private company, from 2012 through 2017.

Mr. Zide brings to the Board extensive negotiating and financing expertise gained from his training and experience as a legal advisor, and later as a private equity professional and financial advisor. In addition, Mr. Zide has had significant involvement with us since April 2006, and has served as a director of numerous public and private companies during his career in private equity and law.

The nominees for election to the Board of Directors named above are hereby proposed for election and re-election by the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OR RE-ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

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CORPORATE GOVERNANCE
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines that specify, among other things, the responsibilities, expectations, and operations of the Board, as well as general qualification criteria for directors. Our Corporate Governance Guidelines are available on the investor relations page of our website at www.sensata.com under Governance. In addition, free copies of the guidelines may be obtained by shareholders upon request by contacting our Vice President, Investor Relations at +1 (508) 236-3800. The Corporate Governance Guidelines are reviewed by the Nominating & Corporate Governance Committee and changes are recommended to the Board for approval as appropriate.
Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Employees
We have adopted a Code of Business Conduct and Ethics ("Code of Conduct") governing the conduct of our personnel, including our principal executive officer, principal financial officer, principal accounting officer, controller, and persons performing similar functions. Copies of our Code of Conduct are available on the investor relations page of our website at www.sensata.com under Governance. In addition, free copies may be obtained by shareholders upon request by contacting our Company Secretary at +1 (508) 236-3800.
In the event that an amendment is made to our Code of Conduct, we will disclose the nature of any such amendment on our website within four business days following the date of the amendment. In the event that we grant a waiver, including an implicit waiver, from a provision of our Code of Conduct to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, we will disclose the nature of any such waiver, including the name of the person to whom the waiver is granted and the date of such waiver, on our website within four business days following the date of the waiver. Our website address is www.sensata.com.
Board Leadership Structure
Since 2012, the positions of Chief Executive Officer and Chairman of the Board have been held by separate individuals. Andrew C. Teich, an independent director, began serving as our non-executive Chairman of the Board in July 2019. As non-executive Chairman, Mr. Teich approves the agendas for, and presides over, the Board meetings and also chairs executive sessions of the non-management directors. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board believes the separation of the positions of Chief Executive Officer and Chairman is the appropriate structure for the Company at this time.
Risk Oversight
Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, cybersecurity risks and others. Management is responsible for the day-to-day management of risks that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed.
The Board receives presentations from senior management on strategic matters involving our operations. The Board regularly dedicates a portion of its meeting agenda to discuss the strategy of the Company, including the corresponding risks. In addition, senior management attends Board meetings and is available to address any questions or concerns raised by the Board related to risk management and other matters.
While the Board is ultimately responsible for our risk oversight, the committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The role of each committee in connection with risk oversight is provided in this proxy statement in the section captioned "Board Committees and Meetings".
The Board has delegated to the Audit Committee oversight of our risk management process. Among its duties, the Audit Committee: (a) reviews with management our policies with respect to risk assessment and management of risks that may be material to us, including the risk of fraud; (b) reviews the integrity of our financial reporting processes, both internal and external, including reviewing management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year; (c) reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures; and (d) reviews our compliance with legal and regulatory requirements. The Audit Committee also is responsible for reviewing legislative and regulatory developments that could materially impact our contingent liabilities and risk profile. Other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing us and that the Board leadership structure supports this approach.

Sensata 2020 Proxy Statement — 12

Director Independence
The rules of the NYSE require that a majority of the members of the Board of Directors be "independent directors" and that all of the members of each of the Audit, Compensation, and Nominating & Corporate Governance Committees of the Board be "independent directors", in each case, as defined under the rules of the NYSE.
As of the date of this proxy statement, eight members of the Board qualify as "independent" directors (as such term is defined by the rules adopted by the SEC and the NYSE listing requirements). To be considered independent, the Board must determine each year that a director does not have any direct or indirect material relationship with us. When assessing the materiality of any relationship a director has with us, the Board reviews all the relevant facts and circumstances of the relationship to assure itself that no commercial or other relationship of a director impairs such director's independence.
The Board has affirmatively determined that each of the director nominees, with the exception of Messrs. Wroe and Cote and Ms. Sullivan, qualify as independent. Throughout this proxy statement, we refer to these directors as our "non-management" or "independent directors". In determining the independence of Mr. Heppelmann, the Board considered that, in the ordinary course of business, Sensata has purchased products from PTC, Inc., where Mr. Heppelmann is an executive officer, and that the amount we paid to PTC in any of the previous three fiscal years was below the greater of $1 million or one percent (1%) of PTC's annual revenue. With respect to Mr. Absmeier, the Board considered that Sensata currently pays certain royalties to Lear Corporation, where Mr. Absmeier is employed, and that such amount was below the greater of $1 million or one percent (1%) of Lear's annual revenue.
The Board found that Messrs. Wroe and Cote and Ms. Sullivan are not independent because of their respective former and current employment relationships with us.
Family Relationships
There are no familial relationships between any of our executive officers or directors.
Executive Sessions
In accordance with our Corporate Governance Guidelines, our non-executive directors meet in executive sessions on a periodic basis without management. The presiding director for purposes of leading these meetings is either Mr. Teich, when these executive sessions take place in connection with Board meetings, or the chair of the standing committee, when these executive sessions take place in connection with standing committee meetings.
Shareholder Communications with the Board of Directors
Any shareholders or other interested parties who have concerns that they wish to make known to our independent directors should send any such communication to the Chair of the Audit Committee in care of the offices of our U.S. operating subsidiary, Sensata Technologies, Inc., at 529 Pleasant Street, Attleboro, Massachusetts 02703. All such communications will be reviewed by the Chair of the Audit Committee and discussed with the Audit Committee, which will determine an appropriate response or course of action. Examples of inappropriate communication include business solicitations, advertising, and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints, or suggestions), or raises grievances that are personal in nature.

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BOARD COMMITTEES AND MEETINGS
During our fiscal year ended December 31, 2019 ("fiscal year 2019"), the Board held four meetings and no director attended less than 75% of the meetings. We have no policy regarding director attendance at the annual general meeting of shareholders. Last year, no directors were present at the annual meeting.
During 2019, we had five committees of the Board: the Audit, Compensation, Finance, Nominating & Corporate Governance and Growth & Innovation Committees. The following table provides the membership information for each committee of the Board as of April 17, 2020:

Name	Audit	Compensation	Finance	Nominating & Corporate Governance	Growth & Innovation
Andrew C. Teich	—	—	✓	C	✓
Lorraine Bolsinger	—	✓	✓	—	—
Jeffrey J. Cote	—	—	—	—	—
John P. Absmeier	✓	—	—	—	✓
Paul B. Edgerley(1)	—	✓	✓	✓	—
James E. Heppelmann	—	C	✓	✓	✓
Charles W. Peffer	✓	—	—	—	—
Constance E. Skidmore	C	✓	—	✓	—
Steven Sonnenberg	—	—	—	✓	✓
Martha N. Sullivan	—	—	—	—	C
Thomas Wroe Jr.	—	—	—	—	—
Stephen M. Zide	✓	—	C	—	—

C	Committee Chair
(1) Mr. Edgerley is retiring from the Board in connection with our 2020 Annual General Meeting.

Below is a description of each of the Audit, Compensation, Finance, Nominating & Corporate Governance and Growth & Innovation Committees of the Board and information regarding committee meetings held in fiscal year 2019. The charter for each of our committees is available on the investor relations page of our website at www.sensata.com under Governance. You may contact the Company Secretary at +1 (508) 236-3800 to obtain a printed copy of these documents free of charge.

AUDIT COMMITTEE
Members:
Constance E. Skidmore (C)
Charles W. Peffer
Stephen M. Zide
John P. Absmeier*

Independence:

All members independent

Financial Expertise:

All meet NYSE financial literacy and expertise requirements; Ms. Skidmore and Mr. Peffer qualify as financial experts

Meetings in Fiscal Year 2019:

Six

*appointed in April 2020

Key Responsibilities:

External Auditor. Appointing our external auditors, subject to shareholder vote as may be required under English law, overseeing the external auditor's qualifications, independence and performance, discussing relevant matters with the external auditor and providing preapproval of audit and permitted non-audit services to be provided by the external auditor and related fees.

Financial Reporting. Supervising and monitoring our financial reporting and reviewing with management and the external auditor the Company's annual and quarterly financial statements.

Internal Controls, Risk Management and Compliance Programs. Overseeing our system of internal controls, our enterprise risk management programs and our compliance programs.

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COMPENSATION COMMITTEE
Members: James E. Heppelmann (C) Lorraine A. Bolsinger* Paul B. Edgerley Constance E. Skidmore Independence: All members independent Meetings in Fiscal Year 2019: Four *appointed in March 2020
Key Responsibilities:

Executive Compensation. Setting, reviewing and evaluating compensation, and related performance and objectives, of our senior executive officers.

Incentive and Equity-Based Compensation Plans. Reviewing and approving, or making recommendations to our Board with respect to, our incentive and equity-based compensation plans and equity-based awards.

Compensation-Related Disclosures. Overseeing compliance with our compensation-related disclosure obligations under applicable laws.

Director Compensation. Assisting our Board in deciding on the individual compensation applicable to our directors within the framework permitted by the general compensation policy requiring approval from our shareholders beginning in 2019.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Members: Andrew C. Teich (C) Paul B. Edgerley James E. Heppelmann Constance E. Skidmore Steven A. Sonnenberg* Independence: All members independent Meetings in Fiscal Year 2019: Five *Appointed in March 2020
Key Responsibilities:

Board and Committee Evaluations. Overseeing the evaluation process for our Board and its committees and providing feedback on the results.

Director Nomination, Committee Members and Director Succession Planning. Determining selection criteria and appointment procedures for our Board and committee members, considering succession time lines for directors and making recommendations regarding nominations and committee appointments to the full Board.

Board Composition. Periodically assessing the scope and composition of our Board and its committees.

Corporate Governance. Advising the Board on corporate governance matters, including the board governance guidelines, related-person transaction policy and insider trading policy.

GROWTH & INNOVATION COMMITTEE
Members:

Martha N. Sullivan (C)
John P. Absmeier
James E. Heppelmann
Steven A. Sonnenberg*
Andrew C. Teich

Independence:

All members independent except for Ms. Sullivan

Meetings in Fiscal Year 2019:

Four

* Appointed in March 2020

Key Responsibilities:

Growth & Innovation Development. Oversee certain of the Company’s technology and innovation initiatives, and the corresponding investments, mergers and acquisitions, and makes recommendations to the Board with respect to innovation or technology-related projects, investments and acquisitions.

Review of New Technologies. Review with management certain new technologies and processes, as well as competitive trends, that may have a material impact on the Company or may require significant change to the Company’s strategy.

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FINANCE COMMITTEE
Members: Stephen M. Zide (C) Lorraine A. Bolsinger* Paul B. Edgerley James E. Heppelmann Andrew C. Teich Independence: All members independent Meetings in Fiscal Year 2019: Two *Appointed in March 2020
Key Responsibilities:

Review Potential Transactions. Review potential transactions, including strategic investments, mergers, acquisitions and divestitures, and oversee debt or equity financings, credit arrangements and investments, and make recommendations to the Board regarding such transactions when appropriate.

Capital Structure and Deployment. Oversee policies governing capital structure, including dividends and share repurchase programs, and make recommendations to the Board when appropriate.

Other Financial Strategies. Evaluate other financial strategies.

Compensation Committee Interlocks and Insider Participation
No current member of the Compensation Committee, or member who served on the Compensation Committee during fiscal year 2019, is or has been an officer or employee of the Company, and none of our executive officers currently serves or served during fiscal year 2019 on the board of directors or compensation committee of an entity that has one or more executive officers serving on our Board or Compensation Committee. There are, and during fiscal year 2019 there were, no interlocking relationships between any of our executive officers and members of our Compensation Committee, on the one hand, and the executive officers and compensation committee members of any other company, on the other hand.
Board and Committee Evaluation Process
The Board is committed to continuously evaluating the Company’s strategic priorities, and ensuring that the Board is acting to effectively guide and advance those priorities. As part of this process, the Board conducts a self-assessment each year, which includes the completion of a detailed survey by each director covering a broad variety of topics, including the Company’s strategic priorities; the Board’s role in progressing those priorities; Board succession planning, including an evaluation of the overall mix of the current directors’ skills and the identification of desirable skills and attributes for potential director nominees; and an evaluation of the performance of the Board and its committees. Mr. Teich as the Chairman reviews a summary of the results of the survey and meets one-on-one with each director to collect additional feedback. He then prepares a collective summary of all feedback for presentation to the full Board, focusing on areas in which strategic needs are identified or the performance of the Board or its committees could be improved.
Director Nomination Process
One of the primary goals of the Nominating & Corporate Governance Committee is to assemble a board of directors that offers a variety of perspectives, backgrounds, knowledge, and skills derived from high-quality business and professional experience. We currently have a policy requiring that directors retire at the age of 75 and a director term limit of 12 years. To limit the impact of this a policy on the ability of the Board to provide effective, uninterrupted leadership, the Nominating & Corporate Governance Committee continuously monitors board succession and the rotation of our directors and actively reviews the appropriate skills and characteristics required of our directors in the context of the current composition of the Board, our operating requirements, the long-term interests of our shareholders, and the impact of director rotation.
The Nominating & Corporate Governance Committee evaluates each candidate for election to the Board of Directors based on the extent to which the candidate can contribute to the range of talent, skill, experience, and expertise appropriate for the Board generally, as well as the candidate’s integrity, business acumen, understanding of our industry and business, diversity, potential conflicts of interest, availability, independence of thought, and overall ability to represent the interests of our shareholders. While the Nominating & Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees, the Nominating & Corporate Governance Committee believes that it is important that our Board as a whole possesses a range of experience, skills and diversity including:

•	experience in the automotive or industrial industries;

•	expertise in manufacturing;

•	expertise in electrical or mechanical engineering;

•	experience as a chief executive officer or chief financial officer;

Sensata 2020 Proxy Statement — 16

•	experience leading the acquisition and integration of complementary businesses;

•	experience and skills in transformational technology and innovation leadership;

•	international management experience, specifically in China or Europe;

•	diversity in gender, culture, age or business experience; and

•	experience fostering organic growth within complex organizations.
Although the Nominating & Corporate Governance Committee uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for any particular nominee. The Nominating & Corporate Governance Committee may engage, for a fee, search firms to identify and assist with identifying, evaluating, and screening candidates for the Board.
In evaluating candidates for election to the Board, the Nominating & Corporate Governance Committee and the Board seek the most qualified individuals based on the criteria and desired qualities described above. While we do not have a specific diversity policy, we believe a diversity of professional backgrounds, genders, and races enhances the Board's performance of its leadership and oversight functions. Directors with a variety of professional and personal experience and expertise will be able to view all of the different elements and aspects of our business from different critical viewpoints. As a result, they will be prepared to ask questions and make proposals and decisions from a broader range of professional and personal views. Such diversity enables a broader critical review of more aspects of our business, which we believe enhances, among other things, the Board’s oversight of our risk management processes.
In accordance with the U.K. Companies Act, the Nominating & Corporate Governance Committee will consider shareholder recommendations of nominees (other than self-nominations) for election to the Board, and include such nominees in our proxy statement provided that a complete description of the nominees’ qualifications, experience, and background, together with a statement signed by each nominee in which he or she consents to act as such, accompanies the recommendations. Such recommendations should be submitted in writing to the attention of the Nominating & Corporate Governance Committee, Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.
Attendance at Board and Committee Meetings
Each of our directors attended more than 75% of the total number of meetings of the Board and the committees on which he or she served during fiscal year 2019.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

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The Board of Directors unanimously recommends that shareholders vote "FOR" the approval, on an advisory basis, of the compensation paid to our Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

The Board of Directors believes that our compensation policies and procedures are centered on a pay-for-performance culture and are aligned with the long-term interests of shareholders. You are urged to read the “Executive Compensation” section of this proxy statement for additional details on our executive compensation, including our philosophy and objectives, and the 2019 compensation of our Named Executive Officers, or NEOs.
Ms. Bolsinger was appointed to the Compensation Committee effective March 23, 2020. As a result, reference to the Compensation Committee in this Proposal 2 does not include Ms. Bolsinger.
Pursuant to provisions of Section 14A of the Securities and Exchange Act of 1934, as amended, that were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), and as a matter of good corporate governance, we are providing our shareholders with an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures). This advisory vote is commonly referred to as a "say-on-pay" vote. Although this vote is non-binding, the Compensation Committee and the Board will consider the outcome of the vote when making future compensation decisions. This proposal gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program through the following resolution:
"RESOLVED, that, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the proxy statement filed by Sensata Technologies Holding plc in connection with its Annual General Meeting of Shareholders to be held on May 28, 2020, pursuant to Item 402 of Regulation S-K (including the compensation, discussion and analysis, compensation tables and accompanying narrative disclosures) be, and it hereby is, approved."
The above “say-on-pay” vote is being provided pursuant to SEC regulations. While this vote does not bind the Board to any particular action, the Board values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements. We include this stockholder advisory vote annually, and we expect that the next such vote will occur at the 2021 Annual Meeting of Stockholders. Please see “Proposal 3—Non-Binding Advisory Vote to Approve the Frequency of Future “Say-on-Pay” Votes” on page 51.

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EXECUTIVE OFFICERS
Set forth below is the name, age and biographical information of each of our current executive officers, other than Mr. Cote, our Chief Executive Officer and President, whose information is presented under "Proposal 1: Election of Directors."

Steven Beringhause	Age 54

Executive Vice President, Chief Technology Officer
Mr. Beringhause was appointed Executive Vice President, Chief Technology Officer in November 2015. He previously served as Executive Vice President, Performance Sensing, from April 1, 2015 to December 31, 2017, and as Senior Vice President, Performance Sensing from January 2013 to March 2015. Mr. Beringhause joined Sensata's predecessor company, Texas Instruments, in 1988 and served in various design and engineering capacities of increasing responsibilities throughout his career, including serving as Vice President of Sensors Americas in 2006, Vice President of Sensors Asia in 2010, and Senior Vice President of Sensors Asia and the Americas in July 2012. Mr. Beringhause became a director of Meritor, a global materials company, in 2019, where he serves as a member of the Compensation & Management Development Committee.

Paul Chawla	Age 54

Executive Vice President, Performance Sensing Automotive
Mr. Chawla was appointed Executive Vice President, Performance Sensing Automotive on August 1, 2019. He previously served as Senior Vice President, Performance Sensing Automotive effective January 1, 2018. Mr. Chawla joined Sensata as Vice President, Sensors Europe in June 2014 and was later appointed to Senior Vice President, Performance Sensing, Auto Europe in April 2016. Prior to joining Sensata, Mr. Chawla was with Johnson Controls (JCI) for 15 years, where he most recently served as Vice President and General Manager for JCIs India business unit from July 2010 to May 2014. Mr. Chawla joined JCI in 1999 as regional product manager and held various positions of increasing responsibility until his appointment as Vice President and General Manager in 2010. Mr. Chawla has a Doctorate of Nuclear Engineering from Politecnico di Torino (Italy).

Allisha A. Elliott	Age 49

Senior Vice President and Chief Human Resources Officer
Ms. Elliott has served as Senior Vice President and Chief Human Resources Officer since September 2013. Ms. Elliott's role expanded in fiscal year 2016 to include oversight of global communications. Ms. Elliott was previously Vice President of Human Resources and Communications for the Transportation Systems division of Honeywell International, based in Switzerland. Prior to this role, she was Human Resources Functional Transformation Vice President across Honeywell International and held roles as Human Resources Director for several Honeywell divisions, based both in Shanghai, China and Phoenix, Arizona. Before joining Honeywell in 2000, she held senior Human Resources roles at Amazon.com and Pepsi Bottling Group.

Yann Etienvre	Age 47

Executive Vice President and Chief Supply Chain Officer

Mr. Etienvre was appointed Executive Vice President and Chief Supply Chain Officer effective March 2020. He previously served as Senior Vice President and Chief Supply Chain Officer effective May 2019. Mr. Etienvre joined Sensata as Vice President of Global Supply Chain in January 2013 and was later appointed Vice President of Sensors Acquisition in 2014, Vice President and General Manager of Control Components in 2015 and Senior Vice President and General Manager of Industrial in 2017. Prior to joining Sensata, Mr. Etienvre worked at IMI Severe Service where he held a number of roles ultimately culminating in his appointment as President Europe, the Middle East and Africa. Before joining IMI Severe Service in 2008, he spent nearly 10 years at GE Healthcare with increasing responsibility across manufacturing and commercial roles. Mr. Etienvre holds an Executive Master of Business Administration from Marquette University and a Bachelor's in Mechanical Engineering from the Institut National des Sciences Appliquees (INSA) in France.

Sensata 2020 Proxy Statement — 19

Hans Lidforrs	Age 56

Senior Vice President and Chief Strategy & Corporate Development Officer
Mr. Lidforss was appointed Senior Vice President and Chief Strategy & Corporate Development Officer in February 2020. In this role, he is responsible for the overall strategy of the company and all M&A activities. Mr. Lidforss joined Sensata as Senior Vice President of Strategy and M&A in 2014. Prior to joining Sensata, Mr. Lidforss served as Senior Vice President, Strategy at Taleo Corporation where he led Taleo's corporate strategy and M&A activities, including the successful sale of Taleo to Oracle. Mr. Lidforss has also held roles as Vice President of Strategy and Corporate Development at Hewlett-Packard Company; Operations Executive at Cerberus Capital Management; and General Manager and Integration Director at GE Capital IT solutions. Mr. Lidforss holds a Master of Science degree in Industrial Engineering and Management from Linkoping Institute of Technology in Sweden and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Vineet Nargolwala	Age 47

Executive Vice President, Sensing Solutions

Mr. Nargolwala was appointed Executive Vice President, Sensing Solutions in March, 2020. He previously served as Senior Vice President, Sensing Solutions effective September 2019. Mr. Nargolwala joined Sensata as Vice President, Sensors Americas in February 2013 and was later promoted to Senior Vice President, Performance Sensing, North America, Japan and Korea in April 2016. In February 2019, he was appointed Senior Vice President, General Manager, Global Safety & Mobility. Prior to joining Sensata, he was with Honeywell International, Inc. for over 9 years where he most recently served as President and General Manager for Phoenix Controls. Mr. Nargolwala joined Honeywell in 2003 as a Strategic Marketing Manager and held roles as Director of Strategic Marketing and Global Product Management, Honeywell Security and Managing Director, Honeywell Security Systems Group EMEA. Prior to Honeywell, Mr. Nargolwala spent almost 6 years at Nortel in various product management and engineering roles. Mr. Nargolwala holds a Bachelor's degree in Electrical Engineering from Maharaja Sayajirao University in Baroda, India; a Master's degree in Electrical Engineering from the University of Texas and a Master of Business Administration from Cornell University.

Paul S. Vasington	Age 54

Executive Vice President and Chief Financial Officer
Mr. Vasington was appointed Executive Vice President and Chief Financial Officer by the Board in February 2014. Mr. Vasington has diverse financial and managerial experience, most recently with Honeywell International Inc. from 2004 to 2014. He most recently served as Vice President and Chief Financial Officer of Honeywell Aerospace from 2012 to 2014. Previously, he served as Vice President and Chief Financial Officer of Honeywell Performance Materials and Technologies from 2009 to 2012 and as Vice President and Chief Financial Officer of Honeywell Security from 2006 to 2009. Prior to joining Honeywell, Mr. Vasington held finance leadership roles at Crane Co. and Fortune Brands, Inc. Mr. Vasington began his career at Price Waterhouse.

Sensata 2020 Proxy Statement — 20

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis section provides an overview of our executive compensation philosophy and how and why the Compensation Committee arrives at specific compensation decisions and policies. The Compensation Committee's written charter is available on the investor relations page of our website at www.sensata.com under Governance.
This Compensation Discussion and Analysis section describes the material elements of our compensation program for the executive officers listed in the Summary Compensation Table (each, a “Named Executive Officer” and collectively, the "Named Executive Officers" or "NEOs"). Below are the names and principal positions of our Named Executive Officers as of the end of the Company's 2019 fiscal year.
Martha N. Sullivan, Chief Executive Officer ("CEO")*
Jeffrey J. Cote, President and Chief Operating Officer ("COO")*
Paul S. Vasington, Executive Vice President and Chief Financial Officer ("CFO")
Steven Beringhause, Executive Vice President and Chief Technology Officer ("CTO")
Paul Chawla, Executive Vice President, Performance Sensing Automotive

* In March 2020, Ms. Sullivan retired from her role as CEO and transitioned to a Senior Advisor. At the same time, Mr. Cote was promoted to President and CEO.
Business Vision and Strategy
We are a leader in designing, customizing, and manufacturing innovative sensor and control products for mission critical application to improve the safety, efficiency, and productivity of our customers' products.
As evidenced by our deep-rooted customer relationships forged over a 100-year history, we differentiate ourselves by working closely with our customers to design and manufacture unique solutions that meet their complex and evolving requirements. Moreover, our performance, quality, and reliability, together with our global manufacturing scale, help to create and sustain long lasting bonds with our customers.
We strive to outperform the markets we serve by delivering organic revenue growth in excess of changes in underlying end-market production levels. We have leading and expanding positions in markets with attractive, long-term growth opportunities and we are well positioned for growth in the industry trends of clean and efficient, electrification, autonomy, and smart/connected solutions. We leverage our global manufacturing capabilities to drive productivity gains, grow earnings, and further expand margins. We augment our organic growth with a balanced capital deployment strategy that leverages our strong cash flows, healthy capital structure and a proven model and framework for integrating acquired businesses.
We execute our strategy with a disciplined focus towards targeted business priorities that guide and align our actions to the needs of our customers, shareholders, and employees. We operationalize these priorities through a global management system that drives a culture of responsible performance. The Compensation Committee annually reviews the designs of our short- and long-term incentive compensation programs to confirm they continue to be aligned with and promote the execution of our business strategy. The table below illustrates the connections between our business objectives, strategy, and incentive-based compensation metrics which we believe leads to the creation of shareholder value.

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	Compensation Program Element	Objective	Strategy		Key Metric
Short-Term	Annual Bonus Plan	Meet or exceed annual earnings guidance	●	Deliver organic revenue growth in excess of end-market production growth	Adjusted EBIT(3) (1 Year)
			●	Leverage global scale and highly integrated business model to drive productivity gains and expand margins
			●	Achieve key integration milestones to create new synergies and optimize integration spend
Long-Term	PRSUs & GPUs	Double-digit earnings growth	●
Win in Sensing, with leading and expanding positions in markets with attractive long-term growth opportunities fueled by our customers’ need for improvements in safety, efficiency, productivity, and sustainability, augmented by evolving regulations that raise industry standards
Adjusted EPS (3 Years)(4) Adjusted Organic Revenue Growth(5) (3 Years)
			●	Increase profitability of acquired businesses through efficient execution of defined integration plans
			●	Drive improved productivity gains to sustain margin expansion
		Effective and responsible capital deployment	●	Generate strong free cash flow to provide financial flexibility	ROIC(6) - 3 Years (Modifier) Adjusted EPS (3 Years)
			●	Repeatedly identify and execute high return acquisitions and quickly integrate acquired businesses
			●	Balanced and returns driven approach to deploying capital to M&A and share repurchases
Our overall compensation program is structured to pay for performance, and to motivate executives to balance both the short- and long-term interests of our shareholders. The majority of total compensation offered to our executives comes in the form of an annual incentive cash bonus and equity awards granted under our long-term incentive ("LTI") program, both of which represent "pay at risk." Payouts under the annual incentive bonus are dependent on, and tied to, achievement of our short-term business objectives. Equity awards granted under the LTI program include stock options, restricted stock units ("RSUs") and performance-based units ("PBUs"). Historically, our PBUs consisted only of performance-based restricted stock units ("PRSUs") which are focused on our Adjusted EPS growth and ROIC over a three-year period. Since 2017, we granted additional PBUs ("Growth Plan Units" or "GPUs") which are specifically focused on accelerating organic revenue growth over a three-year period. The realized value of stock options and RSUs is tied to our stock performance and the realized value of PRSUs and GPUs are tied to both our stock performance as well as our long-term operating performance. The Compensation Committee believes that our compensation programs are designed to hold our executives accountable for our short- and long-term financial and operational performance.

_________

(3)
Adjusted EBIT is a non-GAAP measure that is used to help evaluate the success of our executives, as it is one of the performance criteria associated with our "pay at risk" compensation programs. It is also a measure that management uses to evaluate our business performance by rewarding delivery of operational efficiency improvements. A reconciliation of Adjusted EBIT to Net Income is included in Appendix B.

(4)
Adjusted EPS is a non-GAAP measure that is used to help evaluate the success of our executives, as it is one of the performance criteria associated with our "pay at risk" compensation programs. It is also a measure that management uses to evaluate our business performance, and is discussed in the "Highlights of our 2019 Business Results" section later in this Proxy Statement. A reconciliation of Adjusted EPS to diluted net income per share is included in Appendix B.

(5)
Adjusted Organic Revenue Growth is a non-GAAP measure that is used to help evaluate the success of our executives, as it is one of the performance criteria associated with our "pay at risk" compensation programs. We define Adjusted Organic Revenue Growth as the reported change in Net Revenue, excluding the effects of foreign currency movements and acquisitions, net of exited businesses, over the three-year performance period.

(6)
ROIC is a non-GAAP measure that has the potential to modify the number of PRSUs that convert into ordinary shares, upwards or downwards by up to 15%, based on achievement of the Company’s Adjusted EPS goals. Refer to “Elements of Executive Compensation” section later in this Proxy Statement for additional discussion around the nature and objectives of this compensation measure. We define ROIC as Adjusted Earnings before Interest divided by Total Invested Capital. Adjusted Earnings before Interest is defined as net income before interest expense, net, depreciation and amortization expense related to the step-up in fair value of fixed and intangible assets and inventory, deferred income tax and other tax (benefit) expense, deferred (gain) loss on other hedges, financing and other transaction costs, restructuring and special charges, and other costs. Total Invested Capital is defined as the trailing five quarter average of the sum of shareholders' equity, long-term debt, net deferred tax liabilities, and long-term capital lease and other financing obligations.

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2019 Say on Pay Vote and Response to Shareholders' Feedback
We submitted our executive compensation program to an advisory vote of our shareholders at the 2019 Annual General Meeting of Shareholders, and it received overwhelming support of 97.7% of the votes cast. In support of good governance, we regularly engage in a dialogue with nearly all of our significant shareholders in order to understand their perspectives on our compensation programs and other corporate governance topics. The Compensation Committee considered shareholder feedback as part of its annual assessment of the Company's overall executive compensation program and policies. The Compensation Committee reaffirmed the core structure of our executive compensation program in fiscal year 2019 based on strong shareholder support for our prior year advisory resolution on executive compensation and significant changes made to our annual incentive bonus and long–term incentive programs in recent years as illustrated below.

Changes to Our Annual and Long-Term Incentive Programs

2015

- Added a CEO and Executive Scorecard based on business and strategic objectives; serves as a modifier to the Annual Incentive Bonus
- Increased weighting of PRSUs to 50% of LTI mix
- Added ROIC as an LTI performance metric

2016

- Maintained program structure based on strong support from our shareholders

2017

- Introduced Growth Performance Units (GPUs), performance-based restricted stock units tied to our organic revenue growth performance

2018

- Included GPUs as part of the overall LTI mix, making the mix 15% RSUs, 30% options, 20% GPUs, and 35% PRSUs
- Increased the CEO's shareholding requirement to 5x base salary

2019

- Changed the metric under the Annual Incentive Bonus program from adjusted EPS to an Earnings Before Interest and Taxes (EBIT) metric, which supports the Company's strategy of rewarding delivery of operational efficiency improvements. This also diversifies the metrics utilized under the short-term incentive program and the long-term incentive program

2020

- Removed Options and GPUs as part of the overall LTI mix, making the mix 45% RSUs, and 55% PRSUs
- Vesting of RSUs switched from 3-year cliff vesting to Ratable over 3 years
- PRSUs changed to Relative Adj EPS Performance with 3 year CAGR

2020 Compensation Highlights
In 2020 the Compensation Committee approved a change in the annual incentive bonus program metric from Adjusted Earnings Before Income Taxes (EBIT) to Net Operating Income and Free Cash Flow, which continues to focus on the Company's strategy of delivering operational and margin improvements along with emphasis on maintaining a steady cash flow. Further, this diversifies the metrics utilized for short-term incentive programs and the long-term incentive compensation metrics of Adjusted EPS, and ROIC.
The Compensation Committee continues to consider and monitor shareholder feedback when making decisions involving executive compensation.

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Executive Summary
Highlights of our 2019 Business Results
During 2019, we made significant progress against our key operational priorities. We generated strong secular growth throughout the year and outperformed expectations in China and our Industrial business. While we had a solid year of balanced operational performance in 2019, our performance under our primary incentive drivers for fiscal 2019 fell below our rigorous internal goals. Because our incentive compensation programs are designed to align with and promote the execution of our ambitious business strategy, the results under these programs are reflective of suboptimal performance against our stretch goals. Additionally, during 2019 we undertook a significant review of our incentive program and target goals over recent years and concluded that performance goals have been established at levels that are very challenging. Despite meaningful progress in performance, our incentive payouts fell below targeted levels
As we look forward, we will sustain our disciplined focus on delivering double digit Adjusted EPS growth and strong cash flow generation, expanding profit margins including those of acquired businesses, executing on new design wins, further developing emerging technologies, and capturing new attractive long-term growth opportunities.
Key accomplishments for 2019 include(7):

•	Despite weak end markets, saw attractive outgrowth versus the end market

•	Strong secular growth in China

•	Operating margins in-line with guidance and delivering solid operating profitability

•	Stock price increased from 20% from $44.84 a share to $53.87 a share

•	Increased investment and continued great progress in Electrification and Smart & Connected

•	Closed new business wins worth an expected approximate $387 million in future revenues

•	Net revenue decreased 2.0% ((1.1)% organic revenue decline) to $3.45 billion

•	Adjusted net income decreased 7% to $576 million, or 16.7% of revenue

•	Adjusted EPS decreased 2.5% to $3.56 per share

•	Repurchased 7.161 million shares for approximately $350 million under our approved share repurchase program

•	Secured significant new design wins across key growth initiatives

•	Free cash flow remained constant at $458 million

_________

(7)
Organic revenue growth, Adjusted net income, Adjusted EPS growth, and Free cash flow are non-GAAP measures that we use to evaluate our ongoing operations and operating trends. A reconciliation of each of these measures other than organic revenue growth to the most comparable GAAP measure is included in Appendix B. Organic revenue growth is defined on page 44 of our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on February 11, 2020.

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Net Revenue ($ in Millions)
3-YEAR CAGR
2.5%
FY-19 REPORTED GROWTH
(2.0%)
FY-19 ORGANIC GROWTH
(1.1%)
$3,202
$3,307
$3,522
$3,451
2016
2017
2018
2019

Net revenue has grown at a compound annual growth rate ("CAGR") of 2.5% over the past three years. The key drivers of our three year net revenue growth were 32.3% organic revenue growth in HVOR and 16.4% organic revenue growth in Aerospace.

Adjusted EPS
FY-19
REPORTED
GROWTH
(2.5%)
3-YEAR CAGR
7.2%
$2.89
$3.19
$3.65
$3.56
2016
2017
2018
2019

Adjusted EPS has grown at a CAGR of 7.2% over the past three years. Refer to Appendix B included at the end of this Proxy Statement for a definition and reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Sensata 2020 Proxy Statement — 25

Free cash flow has grown at a CAGR of 5.4% over the past three years.

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Our compensation programs strive to align CEO compensation with Company performance and shareholder returns. Below is a three year aggregate view of CEO Compensation:

*
Target Pay is defined as the sum of base salary, annual incentive bonus target, the target grant date fair value of PRSUs and GPUs, and the grant date fair value of options and RSUs over the three-year period from 2017 to 2019.

** Realizable Pay is defined as the sum of base salary, actual annual incentive bonus payout, market value of unvested RSUs (number of units times fiscal year 2019 closing price of our ordinary shares), market value of unexercised options (number of options times excess, if any, between fiscal year 2019 closing price of our ordinary shares and exercise price), and market value of unvested PRSUs and GPUs (number of units expected to vest, taking into consideration actual performance versus targets, times fiscal year 2019 closing price of our ordinary shares).

As of December 31, 2019, the aggregate realizable pay for our CEO over the three-year period from 2017 to 2019 is approximately 80% of her target pay, as shown in the chart above. We believe the foregoing supports the strong alignment of our executive compensation program with both Company and stock price performance.
In light of our performance as above and in keeping with our practice of setting stretch goals for our compensation plans, our Annual Incentive Bonus paid out at 0% of target for both the CEO and other NEOs for fiscal year 2019. Additionally, our PRSUs related to the performance period from January 1, 2017 to December 31, 2019 vested on April 1, 2020 at 94% of target for both the CEO and other NEOs. GPUs related to the performance from January 1, 2017 to December 31, 2019 vested on April 1, 2020 at 67% of target for both the CEO and other NEOs.
Executive Compensation Philosophy and Objectives
Our philosophy in establishing compensation policies for our NEOs is to align "pay at risk" compensation with our strategic goals and growth objectives, while offering market competitive target compensation that enables us to attract and retain highly qualified executives.

Sensata 2020 Proxy Statement — 27

The primary objectives of our overall executive compensation program for our NEOs are listed in the table below:

Objectives	How We Meet Our Objectives
Attract and retain highly qualified executive officers	●	Provide a competitive total pay package (base salary, bonus, long-term incentives, and benefits)
	●	Regularly evaluate our pay programs against that of our peer group
Reward outstanding performance	●	Produce annual short-term incentives that are based on the Company's financial and strategic performance
	●	Grant annual long-term incentive awards that are based on individual performance as well as role
Promote and reward the achievement of our long-term value-creation objectives	●	Provide a significant portion of each NEO’s total direct compensation in the form of variable compensation "pay at risk"
	●	Align executive compensation with long-term performance
	●	Tie vesting of PRSUs to the Company's Adjusted EPS and ROIC outcomes over the performance period
	●	Tie vesting of GPUs to organic revenue goals over a three-year period
	●	Administer plans to include three-year performance cycles on PRSUs and GPUs, three-year vesting schedules on time-based RSUs, and four-year vesting schedules on stock options
Create performance accountability	●	Align performance targets under incentive programs with high growth expectations in support of our short- and long-term strategies
Align the interests of our NEOs with those of the Company and shareholders	●	Enforce share ownership guidelines which encourage alignment between long-term shareholder value and management decisions

Compensation Best Practices

The following table highlights the executive compensation best practices used by the Company:

Compensation Best Practices
✓	Link annual incentive compensation to the achievement of our objective pre-established performance goals
✓	Complete rigorous goal setting process annually
✓	Use balanced performance metrics focused on both profitable earnings growth as well as strategic capital deployment
✓	Provide the majority of our 2019 long-term incentive compensation through vehicles linked to shareholder value-creation (PRSUs, GPUs and stock options)
✓	Apply robust minimum stock ownership guidelines and require 50% net after-tax retaining of shares until ownership guidelines are met
✓	Maintain a claw-back policy
✓	Evaluate the risk of our compensation program
✓	Use an independent compensation consultant
✓	Prohibit hedging or pledging of Company stock
✓	Require “double-trigger” change-in-control for cash or equity payments
✓	Ban golden parachute excise tax gross-ups for executive officers upon a change-in-control
✓	Limit perquisites
✓	Maintain original financial targets for PRSUs or GPUs
✓	Forbid backdating or repricing of stock options without Shareholder approval
Elements of Executive Compensation
Compensation Program Overview
Our Company provides compensation elements of base salary, bonus, long-term incentives, and limited perquisites and benefits. The balance among these components is established annually by the Compensation Committee and is designed to recognize past performance, retain key employees, and encourage future performance. When conducting its annual deliberations, the Compensation Committee reviews each component against both historical and recent comparative statistics as well as

Sensata 2020 Proxy Statement — 28

anticipated trends in compensation with comparisons to our peer group. The Compensation Committee also considers pay and employment conditions of other employees within the Company (internal pay equity) in determining executive compensation. The Compensation Committee believes that the design of our compensation program is appropriate and competitive.
Pay Mix
In alignment with our pay-for-performance philosophy, our total executive compensation pay mix is heavily weighted toward variable compensation, which helps to align the interests of our executives with long-term value-creation and shareholder interests. Annual and long-term incentive compensation represents 86% of target total direct compensation for our CEO and, on average, approximately 79% of target total direct compensation for our other NEOs.

(1)	PBUs include PRSUs which are tied to Adjusted EPS with ROIC modifier and GPUs which are tied to organic revenue growth.

Base Salary
The base salary for each NEO is based on that executive’s scope of responsibilities, taking into account the competitive market compensation paid by companies within our established peer group to executives in similar positions. We believe that each of our executives' base salaries should generally be targeted around the market median of salaries paid to executives at comparable companies in similar positions, and with similar responsibilities, as described in the section "Compensation Benchmarking and Survey Data."
Base salaries are reviewed by the Committee annually. Annual adjustments to an executive’s base salary take into account individual performance (based on achievement of pre-determined goals and objectives), market position of the individual’s current base salary versus our desired market positioning, our historical pay practices with respect to that position, affordability of any increase, and internal pay equity.

Sensata 2020 Proxy Statement — 29

The following table provides information concerning the base salaries of our NEOs as of the end of our 2018 and 2019 fiscal years:

Name	2018	2019	% Increase
Martha N. Sullivan	$945,000	$945,000	—%
Paul S. Vasington	$500,240	$500,240	—%
Jeffrey J. Cote	$585,457	$605,000	3.3%
Steven Beringhause	$492,492	$492,492	—%
Paul Chawla	$470,000	$500,000	6.4%
Mr. Cote's increase takes into consideration his promotion to President and Chief Operating Officer effective January 21, 2019. Mr. Chawla's increase takes into consideration his promotion to Executive Vice President, Performance Sensing effective May 28, 2019.
Annual Incentive Bonus
Our NEOs participate in the executive annual incentive bonus program. Each year, we establish bonus targets for our executives based on the executive’s scope of responsibilities and taking into account competitive market compensation data. The annual incentive bonus is targeted at a level that, when combined with the executive's base salary, yields total annual cash compensation that approximates the market median. For 2019, target annual incentive bonuses were established at the levels listed below, which are consistent with 2018 levels, with the exception of Mr. Chawla, who was promoted to Executive Vice President, Performance Sensing effective June 1, 2019:

Name	2019 Annual Incentive Bonus Target (as a % of base salary)
Martha N. Sullivan	125%
Paul S. Vasington	100%
Jeffrey J. Cote	100%
Steven Beringhause	100%
Paul Chawla	100%
The annual incentive bonus consisted of two performance factors: (1) achievement of our Adjusted EBIT growth goal and (2) achievement of business and strategic goals established in the performance scorecard. The performance against the pre-established goals outlined in the scorecard is determined by applying the percentage achievement against each weighted goal. This score is then applied as a modifier against the achievement of our Adjusted EBIT growth goal.
The non-CEO executives have a shared performance scorecard (the "Executive Scorecard") for purposes of our annual incentive bonus program. This design better aligns our executive officers' performance incentives with our highly matrixed and interdependent structure. The CEO has an individual scorecard (the "CEO Scorecard") that is evaluated by the full Board of Directors. In addition, the Committee may exercise negative discretion in determining final payouts.
This two-prong design with negative discretion is intended to motivate executives to focus on the achievement of both financial and strategic priorities. Annual Incentive Bonus payouts are calculated as follows:

Annual Incentive Bonus Target ($)	*	Achievement of Adjusted EBIT Growth Goal Relative to Target (%)	*	Performance Scorecard (%)	-	Committee Adjustment ($)	=	Annual Incentive Bonus Payout ($)
Adjusted EBIT
In establishing earnings goals, the Compensation Committee considered recent earnings performance, management’s near-term operating and financial plans, and shareholder expectations. The target 2019 growth goal of an Adjusted EBIT of $942 Million, which exceeded the midpoint of the Company’s annual guidance of $884 Million, represented an increase of 14.6% over 2018 Adjusted EBIT.

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	Adjusted EBIT Growth Goal	Percentage of Target Payout
Threshold	6.2%	40%
Hurdle	8.9%	65%
Target	11.1%	100%
Hurdle	14.3%	150%
Maximum	17.4%	200%
As reflected in the table above, the actual annual incentive bonus for our executive officers could have been less than or greater than their target annual incentive bonus, depending on the Company's overall financial performance and the executive scorecard results. The actual payout will be interpolated on a straight-line basis based on the table above.
Actual Performance Against Adjusted EBIT Growth Goal
Our 2019 Adjusted EBIT growth was -4.9%, adjusted for bonus cost, which resulted in 0% funding relative to target.
Performance Scorecard
As discussed above, in addition to our Adjusted EBIT growth goal, the incentive plan provides for a modifier based on performance against a scorecard. The CEO as well as all other executives can receive a score between 0% - 150%. In order for the modifier to apply, Adjusted EBIT growth achievement must be at or above threshold performance. The scorecards are developed each year and include measurable business and strategic goals that can be reviewed at the end of the year and objectively scored. The weightings of each goal can vary from year to year and may be different between the CEO and non-CEO executive scorecards. The purpose of the performance scorecard is to tie bonus payouts to the achievement of strategic initiatives that our executive management can impact. These goals align our executives' decisions with the execution of our strategic initiatives.
CEO Scorecard
At the end of the year, the Committee reviewed the CEO’s pre-set scorecard in light of her accomplishments and determined the resulting individual performance score. Summarized below is the CEO Scorecard for 2019 along with the resulting CEO Performance Score as determined by the Committee.

	Below	Meets	Exceeds
Grow TSR	✓
Position for Growth	✓
Organizational Development		✓
CEO Performance Score = 35%
Key Accomplishments

•	Closed new business wins worth an expected approximate $387 million in future revenues

•	Developed the executive team and bench to ensure a CEO successor is ready
Executive Scorecard
All the non-CEO executives are assessed together against one Executive Scorecard which drives strong alignment and collaboration among the executives on key business and strategic objectives. At the end of the year, the CEO assessed the 2019 Executive Scorecard against actual performance, determined the resulting performance score, and made recommendations to the Committee. Summarized below is the 2019 scorecard for our non-CEO executives along with the resulting Executive Performance Score as determined by the Committee.

	Below	Meets	Exceeds
Turnover	✓
NBO Closures	✓
Capital Allocation		✓
Grow TSR	✓
Executive Performance Score = 25%

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Key Accomplishments

•	Closed new business wins worth an expected approximate $387 million in future revenues

•	Strengthened position in electrification through the acquisition of Cynergy3 for £23 million

•	Completed $350 million in share buybacks
2019 Committee Discretion Adjustment

For 2019, the Committee did not make any discretionary adjustments to incentive plan payouts for the NEOs.
2019 Annual Incentive Results
Based on the Company’s Adjusted EBIT performance, Performance Scores and the Committee Discretion Adjustment, the table below shows the actual bonus results for both our CEO and our other NEOs at 0% of target:

Name	Annual Incentive Bonus Target (%)	Annual Incentive Bonus Target	Achievement of Adjusted EBIT Relative to Target	Performance Score	Annual Incentive Bonus at Performance	Committee Adjustment	Annual Incentive Bonus Payout	2019 Annual Incentive Bonus Payout as a % of Target
Martha N. Sullivan	125%	$1,181,250	0%	35%	$0	$0	$0	0%
Paul S. Vasington	100%	$500,240	0%	25%	$0	$0	$0	0%
Jeffrey J. Cote	100%	$605,000	0%	25%	$0	$0	$0	0%
Steven Beringhause	100%	$492,492	0%	25%	$0	$0	$0	0%
Paul Chawla	100%	$500,000	0%	25%	$0	$0	$0	0%
Equity Compensation
Equity compensation is granted to our executive officers and other key employees as a long-term, non-cash incentive. Our equity compensation structure is intended to accomplish the following main objectives:
•balance and align the interests of participants and shareholders;
•reward participants for demonstrated leadership and performance aimed towards the creation of shareholder value;
•increase equity holding levels of key employees;
•ensure competitive levels of compensation opportunity in line with our peer group; and
•assist in attracting, retaining, and motivating key employees, including the NEOs.

We primarily grant stock options, RSUs and PBUs under the Sensata Technologies Holding PLC First Amended and Restated 2010 Equity Incentive Plan (the "2010 Equity Plan"), which was adopted in connection with our initial public offering, as the principal method of providing long-term incentive compensation. Prior to our initial public offering, we granted stock options to our executive officers under the First Amended and Restated Sensata Technologies Holding B.V. 2006 Management Option Plan (the "2006 Option Plan"), and we granted restricted securities to our executive officers under the First Amended and Restated Sensata Technologies Holding B.V. 2006 Management Securities Purchase Plan (the "2006 Purchase Plan"). It is expected that no further grants will be made under the 2006 Option Plan or the 2006 Purchase Plan.
2019 Long-Term Incentive ("LTI") Program
Our 2019 ongoing LTI program for the NEOs consisted of approximately 55% performance-based restricted stock units (PRSUs and GPUs), 30% stock options and 15% RSUs. The grant date values of 2019 Annual LTI awards were as follows:

Executive	2019 LTI Grant
Martha N. Sullivan	$4,600,066
Paul S. Vasington	$1,200,052
Jeffrey J. Cote	$2,040,092
Steven Beringhause	$1,350,080
Paul Chawla	$1,000,066

Sensata 2020 Proxy Statement — 32

Stock Options
Stock options were granted on April 1, 2019 with an exercise price equal to $46.93 (per share), the fair market value of each underlying ordinary share as the grant date, and are subject to time-based vesting with 25% vesting on each of the first four anniversaries of the grant date.
RSUs
Time-Based RSUs were granted on April 1, 2019 with a fair market value of $46.93 (per unit) as of the grant date, and are subject to cliff vesting on the third anniversary of the grant date.
PRSUs
PRSUs were granted on April 1, 2019 with a fair market value of $46.93 (per unit) as of the grant date. The PRSUs are subject to cliff vesting on the third anniversary of the grant date. The number of PRSUs that will ultimately vest depends on the Company’s Adjusted EPS performance for each of the fiscal years 2019 through 2021. In addition, these awards include an ROIC modifier so that the number of PRSUs that convert into ordinary shares based on achievement of our performance goals may be adjusted upwards or downwards by up to 15%, depending on the Company’s ROIC for each of the years in the three-year performance period. In order for the ROIC modifier to be applied, however, the Company must at least achieve the respective threshold Adjusted EPS goal. The ROIC modifier is included to encourage our executive officers to maintain a balanced capital deployment strategy in addition to focusing on earnings growth. Each year, the Committee undertakes a rigorous goal setting process during which it considers, among other items, management’s short- and long-term financial and operating plans and shareholder expectations regarding the Company’s earnings performance and growth, in determining Adjusted EPS goals and ROIC levels. The Committee strives to establish challenging but attainable targets with heavy stretch goals for maximum payout.
Adjusted EPS and ROIC targets for each of the years in the three-year performance period were set at the beginning of the performance period. At the end of each year in the performance period, the award agreement provides that our actual results will be measured against that year’s pre-established targets. One-third of each participation award is "banked" and adjusted for performance, after each year, with banked portions subject to continued time vesting over the three-year period.
The table below illustrates how the ultimate payout is calculated:

	Adjusted EPS (1-year periods)
Percentage of Adjusted EPS Target Achieved	Year 1 Adjusted EPS	Banked Units	Year 2 Adjusted EPS	Banked Units	Year 3 Adjusted EPS	Banked Units
< 90%		0%		0%		0%
90%	Threshold	50%	Threshold	50%	Threshold	50%
100%	Target	100%	Target	100%	Target	100%
≥110%	Maximum	100%	Maximum	125%	Maximum	150%
	ROIC Modifier
	Percentage of ROIC Target	Modifier	Percentage of ROIC Target	Modifier	Percentage of ROIC Target	Modifier
	<100%	0.85	<100%	0.85	<100%	0.85
	100%-150%	1.00	100%-150%	1.00	100%-150%	1.00
	>150%	1.15	>150%	1.15	>150%	1.15

1/3 of the PRSUs granted	*	Banked Units % based on Adjusted EPS performance	*	ROIC Modifier	=	Banked Units in a given year
For example, if 3,000 PRSUs are granted, Year 1 Adjusted EPS is at 90% of target and ROIC is at 90% of target, the Year 1 banked portion would be equal to (1/3 * 3,000 PRSUs) * 50% * 0.85 which is equal to 425 banked units.
On the vesting date, the number of PRSUs that will vest is the greater of:

(1)	The cumulative number of banked units, or

(2)
The product of (the total PRSUs granted) * (the Year 3 banked units percentage based on Adjusted EPS) * (the Year 3 ROIC modifier). This second formula can only be applied if the actual Year 3 Adjusted EPS is

Sensata 2020 Proxy Statement — 33

greater than 100% of the Year 3 Adjusted EPS target and the Year 3 ROIC is greater than or equal to 100% of the Year 3 ROIC target.
The banked units percentage for each year within the three-year performance period will be interpolated on a straight-line basis based on the chart above.
We believe this approach, to set annual Adjusted EPS targets within the three-year performance period, provides a direct link to our Adjusted EPS growth goals and strengthens our executives' incentives to achieving these goals.
2017 - 2019 PRSUs
On April 1, 2020, 94% of the 2017 PRSUs vested. Below provides an overview of the calculation:

	2017	2018	2019
Adjusted EPS Target	$3.14	$3.45	$3.80
Adjusted EPS Achieved	$3.23	$3.65	$3.56
% of Adjusted EPS Target Achieved	103%	106%	94%
Adjusted EPS Banked %	100%	114%	68%
Adjusted ROIC Target	10% - 15%	10% - 15%	10% - 15%
Adjusted ROIC Achieved	12%	12%	12%
ROIC Modifier	1.00	1.00	1.00
% Banked	100%	114%	68%

Total vest = (1/3 of PRSUs granted * 2017 Adjusted EPS Banked % * 2017 ROIC Modifier) + (1/3 of PRSUs granted * 2018 Adjusted EPS Banked % * 2018 ROIC Modifier) + (1/3 of PRSUs granted * 2019 Adjusted EPS Banked % * 2019 ROIC Modifier)
Total vest = (1/3 * 100% * 1.00) + (1/3 * 114% * 1.00) + (1/3 * 68% * 1.00) = 94%
The table below depicts our actual historical performance related to PRSUs granted in 2012, 2013, 2014, 2015, 2016 and 2017.

Sensata LTI Performance Plan History	2013	2014	2015	2016	2017
Actual Performance	2015 Adj. EPS $2.82	2016 Adj. EPS $2.89	2017 Adj. EPS $3.19 ROIC 12%	2018 Adj. EPS $3.65 ROIC 12%	2019 Adj. EPS $3.56 ROIC 12%
Vested %	100%	96%	61%	126%	94%
GPUs
On April 1, 2019, we granted GPUs specifically tied to organic revenue growth performance with a fair market value of $46.93 (per unit) as of the grant date. The GPUs are subject to cliff vesting on the third anniversary of the grant date. The number of GPUs that will ultimately vest depends on the Company’s Adjusted Organic Revenue Growth performance for each of the fiscal years 2019 and 2020, and the 3-year constant currency CAGR in 2021. Adjusted Organic Revenue Growth is calculated as the reported percentage change in Net Revenue adjusted for the effects of: (1) foreign currency movements; and (2) acquisitions, net of exited businesses that occur during the three-year performance period. This award may payout between 0% and 150% of target, however, at or above threshold performance must be achieved to earn a payout under this award. One-third of each participant's award is "banked" and adjusted for performance, after each year, with banked portions subject to continued time vesting over the three-year period, and maximum banking limited to 100% and 125% in years 1 and 2, respectively. The table below illustrates how the ultimate payout is calculated:

Sensata 2020 Proxy Statement — 34

	Adjusted Organic Revenue Growth (1-year periods)
Performance	Year 1 Adjusted Organic Revenue Growth	Banked Units	Year 2 Adjusted Organic Revenue Growth	Banked Units	3-Year CAGR	Banked Units
<90%		0%		0%		0%
90%	Threshold	50%	Threshold	50%	Threshold	50%
100%	Target	100%	Target	100%	Target	100%
≥110%	Maximum	100%	Maximum	125%	Maximum	150%

1/3 of the GPUs granted	*	Banked Units % based on Adjusted Organic Growth performance	=	Banked Units in a given year
On the vesting date, the number of GPUs that will vest is the greater of:

(1)	The cumulative number of banked units, or

(2)
The product of (the total GPUs granted) * (the Year 3 banked units percentage based on 3-Year CAGR). This second formula can only be applied if the actual 3-Year CAGR is greater than 100% of the 3-Year CAGR Target.

The banked units percentage for each year within the three-year performance period will be interpolated on a straight-line basis based on the chart above.
Retirement and Other Benefits
Certain NEOs are eligible to participate in the retirement and benefit programs as described below. The Compensation Committee reviews the overall cost to the Company of the various programs generally when changes are proposed. The Compensation Committee believes the benefits provided by these programs are important factors in attracting and retaining executive officers, including the NEOs.
All retirement plans provided for employees duplicate benefits provided previously to participants under plans sponsored by Texas Instruments and recognize prior service with Texas Instruments.
Pension Plan. As part of their post-employment compensation, Ms. Sullivan and Mr. Beringhause participate in the Sensata Technologies Employees Pension Plan. Texas Instruments closed this pension plan to participants hired after November 1997. Effective January 31, 2012, this plan was frozen, and as a result, future benefit accruals after this date have been eliminated. The benefits under this qualified benefit pension plan are determined using a formula based upon years of service and the highest five consecutive years of compensation prior to the freeze in January 2012. See "Pension Benefits" below for more information on the benefits and terms and conditions of this pension plan.
Supplemental Benefit Pension Plan. The Sensata Technologies Supplemental Benefit Pension Plan is a non-qualified benefit payable to participants that represents the difference between the vested benefit actually payable under the Sensata Technologies Employees Pension Plan at the time the participant’s benefit payment(s) commences under this supplemental pension plan and the vested benefit that would be payable under the Sensata Technologies Employees Pension Plan had there been no qualified compensation limit. Effective January 31, 2012, this plan was frozen, and as a result, future benefit accruals after this date have been eliminated. Ms. Sullivan and Mr. Beringhause participate in this plan.
401(k) Savings Plan. The NEOs are eligible to participate in our 401(k) savings plan on the same basis as all other eligible employees. The plan provides for an employer-matching contribution up to 4% of the employee's annual eligible earnings. Ms. Sullivan and Messrs. Vasington, Cote, Beringhause and Chawla are participants in this plan.
German Pension Plan. This plan vests over a five-year period. The employer contributes 2% to Social Security Contribution Ceiling (SSCC) and an additional 6% over SSCC of basic annual salary (inclusive of Holiday and Christmas Bonus amounts). For the period of January 1, 2018 through August 31, 2018, Mr. Chawla participated in the German pension plan as part of his German employment contract.
Health and Welfare Plans. We provide medical, dental, vision, life insurance, and disability benefits to all eligible non-contractual employees. The NEOs are eligible to participate in these benefits on the same basis as all other employees. For the period of January 1, 2018 through August 31, 2018, Mr. Chawla participated in private health insurance as part of his German employment contract.

Sensata 2020 Proxy Statement — 35

Post-Employment Medical Plan. In general, employees, including the NEOs, with 20 or more years of service, including time worked at Texas Instruments, are eligible for retiree health and dental benefits. Individuals hired on or after January 1, 2007, including Messrs. Cote, Vasington, and Chawla, and individuals who retired from Texas Instruments are not eligible for retiree health and dental benefits. Ms. Sullivan and Mr. Beringhause are eligible for this plan.
Perquisites. In addition to the components of compensation discussed above, we offer perquisites to the NEOs in the form of financial counseling. See "Summary Compensation Table" below for a summary of the reportable perquisites for the NEOs.
Compensation Risk Controls
The following table summarizes practices we have in place to mitigate risk for shareholders.

Executive Stock Ownership Requirements
The Company has a policy that each NEO hold stock options, restricted securities, or other equity of the Company in an amount equal in value to at least a defined multiple of his or her base salary as follows: Ms. Sullivan, 5x salary; Messrs. Vasington, Cote, Beringhause and Chawla 3x salary. All of the NEOs, except Mr. Chawla, currently meet the stock ownership requirement. Mr. Chawla has until January 1, 2023 to meet the requirement.

Director Stock Ownership Requirements
The Committee has adopted a policy requiring directors to hold five times their annual cash retainer in share value ($1,125,000 holding requirement for our Chairman and $425,000 holding requirement for all other Board members), to ensure that directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation.

Share Holding Requirement
The Company and Compensation Committee have adopted a policy which requires individuals subject to Stock Ownership requirements, both employees and non-employee directors, to retain 50% of net after-tax shares upon vesting/exercise until ownership guidelines have been met.

Anti-hedging/Anti-pledging Policy
The Company has a robust Insider Trading Policy that applies to all directors, officers, and employees, including their respective family members. These insiders may not engage in any of the following transactions with respect to the Company's ordinary shares: (i) short sales; (ii) buying or selling options (excluding options granted pursuant to the Company's long-term equity incentive plans), including puts or calls; (iii) holding the Company's securities in margin accounts and/or pledging such securities as collateral; (iv) hedging transactions (including with respect to any SEC Rule10b5-1 Trading Plan); and (v) any standing orders exceeding five business days (unless it is a standing order incorporated into any SEC Rule10b5-1 Trading Plan).

Claw-back Policy
A recoupment ("claw-back") policy is in place which gives the Compensation Committee the ability to claw-back officer bonuses or equity in the event of a restatement of our financial results due to misconduct.

Process and Procedure for Determining Executive Compensation
Role and Function of the Committee
The Compensation Committee is currently composed of three members of the Board of Directors: James E. Heppelmann, Paul Edgerley, and Constance Skidmore. The Compensation Committee is responsible for reviewing and approving each element of compensation for the NEOs. The Compensation Committee also reviews our overall compensation philosophy and objectives on an annual basis. The Compensation Committee is also involved with risk review of our compensation policies and practices, and has concluded that our compensation program does not incentivize executives or employees to take actions that would result in a material adverse impact on the Company.
The Compensation Committee has the sole authority to retain and to terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The compensation consultant advises the Compensation Committee on all matters related to the compensation of the NEOs and assists the Committee in interpreting data provided by us, as well as additional data provided by the compensation consultant. The Compensation Committee has retained Frederic W. Cook & Co., Inc. ("FW Cook") as its compensation consultant since 2015. FW Cook prepares materials for, and participates in, all Compensation Committee meetings. The Compensation Committee has the ability to hold an executive session with the compensation consultant during each meeting at which the consultant is present. No members of management are present at the executive sessions unless requested by the Compensation Committee.

Sensata 2020 Proxy Statement — 36

The Compensation Committee makes an independent determination on all matters related to compensation of the NEOs. In making its determinations, the Compensation Committee may seek the views of the CEO on whether the existing compensation policies and practices continue to support our business objectives, the appropriateness of performance goals, the Company’s performance, and the contributions of the other NEOs to that performance.
The Compensation Committee may also consult with the Chief Human Resources Officer or other members of Human Resources on matters related to the design, administration, and/or operation of our compensation program. The Compensation Committee has delegated administrative responsibilities for implementing its decisions on compensation and benefit related matters to the Chief Human Resources Officer, who reports directly to the Compensation Committee regarding the actions she has taken under this delegation.
In the selection of FW Cook as its compensation consultant, the Compensation Committee considered the independence of FW Cook in light of SEC rules and NYSE listing standards. Specifically, the Compensation Committee considered the following factors: (i) other services provided to us by FW Cook; (ii) fees paid by us as a percentage of FW Cook’s total revenue; (iii) policies or procedures maintained by FW Cook that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultant(s) from FW Cook involved in the engagement and a member of the Compensation Committee; (v) any Company stock owned by FW Cook or the individual consultant(s) of FW Cook involved in the engagement; and (vi) any business or personal relationships between our executive officers and FW Cook or the individual consultant(s) involved in the engagement. The Compensation Committee concluded that FW Cook is independent under these rules and standards.
Role of Officers in Determining Compensation
The Chief Executive Officer, Chief Human Resources Officer, and Vice President of Compensation & Benefits provide analysis and recommendations on compensation issues and attend Compensation Committee meetings as requested by members of the Compensation Committee. The Compensation Committee also meets in executive sessions without any executive officers present. All decisions related to the compensation of the NEOs are ultimately made by the Compensation Committee.
Compensation Benchmarking and Survey Data
As part of establishing the total compensation packages for our NEOs for 2019, the Compensation Committee reviewed compensation packages for executive officers holding comparable positions, based on similarity of job content, at comparable companies. Annually FW Cook reviews a list of comparable companies for compensation benchmarking based on our industry, size and financial profile, including revenue and market capitalization. In October 2017, FW Cook recommended that the list of comparable companies, which included adding Rockwell Automation, Inc. and removing Fairchild Semiconductor, which had been acquired in 2016. The list of comparable companies recommended by FW Cook (i.e. the 2018 peer group) was approved by the Committee in October 2018. The 2019 peer group consisted of the following companies:

AMETEK, Inc.	Amphenol Corporation
Analog Devices, Inc.	BorgWarner Inc.
Curtiss-Wright Corporation	Dana Incorporated
Esterline Technologies Corporation	FLIR Systems, Inc.
Flowserve Corporation	Gentex Corporation
Hubbell Inc.	Keysight Technologies, Inc.
Moog Inc.	Regal Beloit Corporation
Rockwell Automation, Inc.	Roper Technologies, Inc.
Skyworks Solutions, Inc.	Teledyne Technologies Inc.
Trimble Inc.	Woodward, Inc.
The Compensation Committee utilizes the peer group to provide context for its compensation decision making. The compensation paid by peer group companies to their respective executive officers does not factor into the Compensation Committee’s determination of the peer group. After the peer group companies were selected, FW Cook prepared and presented a report to the Compensation Committee summarizing comparisons of our NEO compensation to that of comparable executives within the 2019 peer group. Each of the elements of compensation (base salary, short-term incentive target, and long-term stock-based compensation award) is reviewed as part of this analysis and evaluation.

Sensata 2020 Proxy Statement — 37

Employment Agreements, Change In Control Provisions, and One-Time Payments
We have employment agreements in place with each of our NEOs, and because each NEO is a U.S. resident, the employment agreements are with our primary U.S. operating subsidiary, Sensata Technologies, Inc. ("STI"). The agreements are for a one-year term, automatically renewing for successive additional one-year terms. The agreements provide for an annual base salary and eligibility to earn an annual incentive bonus in an amount equal to a certain percentage of his or her annual base salary, as previously described. Whether by express agreement, or by Company policy and practice applying to all STI officers, if any NEO is terminated without "cause," or if the NEO terminates his or her employment for "good reason" during the employment term, the NEO will be entitled to a severance payment equal to one year of his or her annual base salary plus an amount equal to the average of the NEO’s annual incentive bonus for the two years preceding his or her termination.
Ms. Sullivan's employment agreement includes severance provisions of (i) a severance payment equal to two years of her then current base salary, (ii) an amount equal to the sum of the annual incentive bonus payments received in the two years preceding her termination, and (iii) continuation of her health and welfare benefits to run concurrent with her COBRA period.
Under the employment agreements, "cause" means one or more of the following: (i) the indictment for a felony or other crime involving moral turpitude or the commission of any other act or any omission to act involving fraud with respect to the Company or any of its subsidiaries or any of their customers or suppliers; (ii) any act or any omission to act involving dishonesty or disloyalty which causes, or in the good faith judgment of the Company’s Board of Directors would be reasonably likely to cause, material harm (including reputational harm) to the Company or any of its subsidiaries or any of their customers or suppliers; (iii) any (A) repeated abuse of alcohol or (B) abuse of controlled substances, in either case, that adversely affects the NEO’s work performance (and, in the case of clause (A), continues to occur at any time more than 30 days after the NEO has been given written notice thereof) or brings the Company or its subsidiaries into public disgrace or disrepute; (iv) the failure by the NEO to substantially perform duties as reasonably directed by the Company’s Board of Directors or the NEO’s supervisor(s), which non-performance remains uncured for 10 days after written notice thereof is given to the NEO; (v) willful misconduct with respect to the Company or any of its subsidiaries, which misconducts causes, or in the good faith judgment of the Company’s Board of Directors would be reasonably likely to cause, material harm (including reputational harm) to the Company or any of its subsidiaries; or (vi) any breach by the NEO of certain provisions of the employment agreements or any other material breach of the employment agreements, the 2006 Purchase Plan, the 2006 Option Plan, or the 2010 Equity Plan.
Under the employment agreements, "good reason" means one or more of the following: (i) any reduction in base salary or bonus opportunity, without prior consent, in either case other than any reduction which (A) is generally applicable to senior leadership team executives of STI and (B) does not exceed 15% of the NEO’s base salary and bonus opportunity in the aggregate; (ii) any material breach by STI or any of its subsidiaries of any agreement with the NEO; (iii) a change in principal office, without prior consent, to a location that is more than 50 miles from the NEO’s principal office on the date thereof; (iv) delivery by STI of a notice of non-renewal of the term of the employment agreement; or (v) in the case of Ms. Sullivan’s agreements, a material diminution in job responsibilities, without prior consent; provided that any such reason was not cured by STI within 30 days after delivery of written notice thereof to STI; and further provided that, in each case, written notice of an NEO’s resignation with good reason must be delivered to STI within 30 days after the NEO has actual knowledge of the occurrence of any such event in order for the NEO’s resignation with good reason to be effective thereunder.
We believe that these agreements serve to maintain the focus of our NEOs and ensure that their attention, efforts, and commitment are aligned with maximizing our success. These agreements serve to minimize distractions involving executive management that might arise when the Board of Directors is considering possible strategic transactions involving a change in control and assure continuity of executive management and objective input to the Board when it is considering any strategic transaction.
For more information regarding change in control provisions, refer to the "Potential Payments upon Termination or a Change in Control" section of this Proxy Statement.
Risk Management and Assessment
In setting our compensation policies and practices, including the compensation of the NEOs, the Compensation Committee considers the risks to our shareholders and the achievement of our goals that may be inherent in such policies and practices. Although a significant portion of our executives’ compensation is performance-based and "at risk," the Committee believes the compensation policies and practices that we have adopted are appropriately structured and are not reasonably likely to materially adversely affect the Company. In particular:

•
We believe that incentive programs tied to the achievement of our strategic objectives, financial performance goals, and specific individual goals appropriately provide executives, including the NEOs, and other employees the incentive to focus on delivering shareholder value.

Sensata 2020 Proxy Statement — 38

•
A significant portion of variable compensation is delivered in equity (stock options, RSUs, PRSUs, and GPUs) with multi-year vesting. We believe that equity compensation helps reduce compensation risk by balancing financial and strategic goals against other factors management may consider to ensure long-term shareholder value is being sought.

•
We believe that stock ownership guidelines and vesting restrictions on equity awards serve as effective retention mechanisms and align the interests of employees, including the NEOs, with long-term shareholder value.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10–K for the fiscal year ended December 31, 2019.
From the members of the Compensation Committee:

James E. Heppelmann (Chair)
Paul Edgerley
Constance Skidmore

Sensata 2020 Proxy Statement — 39

SUMMARY COMPENSATION TABLES AND NARRATIVE DISCLOSURES
The following table sets forth information required under applicable SEC rules about the compensation for the years ended December 31, 2019, 2018, and 2017 of (i) our CEO, (ii) our CFO, and (iii) the three most highly compensated other executive officers who were serving as officers on December 31, 2019.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Martha N. Sullivan, Chief Executive Officer	2019	945,000	—	3,220,055	1,380,011	—	215,257	35,548	5,795,871
	2018	938,751	—	2,940,057	1,235,904	590,625	7,992	38,231	5,751,560
	2017	902,505	—	3,255,031	1,470,010	1,276,891	234,308	40,504	7,179,249

Paul S. Vasington, Executive Vice President and Chief Financial Officer	2019	500,240	—	840,047	360,005	—	—	33,230	1,733,522
	2018	495,388	—	1,340,095	353,093	250,120	—	32,421	2,471,117
	2017	477,331	—	930,040	420,007	534,383	—	31,205	2,392,966

Jeffrey J. Cote, President and Chief Operating Officer	2019	603,982	—	1,428,080	612,012	—	—	42,824	2,686,898
	2018	581,887	—	1,050,128	441,484	292,729	—	23,810	2,390,038
	2017	568,378	—	1,162,583	525,002	634,790	—	23,501	2,914,254

Steven Beringhause, Executive Vice President and Chief Technology Officer	2019	492,492	—	945,076	405,004	—	165,782	34,308	2,042,662
	2018	489,489	—	945,120	397,210	246,246	—	33,204	2,111,269
	2017	475,860	—	1,046,334	472,512	533,991	86,521	608,185	3,223,403

Paul Chawla, Senior Vice President, Performance Sensing	2019	487,500	—	700,055	300,011	—	—	173,502	1,661,068
	2018	454,647	59,926	525,090	220,742	176,250	—	185,377	1,622,032

(1)
Base salary shown here may differ with the base salaries shown in the "Compensation Discussion and Analysis-Elements of Executive Compensation-Base Salary" due to base salary increases that went into effect during the year, if any.

(2)	Reflects a discretionary retention payment related to Mr. Chawla’s prior role as SVP, Performance Sensing Europe.

(3)
Represents the aggregate grant date fair value of restricted stock units (i.e., PRSUs, GPUs, and RSUs) granted in the years ended December 31, 2019, 2018, and 2017 calculated in accordance with Accounting Standards Codification ("ASC") Topic 718, Stock Compensation ("ASC 718"). See Note 4, "Share Based Payment Plans," of our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2019 for further discussion of the relevant assumptions used in calculating the grant date fair value. With respect to PRSUs granted, the number of securities that vest will depend on the extent to which certain performance criteria are met and could range between 0% and 172.5% of the number of units granted. With respect to GPUs granted, the number of securities that vest will depend on the extent to which certain performance criteria are met. Payouts could range between 0% and 150% of the number of units granted in 2018 and between 0% and 200% of the number of units granted in 2017. The number of PRSUs, GPUs and RSUs granted to each NEO during 2019 is detailed in the Grants of Plan Based Awards Table.

(4)
Represents the grant date fair value of stock options granted during the fiscal year. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 4, "Share Based Payment Plans," of our Annual Report on Form 10–K for the fiscal year ended December 31, 2019. The number of shares underlying the stock options granted to each NEO during 2019 is detailed in the Grants of Plan Based Awards Table.

(5)	Represents the annual incentive bonus awarded to each NEO. See "Compensation Discussion and Analysis-Elements of Executive Compensation-Annual Incentive Bonus" for more information.

(6)	Reflects the aggregate change in actuarial present value of accrued benefits under the Sensata Technologies Employees Pension Plan and the Supplemental Pension Plan.

(7)	The table below presents an itemized account of "All Other Compensation" provided to the NEOs, regardless of the amount and any minimal thresholds provided under the SEC rules and regulations.

Sensata 2020 Proxy Statement — 40

Name	Fiscal Year	Financial Counseling ($)(1)	Insurance Premium Contributions ($)(2)	Matching Contributions to 401(k) Plan ($)(3)	Relocation ($)(4)	All Other Payments ($)(5)	Total ($)
Martha N. Sullivan	2019	20,785	7,088	7,675	—	—	35,548
	2018	19,990	7,241	11,000	—	—	38,231
	2017	19,225	6,760	10,800	—	3,719	40,504

Paul S. Vasington	2019	20,785	1,245	11,200	—	—	33,230
	2018	19,990	1,431	11,000	—	—	32,421
	2017	19,225	1,180	10,800	—	—	31,205

Jeffrey J. Cote	2019	29,812	1,692	11,200	—	120	42,824
	2018	11,020	1,670	11,000	—	120	23,810
	2017	11,269	1,432	10,800	—	—	23,501

Steven Beringhause	2019	20,785	2,323	11,200	—	—	34,308
	2018	19,990	2,214	11,000	—	—	33,204
	2017	19,225	1,177	10,800	—	576,983	608,185

Paul Chawla	2019	7,438	1,210	11,200	39,114	114,540	173,502
	2018	6,822	3,780	6,530	142,705	25,540	185,377

(1)	Represents payments made by the Company in connection with financial and legal counseling provided to the NEOs.

(2)	Represents the employer Healthcare Savings Account contribution and Group Term Life and for Mr. Chawla includes private health insurance as part of his German employment contract.

(3)	Amount in 2018 for Mr. Chawla includes $2,614 net contributions to his German pension plan.

(4)	Represents relocation expenses related to Mr. Chawla's transfer to the U.S. from Germany.

(5)
Mr. Chawla's amount in 2018 includes $18,195 in tuition assistance for his children and $7,345 for a car benefit. Ms. Sullivan's amount in 2017 includes imputed income for prior years' tax adjustments identified as a result of a Netherlands wage tax audit. Mr. Cote's amounts 2018 and 2019 relate to taxable reimbursements for gym memberships. Mr. Beringhause's amounts in 2017 relate to a tax equalization payment provided to Mr. Beringhause in connection with the exercise of stock options which were previously awarded to him while on an expatriate assignment.

Sensata 2020 Proxy Statement — 41

Grants of Plan Based Awards Table
The following table sets forth information on plan–based compensation awards granted to the NEOs during fiscal year 2019.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#)(5)	All Other Option Awards: Number of Securities Underlying Options (#)(6)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Threshold ($)(2)	Target ($)(3)	Maximum ($)(4)	Threshold (#)	Target (#)	Maximum (#)
Martha N. Sullivan	N/A		472,500	1,181,250	2,835,000
	4/1/2019	(8)				14,580	34,307	59,180	14,703			2,300,039
	4/1/2019	(9)				19,604	19,604	39,208				920,016
	4/1/2019									99,210	$46.93	1,380,011
Paul S. Vasington	N/A		200,096	500,240	1,200,576
	4/1/2019	(8)				3,804	8,950	15,439	3,836			600,047
	4/1/2019	(9)				5,114	5,114	10,228				240,000
	4/1/2019									25,881	$46.93	360,005
Jeffrey J. Cote	N/A		242,000	605,000	1,452,000
	4/1/2019	(8)				6,466	15,215	26,246	6,521			1,020,070
	4/1/2019	(9)				8,694	8,694	17,388				408,009
	4/1/2019									43,998	$46.93	612,012
Steven Beringhause	N/A		196,997	492,492	1,181,981
	4/1/2019	(8)				4,279	10,069	17,369	4,315			675,041
	4/1/2019	(9)				5,754	5,754	11,508				270,035
	4/1/2019									29,116	$46.93	405,004
Paul Chawla	N/A		200,000	500,000	1,200,000
	4/1/2019	(8)				3,170	7,458	12,865	3,197			500,039
	4/1/2019	(9)				4,262	4,262	8,524				200,016
	4/1/2019									21,568	$46.93	300,011

(1)
The threshold, target and maximum awards were established under our annual incentive bonus program. See "Compensation Discussion and Analysis—Elements of Executive Compensation–Annual Incentive Bonus" for information regarding the criteria applied in determining the amounts payable under the awards. The actual amounts paid with respect to these awards are included in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table.

(2)	Threshold amounts were determined based on 40% of the 2019 bonus target for each NEO.

(3)	Target amounts were determined based on 2019 annual base salary for each NEO.

(4)
The maximum payment amount under our annual incentive bonus program is 2x the target amount times a multiplier based on scorecard performance, which can range from 0% to 150%, subject to a cap of 240%.

(5)	Represents the number of RSUs awarded to the NEOs pursuant to the 2010 Equity Plan.

(6)	Represents the number of stock options awarded to the NEOs pursuant to the 2010 Equity Plan.

(7)
Represents the total grant-date fair value per award calculated in accordance with ASC 718. Refer to Note 4, "Share-Based Payment Plans," to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2019 for the method of calculation and assumptions used.

(8)
Represents the number of PRSUs awarded to the NEOs pursuant to the 2010 Equity Plan. For more information on the determination of the threshold, target, and maximum number of units awarded, refer to the section "Compensation Program Overview - Equity Compensation - 2019 LTI Program - PRSUs".

(9)
Represents the number of GPUs awarded to the NEOs pursuant to the 2010 Equity Plan. For more information on the determination of the threshold, target, and maximum number of units awarded, refer to the section "Compensation Program Overview - Equity Compensation - 2019 LTI Program - GPUs".

Sensata 2020 Proxy Statement — 42

Outstanding Equity Awards at Year End Table
The table below sets forth certain information regarding unexercised options, stock awards that have not yet vested, and equity incentive plan awards held by our NEOs as of December 31, 2019.

		Option Awards(1)				Stock Awards(2)
								Equity Incentive Plan Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(4)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Martha N. Sullivan	4/1/2011	95,500	—	35.01	4/1/2021	—	—	—	—
	4/1/2012	107,100	—	33.48	4/1/2022	—	—	—	—
	4/5/2013	198,000	—	32.03	4/5/2023	—	—	—	—
	5/24/2013	11,700	—	34.54	5/24/2023	—	—	—	—
	4/1/2014	153,939	—	43.16	4/1/2024	—	—	—	—
	6/6/2014	8,600	—	44.20	6/6/2024	—	—	—	—
	4/1/2015	71,272	—	56.94	4/1/2025	—	—	—	—
	6/1/2015	7,040	—	55.27	6/1/2025	—	—	—	—
	4/1/2016	81,766	27,256	38.96	4/1/2026	—	—	—	—
	4/1/2017	50,690	50,690	43.67	4/1/2027	14,427	777,182	60,110	3,238,126
	4/1/2018	19,680	59,040	51.83	4/1/2028	12,156	654,844	44,569	2,400,932
	4/1/2019	—	99,210	46.93	4/1/2029	14,703	792,051	53,911	2,904,186
Paul S. Vasington	4/1/2014	46,649	—	43.16	4/1/2024	—	—	—	—
	4/1/2015	19,263	—	56.94	4/1/2025	—	—	—	—
	4/1/2016	25,485	8,496	38.96	4/1/2026	—	—	—	—
	4/1/2017	14,482	14,484	43.67	4/1/2027	4,122	222,052	17,175	925,217
	1/30/2018	—	—			8,899	479,389	—	—
	4/1/2018	5,622	16,868	51.83	4/1/2028	3,473	187,091	12,735	686,034
	4/1/2019	—	25,881	46.93	4/1/2029	3,836	206,645	14,064	757,628
Jeffrey J. Cote	4/1/2011	18,843	—	35.01	4/1/2021	—	—	—	—
	4/1/2012	91,800	—	33.48	4/1/2022	—	—	—	—
	4/5/2013	49,550	—	32.03	4/5/2023	—	—	—	—
	4/1/2014	52,480	—	43.16	4/1/2024	—	—	—	—
	4/1/2015	28,894	—	56.94	4/1/2025	—	—	—	—
	1/21/2016	128,645	—	36.25	1/21/2026	—	—	—	—
	4/1/2016	31,857	10,619	38.96	4/1/2026	—	—	—	—
	4/1/2017	18,103	18,104	43.67	4/1/2027	5,153	277,592	21,469	1,156,535
	4/1/2018	7,030	21,090	51.83	4/1/2028	4,342	233,904	15,919	857,557
	4/1/2019	—	43,998	46.93	4/1/2029	6,521	351,286	23,909	1,287,978
Steven Beringhause	4/1/2014	46,649	—	43.16	4/1/2024	—	—	—	—
	4/1/2015	19,263	—	56.94	4/1/2025	—	—	—	—
	1/21/2016	—	—	36.25	1/21/2026	—	—	—	—
	4/1/2016	21,238	7,080	38.96	4/1/2026	—	—	—	—
	4/1/2017	16,293	16,294	43.67	4/1/2027	4,638	249,849	19,322	1,040,876
	4/1/2018	6,325	18,975	51.83	4/1/2028	3,908	210,524	14,327	771,795
	4/1/2019	—	29,116	46.93	4/1/2029	4,315	232,449	15,823	852,385
Paul Chawla	7/16/2014	10,400	—	48.00	7/16/2024	—	—	—	—
	4/1/2015	6,261	—	56.94	4/1/2025	—	—	—	—
	4/1/2016	2,832	2,832	38.96	4/1/2026	—	—	—	—
	4/1/2017	6,034	6,035	43.67	4/1/2027	1,718	92,549	7,157	385,548
	4/1/2018	3,515	10,545	51.83	4/1/2028	2,171	116,952	7,960	428,805
	4/1/2019	—	21,568	46.93	4/1/2029	3,197	172,222	11,720	631,356

Sensata 2020 Proxy Statement — 43

(1)	Represents stock options issued to NEOs pursuant to the 2006 Option Plan or the 2010 Equity Plan.

(2)	Represents RSUs, PRSUs and GPUs issued to NEOs pursuant to the 2010 Equity Plan.

(3)
The exercise price of stock options is equal to the closing price of our ordinary shares on the date of grant, or, if the NYSE was not open for trading on the date of grant, on the immediately preceding business day.

(4)
The options, RSUs, PRSUs and GPUs granted to the NEOs are subject to time-based and/or performance-based vesting conditions. The option awards granted in 2009 are divided into three tranches. The first tranche was subject to time vesting and vested over a period of five years from the initial date of grant. The second and third tranches are subject to the same time vesting as the first tranche and the completion of a liquidity event that results in specified returns on the Sponsors’ investment. During the three months ended September 30, 2009, we amended the 2006 Option Plan to change the performance measure of Tranche 3 options to that of the Tranche 2 options. In effect, Tranche 3 options were converted to Tranche 2 options. The liquidity event was achieved in connection with our initial public offering in March 2010.

The vesting conditions for outstanding equity awards held by our NEOs as of December 31, 2019 are as follows:

Date of Grant	Type of Award	Vesting Schedule
September 4, 2009	Options	20% on September 4, 2010, 2011, 2012, 2013, and 2014
April 1, 2011	Options	25% on April 1, 2012, 2013, 2014, and 2015
April 1, 2012	Options	25% on April 1, 2013, 2014, 2015, and 2016
April 5, 2013	Options	25% on April 5, 2014, 2015, 2016, and 2017
May 24, 2013	Options	100% on May 24, 2014
April 1, 2014	Options	25% on April 1, 2015, 2016, 2017, and 2018
June 6, 2014	Options	100% on June 6, 2015
July 16, 2014	Options	25% on July 16, 2015, 2016, 2017, and 2018
April 1, 2015	Options	25% on April 1, 2016, 2017, 2018, and 2019
June 1, 2015	Options	100% on June 1, 2016
January 21, 2016	Performance Options	January 21, 2019 based upon satisfaction of strategic goals
April 1, 2016	Options	25% on April 1, 2017, 2018, 2019, and 2020
April 1, 2017	Options	25% on April 1, 2018, 2019, 2020, and 2021
April 1, 2017	PRSUs	April 1, 2020 based upon satisfaction of Adjusted EPS & ROIC targets
April 1, 2017	GPUs	April 1, 2020 based upon satisfaction of Adjusted Organic Revenue Growth targets
April 1, 2017	RSUs	100% on April 1, 2020
January 30, 2018	RSUs	100% on January 30, 2020
April 1, 2018	Options	25% on April 1, 2019, 2020, 2021 and 2022
April 1, 2018	PRSUs	April 1, 2021 based upon satisfaction of Adjusted EPS & ROIC targets
April 1, 2018	GPUs	April 1, 2021 based upon satisfaction of Adjusted Organic Revenue Growth targets
April 1, 2018	RSUs	100% on April 1, 2021
April 1, 2019	Options	25% on April 1, 2020, 2021, 2022, and 2023
April 1, 2019	PRSUs	April 1, 2022 based upon satisfaction of Adjusted EPS & ROIC targets
April 1, 2019	GPUs	April 1, 2022 based upon satisfaction of Adjusted Organic Revenue Growth targets
April 1, 2019	RSUs	100% on April 1, 2022

Sensata 2020 Proxy Statement — 44

Equity Compensation Plan Information
The following table describes certain information regarding our equity compensation plans as of December 31, 2019:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (2)	Weighted-average exercise price of outstanding options, warrants and rights (b) (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)
Equity compensation plans approved by security holders (1)	4,568,998	$41.19	2,538,644
Equity compensation plans not approved by security holders	—	$—	—

(1) Includes the 2010 Equity Plan.

(2)	Includes 1,104,998 RSUs, PRSUs, and GPUs that, if and when vested, will be settled in ordinary shares of Sensata.

(3)	Weighted average exercise price of outstanding options only.

(4)	We have no intention to issue shares from the Sensata Technologies Holding plc Second Amended and Restated 2006 Management Option Plan in the future.

Option Exercises and Stock Vested Table
The following table provides information regarding option exercises and the vesting of stock awards with realizing value, including RSUs and PRSUs, during fiscal year 2019 for each NEO.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Martha N. Sullivan	200,000	6,658,215	77,080	3,617,364
Paul S. Vasington	—	—	24,027	1,127,587
Jeffrey J. Cote	—	—	33,033	1,409,449
Steven Beringhause	181,545	2,966,809	22,022	939,632
Paul Chawla	5,663	74,999	8,010	375,909

(1)
The value realized on exercise for option awards is calculated as the number of options exercised multiplied by the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)	The value realized on vesting for stock awards is based on the closing price of our ordinary shares on the New York Stock Exchange on the vesting date.

Non-Qualified Deferred Compensation
None of our NEOs participate in non-qualified defined contribution plans or other deferred compensation plans maintained by the Company.
Pension Benefits
The following table describes the estimated actuarial present value of accrued retirement benefits through the end of fiscal year 2019 for the NEOs. As described in the following table, Ms. Sullivan and Mr. Beringhause are eligible to participate in the Sensata Technologies Employees Pension Plan and Supplemental Pension Plan.

Sensata 2020 Proxy Statement — 45

See Note 13, “Pension and Other Post-Retirement Benefits,” of our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2019 for a discussion of the relevant assumptions and valuation methods used for the present value calculations presented in the table below.

Name	Plan Name	Number of Years of Credited Service (1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Martha N. Sullivan	Employees Pension Plan	26	980,028	—
	Supplemental Pension Plan	26	2,700,441	—
Paul S. Vasington(3)	—	—	—	—
Jeffrey J. Cote(3)	—	—	—	—
Steven Beringhause	Employees Pension Plan	22	673,171	—
	Supplemental Pension Plan	22	478,658	—
Paul Chawla(3)	—	—	—	—

(1)
The number of years of credited service under the plan was frozen as of January 31, 2012. Credited service began on the date the NEO became eligible to participate in the plan. Eligibility to participate began on the earlier of 18 months of employment or January 1 following the completion of one year of employment. Accordingly, each of Ms. Sullivan and Mr. Beringhause was employed by Texas Instruments, prior to the April 2006 spin-off of the Sensors and Controls business of Texas Instruments, or by us, since April 2006, for longer than the years of credited service shown above. In effect, the actual number of years of service of each NEO who participates in the plan is greater than his or her credited years of service.

(2)
The assumptions and valuation methods used to calculate the present value of the accumulated pension benefits shown are the same as those used by us for financial reporting purposes except that a NEO’s retirement is assumed (in accordance with SEC rules) for purposes of this table to occur at age 65 and no assumption for termination prior to that date is used and the benefit is assumed to be paid in a lump sum of the amount shown. The amount of the present value of the accumulated pension benefit as of December 31, 2019 is determined using a discount rate assumption of 2.60%.

(3)	Messrs. Vasington, Cote and Chawla are not eligible to participate in any of the above-mentioned plans.

Sensata Technologies Employees Pension Plan
The Sensata Technologies Employees Pension Plan is a qualified defined benefit pension plan. See “Compensation Discussion and Analysis—Elements of Executive Compensation–Retirement and Other Benefits-Pension Plan” for a discussion of the origin and purpose of the plan. A plan participant is eligible for normal retirement under the terms of the plan if he or she is at least 65 years of age with one year of credited service. A participant is eligible for early retirement if he or she is at least 55 years of age with 20 years of credited service or 60 years of age with five years of credited service. Martha N. Sullivan is eligible for early retirement under this plan. None of the NEOs participating in the plan are currently eligible for normal retirement.
A participant may request payment of his or her accrued benefit at termination or any time thereafter. Participants may choose a lump sum payment or one of six forms of annuity. In order of largest to smallest periodic payment, the forms of annuity are: (i) single life annuity, (ii) 5-year certain and life annuity, (iii) 10-year certain and life annuity, (iv) qualified joint and 50% survivor annuity, (v) qualified joint and 75% survivor annuity, and (vi) qualified joint and 100% survivor annuity. If the participant does not request payment, he or she will begin to receive benefits in April of the year after he or she reaches the age of 70 1/2 in the form of annuity as required under the Internal Revenue Code.
A participant’s benefit calculation includes compensation from, but is not limited to, salary, bonus, and any overtime premiums, performance premiums, and elective deferrals, if applicable.
The pension formula for the plan is intended to provide a participant with an annual retirement benefit equal to 1.5 percent multiplied by the product of (i) years of credited service and (ii) the average of the five highest consecutive years of his or her base salary, plus bonus up to a limit imposed by the Internal Revenue Service, less a percentage (based on his or her year of birth, when he or she elects to retire, and his or her years of service with Texas Instruments and Sensata) of the amount of compensation on which the participant’s social security benefit is based.
If an individual takes early retirement and chooses to begin receiving his or her annual retirement benefit at that time, such benefit is reduced by an early retirement factor. As a result, the annual benefit is lower than the one he or she would have received at age 65.
If the participant’s employment terminates due to disability, the participant may choose to receive his or her accrued benefit at any time prior to age 65. Alternatively, the participant may choose to defer receipt of the accrued benefit until reaching age 65 and

Sensata 2020 Proxy Statement — 46

then take a disability benefit. The disability benefit paid at age 65 is based on salary and bonus, the years of credited service the participant would have accrued to age 65 had the participant not become disabled, and the participant’s disabled status.
The benefit payable in the event of death is based on salary and bonus, years of credited service, and age at the time of death, and may be in the form of a lump sum or annuity at the election of the beneficiary. The earliest date of payment is the first day of the second calendar month following the month of death.
Leaves of absence are credited to years of service under both the qualified and non-qualified pension plans.
Sensata Technologies Supplemental Benefit Pension Plan
The Sensata Technologies Supplemental Benefit Pension Plan is a non-qualified benefit plan. A participant’s benefit under this plan is calculated using the same formula as described above for the Sensata Technologies Employees Pension Plan. However, the Internal Revenue Service limit on the amount of compensation on which a qualified pension benefit may be calculated does not apply. Additionally, the Internal Revenue Service limit on the amount of qualified benefit the participant may receive does not apply to this plan. Once this non-qualified benefit amount has been determined using the formula described above, the individual’s qualified benefit is subtracted from it. The resulting difference is multiplied by an age-based factor to obtain the amount of the lump sum benefit payable to an individual under this non-qualified plan.
Benefits will be distributed subject to the requirements of Section 409A of the Internal Revenue Code. Unless otherwise elected prior to January 1, 2008, benefits will be paid in the form of a lump sum no later than the fifteenth day of the third calendar month following termination of employment.
If a participant’s employment is terminated due to disability, distribution is governed by Section 409A of the Internal Revenue Code as discussed above, and the disability benefit will be paid in the form of a lump sum no later than the fifteenth day of the third calendar month following disability.
In the event of death, payment is based on salary and bonus, years of credited service, and age at the time of death and will be in the form of a lump sum. The date of payment is no later than the fifteenth day of the third calendar month following the month of death.
Balances in this plan are unsecured obligations of the Company.
Pension Freeze
Effective January 31, 2012, the Company froze its pension plans. We will continue to make contributions to the plans to maintain the required funding levels. For further discussion of our pension plans, refer to Note 13, "Pension and Other Post-Retirement Benefits," to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2019. As a result of these changes, the amounts shown in the Summary Compensation Table for these benefits will increase with interest and would change as a result of a change in the discount rate used for the calculations.

Sensata 2020 Proxy Statement — 47

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table summarizes the termination of employment and Change in Control benefits payable to our NEOs. None of these termination benefits are payable to NEOs who voluntarily resign (other than voluntary resignations for good reason) or whose employment is terminated for cause. For each NEO, the information in the table below assumes that termination of employment occurred on December 31, 2019. Pension benefits, which are described in the section "Pension Benefits" of this proxy statement, are not included in the table below in accordance with the applicable Proxy Statement requirements.

Name	Type of Payment	Termination Without Cause or Resignation for Good Reason($)	Termination Without Cause or Resignation for Good Reason After Change in Control($)(2)(3)
Martha N. Sullivan	Base Salary(1)	1,890,000	1,890,000
	Bonus(1)	1,867,516	1,867,516
	Accelerated Vesting	—	12,499,704
	Health & Welfare Benefits	12,939	12,939
	Total	3,770,455	16,270,159
Paul S. Vasington	Base Salary(1)	500,240	500,240
	Bonus(1)	784,503	784,503
	Accelerated Vesting	—	3,952,494
	Health & Welfare Benefits	17,012	17,012
	Total	1,301,755	5,254,249
Jeffrey J. Cote	Base Salary(1)	603,982	603,982
	Bonus(1)	927,518	927,518
	Accelerated Vesting	—	4,856,211
	Health & Welfare Benefits	17,089	17,089
	Total	1,548,589	6,404,800
Steven Beringhause	Base Salary(1)	492,492	492,492
	Bonus(1)	246,246	246,246
	Accelerated Vesting	—	3,870,414
	Health & Welfare Benefits	17,005	17,005
	Total	755,743	4,626,157
Paul Chawla	Base Salary(1)	487,500	487,500
	Bonus(1)	421,990	421,990
	Accelerated Vesting	—	2,102,408
	Health & Welfare Benefits	17,012	17,012
	Total	926,502	3,028,910

(1)	Base salary and bonus amounts payable to the CEO would be paid in 24 monthly installments. Base salary and bonus amounts payable to all other NEOs would be paid in 12 monthly installments.

(2)
A change in control, without a termination of employment, will not trigger any severance payments. Any payments or equity due under the terms of the 2010 Equity Plan upon a change in control and subsequent termination of employment without cause or resignation for good reason (as defined in the relevant employment agreement), are included in the "Termination Without Cause or Resignation for Good Reason After Change in Control" column of this table. Refer to "Change in Control" below for definitions of change in control under the 2006 Option Plan and the 2010 Equity Plan. All executive agreements contain customary non-compete and non-solicit agreements which are triggered upon a termination due to a "Change in Control."

(3)	For purposes of this calculation, all PRSUs and GPUs are assumed to vest at target.

Sensata 2020 Proxy Statement — 48

Termination without cause or resignation for good reason. Pursuant to the terms of the employment agreements and Company practice, if any of our NEOs other than Ms. Sullivan is terminated by us without "cause", or if such NEO terminates his or her employment with us for "good reason" (as those terms are defined in the respective employment agreement) during the employment term, the NEO will be entitled to (i) a severance payment equal to one year of his or her annual base salary rate, (ii) an amount equal to the average of the NEO’s annual bonus for the two years preceding his or her termination, and (iii) continuation of his or her health and welfare benefits for a period of one year following the termination date. If Ms. Sullivan is terminated by us without "cause", or Ms. Sullivan terminates her employment with us for "good reason" (as those terms are defined in Ms. Sullivan employment agreement) during her employment term, Ms. Sullivan will be entitled to (i) a severance payment equal to two years at her base salary, (ii) an amount equal to the bonus payments Ms. Sullivan received in the two years preceding her termination, and (iii) continuation of her health and welfare benefits to run concurrently with her COBRA period.
Termination with cause, resignation without good reason. If any of our NEOs is terminated by us with "cause", or if such NEO terminates his or her employment with us without "good reason", the NEO will be entitled to (i) his or her base salary through the date of termination and (ii) any bonus amounts to which he or she is entitled prior to the date of termination.
Change in Control. Pursuant to the terms of the 2006 Option Plan, options held by the NEOs will be considered 100% vested upon consummation of a "change in control." "Change in control" is defined in the 2006 Option Plan as (i) any transaction or series of transactions in which the Sponsors (whether by merger, sale of securities, recapitalization, or reorganization) dispose of or sell more than 50% of the total voting power or economic interest in the Company or in Sensata Investment Co. to one or more independent third parties, and (ii) a sale or disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis; provided that, in the case of clause (i) above, such transaction only constitutes a change in control if it results in the Sponsors ceasing to have the power (whether by ownership of voting securities, contractual right or otherwise), collectively, to elect a majority of the Board of Directors. A change in control does not result in any cash payments.
Pursuant to the terms of the 2010 Equity Plan, in the event of a "change in control" of the Company, awards are subject to a "double trigger" vesting policy. This means that unvested stock options, RSUs, PRSUs, and GPUs only vest if the NEO is terminated without cause or additionally for good reason in relation to PRSUs and GPUs, within 24 months following a change in control of the Company.
"Change in control" is defined in the 2010 Equity Plan as (i) any transaction or series of transactions in which any person (whether by merger, sale of securities, recapitalization, or reorganization) becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power in the Company, (ii) during any twelve-month period, individuals who at the beginning of such period constitute the Board of Directors and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, and (iv) a sale or disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis. Under the 2010 Equity Plan, "cause" generally refers to the meaning of that term in a person’s employment agreement.

Sensata 2020 Proxy Statement — 49

CEO PAY RATIO DISCUSSION
The Dodd-Frank Act requires the Company to disclose the annual total compensation of the individual identified as our median paid employee (at least every three years), the annual total compensation of our CEO and the ratio between the two. We identified the median employee by examining the 2019 total cash compensation for all employees, excluding our CEO, who were employed by the Company on November 30, 2019, utilizing payroll data. The employee identified at the median using 2019 total cash compensation was located in our Changzhou, China manufacturing facility. As of the end of 2019 and 2018, the Company had approximately 21,050 and 21,650 employees, respectively. This year, GIGAVAC is included in the population for this exercise. Consistent with previous years, the direct labor employees represented approximately 70% of the employee population in both years, and were primarily located in Mexico, China and Bulgaria, which reside in close proximity to our customers. In addition, the Company, generally employs its manufacturing and direct labor employees rather than utilizing subcontractors. We regularly review our pay practices in the markets in which we compete for labor and consistently apply a competitive pay philosophy in each market.
After determining there were material changes to the employee population with the inclusion of GIGAVAC, the Company identified a new median employee's 2019 annual compensation using the same methodology we use for our NEOs set forth in the 2019 Summary Compensation Table in this proxy statement. As illustrated in the table below, we reasonably estimate that our 2019 CEO to median employee total pay ratio is 537:1.

CEO Pay	$5,795,871
Median Employee Pay	10,790
CEO Pay to Median Employee Pay Ratio	537:1
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE FREQUENCY OF FUTURE "SAY-ON-PAY" VOTES

è	The Board of Directors unanimously recommends that shareholders vote, on an advisory basis, for a an annual vote on the compensation paid to our Named Executive Officers.
As described in Proposal 2 above, SEC regulations afford shareholders an advisory “say-on-pay” vote to approve Sensata’s executive compensation program. As required by Exchange Act Section 14A, this proposal affords shareholders an advisory vote on the frequency of future say-on-pay votes. The advisory vote on the frequency of say-on-pay votes is a non-binding vote as to how often future say-on-pay votes should occur: every year, every two years, or every three years. In addition, shareholders may abstain from voting on this proposal. Exchange Act Section 14A requires Sensata to hold the advisory vote on the frequency of say-on-pay votes at least once every six years.
The Board recommends that the advisory vote on executive compensation be held every year. In formulating its recommendation on this proposal, the Board considered that an advisory vote on executive compensation held every year would best enable shareholders to timely express their views on Sensata’s executive compensation program and enable the Board and the Compensation Committee to determine current shareholder sentiment. While Sensata’s executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on executive compensation provides Sensata with more direct and immediate feedback on our compensation disclosures. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s Annual Meeting of Stockholders.
Stockholders are being asked to vote among the following frequency options (not solely for or against the recommendation of the Board):

Choice 1—every year;
Choice 2—every two years;
Choice 3—every three years; or
Choice 4—abstain from voting.

This advisory vote on the frequency of future say-on-pay votes is not binding on Sensata or the Board. However, the Board values the input of the stockholders and will take into account the result of the vote when determining the frequency of future say-on-pay votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR CHOICE 1 (AN ADVISORY VOTE ON THE COMPENSATION OF SENSATA'S NAMED EXECUTIVE OFFICERS SET FORTH IN SENSATA'S PROXY STATEMENT TO OCCUR EVERY YEAR).

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PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

è
The Board of Directors unanimously recommends that shareholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board is submitting the appointment of Ernst & Young LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders do not ratify the selection, it will be deemed notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

Representatives of Ernst & Young LLP will attend the Annual Meeting to answer appropriate questions for the year ended December 31, 2019. They also will have the opportunity to address the Annual Meeting if they desire to do so.
Mr. Absmeier was appointed to the Audit Committee effective April 16, 2020, which was after the Audit Committee had appointed Ernst & Young LLP for the year ended December 31, 2020 and after the Audit Committee's review of the Company's year end financials statements. As a result, reference to the Audit Committee in this Proposal 4 does not include Mr. Absmeier.
The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.
Audit and Non-Audit Fees
The aggregate fees billed for professional services rendered for us by Ernst & Young LLP and its affiliates for fiscal years 2019 and 2018 were as follows:

	2019	2018
	($ in thousands)
Audit Fees	$5,008	$4,630
Tax Fees	362	413
All Other Fees	10	10
Total Fees	$5,380	$5,053
"Audit Fees" include fees for professional services and expenses related to the respective fiscal year, irrespective of the period in which these services are rendered or billed, related to the audit and review of our financial statements. For fiscal years 2019 and 2018, audit fees included fees for professional services and expenses relating to the reviews of our quarterly financial statements filed on Form 10-Q for the quarters ended March 31, 2018 through September 30, 2019 and the audits of our annual financial statements filed on Form 10-K for each of the fiscal years 2019 and 2018. Audit Fees also include fees relating to the performance of statutory audits at certain of our non-U.S. subsidiaries.
"Tax Fees" include fees for professional services rendered and expenses incurred during the respective fiscal year, irrespective of the period in which these services are rendered or billed, related to tax planning, tax consulting, and tax compliance. Fees associated with tax compliance services were approximately $87 thousand and $230 thousand for fiscal years 2019 and 2018, respectively.
"All Other Fees" represent fees billed to us for a subscription to an Ernst & Young LLP accounting research tool.
No other professional services were rendered or fees were billed by Ernst & Young LLP for fiscal years 2019 and 2018.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally requires pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval also may be given as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor or on an individual explicit case-by-case basis before our independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit

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Committee members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. All audit-related and tax and other services for fiscal years 2019 and 2018 were pre-approved by the Audit Committee.
The Audit Committee considered the compatibility of non-audit services performed by Ernst & Young LLP with the maintenance of that firm's independence and determined that in each case, and at all times, Ernst & Young LLP remained independent.
Audit Committee Report
In executing its responsibilities, the Audit Committee has reviewed and discussed our audited financial statements with our management. The Audit Committee also has discussed with our independent auditor the overall scope and plans for their audits of the Company. Furthermore, the Audit Committee has discussed with our independent auditor the matters required to be discussed by PCAOB Auditing Standard No. AS 1301, "Communications with Audit Committees." In addition, the Audit Committee has received written disclosures and a letter from our independent auditor delineating all relationships between them and us, consistent with the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with them matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to audit services performed by Ernst & Young LLP during fiscal year 2019 were compatible with maintaining their independence in performing their audit services. In addition, the Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls, and the overall quality of our financial reporting.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal year 2019 audited financial statements be included in the Sensata Annual Report on Form 10-K for filing with the SEC. The Audit Committee and Board of Directors have also recommended the selection of Ernst & Young LLP as our independent auditor for fiscal year 2020.
From the members of the Audit Committee:
Constance E. Skidmore (Chair)
Charles W. Peffer
Stephen M. Zide

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PROPOSAL 5: ADVISORY VOTE ON DIRECTOR COMPENSATION REPORT

è	The Board of Directors unanimously recommends that shareholders vote "FOR" the approval of the Directors' Compensation Report (items 1 and 3 below).
The Company is subject to disclosure requirements under applicable laws in both the U.S. and U.K. While some of the disclosure requirements in these jurisdictions overlap or are otherwise similar, some differ and require distinct disclosures. As a result, you will find our U.K. Directors' Remuneration Report (the "Report") required under applicable U.K. law in two parts of this proxy statement: (i) the information included in our Compensation Discussion and Analysis, which begins on page 21, and the Summary Compensation Tables and Narrative Disclosures, which begin on page 40 (collectively referred to at times in Appendix A as "CD&A"), together with, where expressly referred to, the Board of Directors Information section of this proxy statement, which includes disclosures required by the SEC as well as U.K. law; and (ii) the information in Appendix A, which includes additional disclosures required under the U.K. Large and Medium-sized Companies & Groups (Accounts & Reports) Regulations 2008 that apply to the Company. The two parts should be read in conjunction. Pursuant to U.K. law, the Report also forms part of the statutory Annual Reports and Accounts of Sensata Technologies Holding plc for the year ended December 31, 2019. The Report was approved by the Compensation Committee and the Board on April 16, 2020.
In accordance with the requirements of the U.K. Companies Act, the U.K. Annual Report and Accounts contain:

1.	a statement by the Chair of the Compensation Committee of the Board of Directors (the Chairperson’s Statement);

2.	a directors’ compensation policy (the Directors’ Compensation Policy); and

3.	the annual report on directors’ compensation (the Annual Report on Directors’ Compensation), setting out directors’ compensation for the year ended December 31, 2019.
The Chairperson’s Statement and the Annual Report on Directors’ Compensation is reproduced in Appendix A to this proxy statement. An annual non-binding advisory shareholder vote is required on the Directors’ Compensation Report. While the results of this vote are non-binding and advisory in nature (which means the Directors’ entitlements to compensation are not conditional upon the resolution being passed), the Board intends to carefully consider the results of this vote. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.
The Directors’ Compensation Policy (referred to in Item 2 above), is subject to a separate binding shareholder vote once every three years, and was last approved by shareholders in 2019 and will next be put to shareholders for approval at the 2022 annual general meeting of shareholders.

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PROPOSAL 6: REAPPOINTMENT OF U.K. STATUTORY AUDITOR

è
The Board of Directors unanimously recommends that shareholders vote "FOR" the appointment of Ernst & Young LLP as our statutory auditor under the U.K. Companies Act to hold office from the conclusion of this Annual Meeting until the conclusion of the next annual general meeting at which accounts are laid before the Company.

The Audit Committee has selected Ernst & Young LLP to serve as the Company's U.K. statutory auditor to audit the Company's U.K. Annual Report and Accounts to be prepared in accordance with International Financial Reporting Standards ("IFRS") for the year ending December 31, 2020. Under the U.K. Companies Act, our U.K. statutory auditor must be appointed at each general meeting at which the Company's Annual Report and Accounts are presented to shareholders. Ernst & Young LLP has served as our U.K. statutory auditor since August 2017. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy, which may or may not be Ernst & Young LLP.

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PROPOSAL 7: AUTHORIZATION OF THE AUDIT COMMITEE OF THE BOARD TO DETERMINE THE COMPANY'S U.K. STATUTORY AUDITOR'S REMUNERATION FOR AND ON BEHALF OF THE BOARD OF DIRECTORS

è
The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Audit Committee to determine our U.K. statutory auditor's remuneration for and on behalf of the Board.

Under the U.K. Companies Act, the remuneration of our U.K. statutory auditor must be fixed by the Company's shareholders by ordinary resolution or in such manner as the Company's shareholders may by ordinary resolution determine. We are asking our shareholders to authorize the Audit Committee to determine Ernst & Young LLP’s remuneration as our U.K. statutory auditor for the year ending December 31, 2020, for and on behalf of the Board.

The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal.

Sensata 2020 Proxy Statement — 56

PROPOSAL 8: RESOLUTION TO RECEIVE THE 2019 ANNUAL REPORT AND ACCOUNTS

è	The Board of Directors unanimously recommends that shareholders vote "FOR" the receipt of the Company's 2019 Annual Report and Accounts.
Under the U.K. Companies Act, we are required to present to our shareholders our Annual Report, including the 2019 Annual Accounts and related directors' and auditors' reports for fiscal year 2019.
We also will provide shareholders with an opportunity to ask any relevant and appropriate questions of the representatives of Ernst & Young LLP in attendance at the Annual Meeting.
Our 2019 Annual Accounts are audited and prepared in accordance with IFRS. The 2019 Annual Accounts contain certain disclosures not required under generally accepted accounting principles in the United States. A copy of our 2019 Annual Accounts can be accessed through our website, http://annualmeeting.sensata.com, and may also be obtained free of charge by request to Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703 or investors@sensata.com.

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PROPOSAL 9: RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES

è	The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the form of three share repurchase contracts and potential repurchase counterparties.
Under the U.K. Companies Act, we may only repurchase ordinary shares in accordance with specific procedures for "off market purchases" of such shares because, and solely for the purposes of the U.K. Companies Act, any repurchase of our shares through the NYSE constitutes an "off market" transaction. As such, these repurchases only may be made pursuant to a form of share repurchase contract that has been approved by our shareholders. In addition, we must only conduct share repurchases under these contracts through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.
Approval of the forms of contracts and counterparties is not an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will repurchase shares at its discretion in accordance with a repurchase program to be approved by the Board. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made, save as set out below.
Material Contract Terms
We are seeking approval of three share repurchase contract forms. The form of agreement attached as Appendix C to this proxy statement provides that the counterparty (as set forth below and on Appendix F) will purchase shares on the NYSE at such prices and in such quantities as Sensata may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the counterparty will purchase the common shares as principal and sell any share purchased to Sensata in record form.
The form of agreement attached as Appendix D to this proxy statement includes repurchase plans that we may execute from time to time to purchase a specified dollar amount of ordinary shares on the NYSE each day if our ordinary shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the agreement is executed. The agreement provides that the counterparty (as set forth below and on Appendix F) will purchase the ordinary shares as principal and sell any ordinary shares purchased to Sensata in certificated form.
The form of agreement attached as Appendix E to this proxy statement is a form of issuer stock repurchase agreement that is a written plan (the "10b5-1 Trading Plan") intended to satisfy the requirements of Rule 10b5-1(c) of the Exchange Act. During the term of the 10b5-1 Trading Plan, the counterparty (as set forth below and on Appendix F) will purchase shares on the NYSE at such prices and in such quantities as Sensata has instructed in a schedule attached to the agreement. The agreement provides that the counterparty will purchase the common shares and sell them to Sensata on a riskless principal basis in accordance with the terms of the 10b5-1 Trading Plan.
Counterparties for Approval
We only may enter into share repurchase contracts with counterparties approved by our shareholders. As a result, we are seeking approval to conduct repurchases through any of the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America Corporation	BMO Financial Group	BNP Paribas Securities Corp.
Bank of Tokyo-Mitsubishi UFJ, Ltd.	Barclays Bank PLC	CIBC World Markets Corp.
Citibank Global Markets Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
Fifth Third Securities, Inc.	Goldman, Sachs & Co.	HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC	Loop Capital Markets LLC	Mizuho Securities USA Inc.
Morgan Stanley & Co., LLC	Northern Trust Securities	RBC Capital Markets, LLC
SMBC Nikko Securities America, Inc.	TD Securities (USA) LLC	The Williams Capital Group, L.P.
Wells Fargo Securities, LLC
Copies of the share repurchase contracts and the list of repurchase counterparties will be made available for shareholders to inspect at the Company’s registered office at Interface House, Interface Business Park, Bincknoll Lane, Royal Wootton Bassett, Swindon, Wiltshire, United Kingdom SN4 8SY, for the period from the date of this proxy statement and ending on the date of the Annual Meeting. Copies of the share repurchase contracts and list of repurchase counterparties also will be available for inspection at the Company's registered office in the foregoing sentence from April 23, 2020 through the Annual Meeting and then at the Annual

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Meeting. However, due to the COVID-19 outbreak, our Board strongly encourages you to follow the DHP Public Health Advisory and not to come for inspection in person. Should you require copies of the share repurchase contracts and list of repurchase counterparties, please email our Investor Relations department at jsayer@sensata.com.
Expiration of Authority
Under the U.K. Companies Act, we must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, we may repurchase shares pursuant to the form of contracts attached at Appendix C, Appendix D and Appendix E with the approved counterparties listed on Appendix F until the fifth anniversary of the Annual Meeting.

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PROPOSAL 10: ORDINARY RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES

è	The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Board to issue equity securities.

The ordinary resolution described in this Proposal 10 is required under the U.K. Companies Act for the Company to issue equity securities and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of U.K. law and is not otherwise required for companies listed on the NYSE or organized within the United States.

Under the U.K. Companies Act, directors are, with certain exceptions (such as in connection with employees’ share schemes), unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association. Unlike most companies listed on the NYSE with perpetual authority under their charter or articles of incorporation, our directors' current authority to issue equity securities will expire at the end of the Annual Meeting.

The Company proposes that the shareholders authorize the directors at the Annual Meeting to generally and unconditionally, subject to the provisions of our Articles and the U.K. Companies Act, authorize the directors of the Company, in accordance with section 551 of the U.K. Companies Act, to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company:

a)	up to an aggregate nominal amount of €315,000; and

b)	up to a further aggregate nominal amount of €315,000, provided that (i) they are equity securities (within the meaning of section 560 of the Act) and (ii) they are offered by way of a rights issue.

The amount set forth in paragraph (a) above will authorize the directors to allot new equity securities in the Company up to a nominal amount of €315,000 (which represents an amount that is approximately equal to 20% of the aggregate nominal value of the issued share capital of the Company as of April 17, 2020, the latest practicable date prior to the publication of this proxy statement). The amount set forth in paragraph (b) above will further authorize the directors to allot equity securities in the context of a rights issue in favor of holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings and of equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, up to a further aggregate nominal amount of €315,000 (which represents an amount that is approximately equal to 20% of the aggregate nominal value of the issued share capital of the Company as of April 17, 2020), and so that the directors may impose any limits or restrictions and make any arrangements that they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or the requirements of any regulatory body or stock exchange or any other matter. Together, the aggregate nominal amount of any relevant securities issued under the authority conferred by paragraphs (a) and (b) represent an amount that is equal to approximately 40% of the aggregate nominal value of our issued share capital as of April 17, 2020.

Unless previously renewed, revoked or varied, the authority conferred by this Proposal 10 shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2021), save that the Company may, before such expiry make offers or enter into agreements that would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2020 Annual General Meeting” on page 73 of this proxy statement. There is no present intention to exercise this authority.

If this proposal is approved, our Board may allot equity securities up to the aggregate nominal value of equity securities set forth above until the next annual general meeting or August 31, 2021.

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In order to continue allotting shares after the annual general meeting if this proposal does not receive shareholder approval, including to raise capital or to engage in merger and acquisition activity where the Company would like to issue shares, we would be required to seek shareholder approval of the authority to allot equity securities at a future general meeting or annual general meeting.

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PROPOSAL 11: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES WITHOUT PRE-EMPTIVE RIGHTS

è	The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the authorization of the Board to issue equity shares without the application of preemptive rights.

The special resolution proposed in this Proposal 11 is required under the U.K. Companies Act and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of U.K. law and is not otherwise required for companies listed on the NYSE or organized within the United States.

In addition to the authorization to allot securities as set forth in Proposal 10, under the U.K. Companies Act, the issuance of equity securities that are to be paid for wholly in cash (except shares held under an employees’ share scheme) must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75% of votes cast) has been passed in a general meeting of shareholders disapplying such pre-emption. Unlike most companies listed on the NYSE, which have no similar restrictions, our Board can only disapply pre-emptive rights in respect of such issuances authorized by our shareholders.

The Company proposes that, subject to the passing of the resolution included in Proposal 10, the directors of the Company be generally empowered to:

(i) (pursuant to section 570 of the U.K. Companies Act) allot equity securities (as defined in section 560 of the U.K. Companies Act) pursuant to the authority conferred by Proposal 10 for cash, and/or

(ii) pursuant to section 573 of the U.K. Companies Act) sell ordinary shares held by the Company as treasury shares for cash,

in each case, free of the restriction in section 561 of the U.K. Companies Act. This resolution would give the directors the ability to raise additional capital by selling Ordinary Shares for cash or conduct a rights issue without first offering them to existing shareholders in proportion to their existing shareholdings. Absent this ability, our flexibility to use our share capital to pursue strategic transactions or finance growth would be severely limited.

The power would be limited to allotments and/or sales of treasury shares for cash:

a)
in the case of allotments authorized by paragraph (a) of Proposal 10, (i) in connection with a preemptive offer or (ii) otherwise than in connection with a pre-emptive offer of up to an aggregate nominal amount of €157,000; and

b)	in the case of allotments authorized by paragraph (b) of Proposal 10, of the equity securities to be issued in connection with a rights issue.

The amount set forth in paragraph (a)(ii) above represents approximately 10% of the issued ordinary share capital of the Company as of April 17, 2020, the latest practicable date prior to the publication of this proxy statement. The directors will only allot shares with a nominal value of more than €78,500, being approximately 5% of the issued ordinary share capital of the Company as of April 17, 2020, for cash pursuant to this authority where that allotment is in connection with an acquisition or a specified capital investment which is announced at the same time as the allotment, or which has taken place in the preceding six-month period and is disclosed in the announcement of that allotment. The authority to allot the additional 5% of the issued share capital would not be used as a matter of routine, but only where the flexibility is merited by the nature of the transaction and is thought to be to the advantage of shareholders as a whole.

This resolution would provide the directors with additional flexibility to pursue strategic transactions and to finance growth with equity.

Unless previously renewed, revoked or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2021), save that the Company may, before such expiry make offers or enter into agreements that would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired. The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2020 Annual General Meeting” on page 73 of this proxy statement. There is no present intention to exercise this authority.

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Under the Act, the authorization of the Board to issue shares without pre-emptive rights must be passed as a special resolution. As a special resolution, this proposal requires that at least 75% of the votes cast at the meeting be cast in favor of this proposal.

Under the U.K. Companies Act, the Company must seek authorization to allot equity securities without the application of pre-emptive rights at least as often as it is required to seek authorization to allot equity securities. If this proposal is approved, our Board may allot equity securities as limited by this resolution without the application of pre-emptive rights until the next annual general meeting or August 31, 2021.

In order to continue allotting equity securities without the application of pre-emptive rights following the annual meeting if this proposal does not receive shareholder approval, we would be required to seek shareholder approval of the authority to allot equity securities at a future annual general meeting.

Sensata 2020 Proxy Statement — 63

PROPOSAL 12: ORDINARY RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SHARES UNDER OUR EQUITY INCENTIVE PLANS

è	The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Board to issue shares in connection with the Company's equity incentive plans.

The ordinary resolution proposed in this Proposal 12 is required under the U.K. Companies Act to enable the Company to issue shares to participants in its equity incentive plans. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States. Under the U.K. Companies Act, directors are, with certain exceptions, unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association.

At our 2013 annual general meeting, the shareholders approved an amendment to our 2010 Equity Incentive Plan (the "2010 Plan") that increased the number of ordinary shares reserved and available for issuance under the 2010 Plan to an aggregate of 10,000,000 shares, and under our 2006 Management Option Plan (the "2006 Plan", together with the 2010 Plan, the "Equity Plans"), 13,082,236 ordinary shares were reserved and available for issuance when the 2006 Plan was approved.

Unlike most companies listed on the NYSE who have authority under their equity plans to grant and issue shares following shareholder approval of the plan, our authority as a U.K. company to issue shares under the Equity Plans only continues until this upcoming Annual Meeting. As a result, the Company proposes that the shareholders authorize the directors at the Annual Meeting to exercise all the powers of the Company to allot (or issue) shares in the Company pursuant to the Equity Plans equal to an aggregate nominal amount of €70,000.

The Company expects to seek renewal of this authority annually. Therefore, unless previously renewed, revoked or varied, the authority conferred by this Proposal 12 shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company. Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances or equity plans. The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2020 Annual General Meeting" on page 73 of this proxy statement.

If this proposal is approved, our Board may issue shares pursuant to the Equity Plans up to the aggregate nominal value of shares set forth above until the end of the next annual general meeting. If shareholders do not approve this proposal, we will not have the authority to issue any shares under the Equity Plans, and we would be required to seek shareholder approval to issue shares under the Equity Plans at a future general meeting.

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PROPOSAL 13: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES UNDER OUR EQUITY INCENTIVE PLANS WITHOUT PRE-EMPTIVE RIGHTS

è
The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the authorization of the Board to issue equity securities under our Equity Plans without the application of preemptive rights.

The special resolution described in this Proposal 13 is required under the U.K. Companies Act to issue equity securities under our Equity Plans without first offering these securities, in proportion to their existing holdings, to current shareholders. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States. Under the U.K. Companies Act, our issuance of any equity securities must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75% of votes cast) has been passed in a meeting of shareholders disapplying such preemption.

We propose that, subject to the passing of the resolution in Proposal 12, our Board be generally empowered to issue equity securities (as defined in section 560 of the U.K. Companies Act), up to an aggregate nominal amount of €70,000, pursuant to the authority conferred by Proposal 12, free of the preemptive rights set forth in section 561 of the U.K. Companies Act. Absent this ability, our flexibility to issue shares previously authorized by shareholders in connection with our Equity Plans would be severely limited.

The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2020 Annual General Meeting" on page 73 of this proxy statement.

If this proposal is approved, our Board may issue equity securities under the Equity Plans without the application of preemptive rights until the end of our next annual general meeting. If this proposal does not receive shareholder approval, we would be required to seek shareholder approval of the authority to issue equity securities under the Equity Plans without the application of preemptive rights at a future shareholders meeting.

Sensata 2020 Proxy Statement — 65

DIRECTOR COMPENSATION
In connection with the completion of our initial public offering in March 2010, we adopted a compensation policy with respect to our directors. We regularly review that policy from a governance and market competitiveness standpoint and make amendments as appropriate. Under U.K. law, we must obtain shareholder approval for any material change in our director compensation policy.
In July 2019, we increased our directors' annual cash fee of $70,000 to $85,000. We also provide the Chairman of the Board with an incremental annual retainer which was increased in July 2019 from $70,000 cash plus $30,000 equity to $140,000 cash, for a total cash retainer to the Chairman of $225,000. In addition, we provide committee membership and committee chair fees as part of our non-executive director compensation. Annually, Audit Committee members receive a fee of $10,000, Compensation Committee members receive a fee of $7,500 and Nominating & Corporate Governance, Finance and Growth & Innovation Committee non-executive members receive a fee of $5,000. Non-executive Chairs of committees also receive the following incremental annual fees: $10,000 for the Audit Committee, $7,500 for the Compensation Committee, and $5,000 for the Nominating & Corporate Governance, the Finance and the Growth & Innovation Committees. We also provide a $3,000 fee to Board members each time s/he attends meetings held in the United Kingdom and reimburse our directors for reasonable out-of-pocket expenses incurred in connection with their service on the Board and committees thereof.
Furthermore, our director compensation policy provides that each new non-executive director elected or appointed to the Board is granted an initial RSU award with a grant-date fair value of approximately $150,000, calculated in accordance with ASC 718, pro-rated for period of service between the time of appointment and the next annual general shareholders meeting. Upon re-election, all non-executive directors receive a RSU award equal to a grant-date fair value of approximately $150,000, calculated in accordance with ASC 718.
Upon the recommendation of the Compensation Committee, and in accordance with the policy described above, on June 5, 2019, the Board granted 3,431 RSUs under the 2010 Equity Plan to each of our directors. The RSUs vest 100% on the date of the annual shareholders meeting in the year following the date of grant.
We grant RSUs to our directors in order to better align their incentives with the goal of increasing value for our shareholders.
In 2016, the Compensation Committee adopted a shareholder approved policy requiring non-executive directors to hold five times their annual cash retainer in share value, currently a $425,000 holding requirement. This policy ensures that directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation. Directors have until five years from joining the Board or the approval of this requirement (May 19, 2016), whichever is later, to reach the ownership requirement.
As of December 31, 2019, Messrs. Edgerley, Heppelmann, Peffer, Pond, Wroe, Zide and Ms. Skidmore meet the director ownership requirement. Mr. Absmeier has until March 1, 2024 to meet this requirement.

Sensata 2020 Proxy Statement — 66

The table below sets forth the total compensation paid to our non-executive directors in fiscal year 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John Absmeier (2)	73,000	187,574	260,574
Paul B. Edgerley (3)	131,750	150,038	281,788
James E. Heppelmann (4)	110,500	150,038	260,538
Charles W. Peffer (5)	90,500	150,038	240,538
Kirk P. Pond (6)	41,750	—	41,750
Constance E. Skidmore (7)	111,750	150,038	261,788
Andrew C. Teich (8)	174,250	150,038	324,288
Thomas Wroe Jr. (9)	80,500	150,038	230,538
Stephen M. Zide (10)	97,500	150,038	247,538

(1)
Represents the grant-date fair value calculated in accordance with ASC 718. Refer to Note 4, "Share-Based Payment Plans", to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2019 for the method of calculation and assumptions used.

(2)	As of December 31, 2019, this director had no options outstanding and exercisable, 4,167 unvested RSUs.

(3)
As of December 31, 2019, this director had 66,700 options outstanding and exercisable, 3,431 unvested RSUs, and beneficially owned 211.838 thousand ordinary shares, of which 200,000 were held indirectly

(4)	As of December 31, 2019, this director had 14,940 options outstanding, 3,431 unvested RSUs, and beneficially owned 10,085 ordinary shares that were held directly.

(5)	As of December 31, 2019, this director had 23,140 options outstanding and exercisable, 3,431 unvested RSUs, and beneficially owned 12,051 ordinary shares that were held directly.

(6)
As of December 31, 2019, this director had 51,440 options outstanding and exercisable, 0 unvested RSUs, and beneficially owned 0 ordinary shares that were held directly. Mr. Pond retired in connection with the 2019 annual general meeting

(7)	As of December 31, 2019, this director had no options outstanding and exercisable, 3,431 unvested RSUs, and beneficially owned 6,160 ordinary shares that were held directly.

(8)	As of December 31, 2019, this director had 15,640 options outstanding and exercisable, 3,431 unvested RSUs, and beneficially owned 10,085 ordinary shares that were held directly.

(9)	As of December 31, 2019, this director had 400,140 options outstanding and exercisable, 3,431 unvested RSUs, and beneficially owned 11,749 ordinary shares, of which 6,464 were held indirectly.

(10)	As of December 31, 2019, this director had 64,940 options outstanding and exercisable, 3,431 unvested RSUs, and beneficially owned 9,995 ordinary shares that were held directly.

Sensata 2020 Proxy Statement — 67

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS
The Board of Directors has adopted a Related-Person Transactions Policy regarding transactions with related persons. This policy requires that a "related person" (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related-person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Our General Counsel will then promptly communicate that information and refer any potential related person transaction to the Audit Committee. No related-person transaction will be consummated or will continue without the approval or ratification of the Audit Committee. If advance Audit Committee approval is not feasible, then the related-person transaction shall be considered and may be ratified, modified, or terminated as the Audit Committee may determine at its next regularly scheduled meeting. In determining whether to approve or ratify a related-person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Any director involved in a related-person transaction must recuse themselves from any vote involving the transaction in which he or she may have an interest.
SHAREHOLDERS' REQUESTS UNDER SECTION 527 OF THE U.K. COMPANIES ACT

Under section 527 of the U.K. Companies Act, members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:

•	the audit of the Company's accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the annual general meeting; or

•	any circumstance connected with an auditor of the Company ceasing to hold office since the last annual general meeting.

The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the U.K. Companies Act. Where the Company is required to place a statement on a website under section 527 of the U.K. Companies Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business that may be dealt with at the annual general meeting includes any statement that the Company has been required under section 527 of the U.K. Companies Act to publish on a website.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company's ordinary shares as of April 2, 2020 held by (1) each person known to us to beneficially own 5% or more of the ordinary shares of the Company; (2) each of the Named Executive Officers and directors; and (3) all of our executive officers and directors as a group.
The percentage of shares beneficially owned is based upon 156,965,392 legally issued ordinary shares according to English law as of April 2, 2020.
Beneficial ownership is determined in accordance with the applicable rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. Ordinary shares subject to options that are currently exercisable or exercisable within 60 days and restricted securities that vest within 60 days are deemed to be outstanding and beneficially owned by the person holding these options or securities for the purposes of computing the percentage ownership of that person and any group of which that person is a member. These ordinary shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to applicable community property laws.

Name	Ordinary Shares Beneficially Owned	Percentage of Outstanding Shares
5% Beneficial Owners:
T Rowe Price Associates, Inc. (1)(2)(3)	17,513,411	11%
The Vanguard Group, Inc (1)(3)	14,854,102	9%
Generation Investment Management LLP (1)(3)	11,706,165	7%
Tesuji Partners, LLC (3)	10,500,159	7%
Janus Henderson Group PLC (1)(3)	9,868,779	6%
T Rowe Price Mid-cap Growth Fund, Inc. (2)(3)	8,510,400	5%
BlackRock, Inc.(3)	8,440,600	5%
Franklin Mutual Advisors LLC (1)(3)	7,870,355	5%
Directors, Director Nominees, and Named Executive Officers: (4)
Martha N. Sullivan	1,169,514	*
Paul S. Vasington	198,845	*
Jeffrey J. Cote	554,668	*
Steven Beringhause	190,771	*
Paul Chawla	54,801	*
John P. Absmeier	4,167	*
Lorraine A. Bolsinger	1,199	*
Paul B. Edgerley	281,755	*
James E. Heppelmann	28,456	*
Charles W. Peffer	38,622	*
Constance E. Skidmore	9,591	*
Steven A. Sonnenberg	1,199	*
Andrew C. Teich	29,156	*
Thomas Wroe Jr.	415,320	*
Stephen M. Zide	61,166	*
All directors and executive officers as a group (20 persons)	3,403,467	2%

*	Less than 1%

(1)	Reporting person is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

(2)
For the purposes of the reporting requirements of the Securities Exchange Act of 1934, this reporting person is deemed to be a beneficial owner of such securities, however, this reporting person expressly disclaims beneficial ownership of these ordinary shares pursuant to Rule 13d-4 of the Securities Exchange Act of 1934.

Sensata 2020 Proxy Statement — 69

(3)	Information for our shareholders that beneficially own greater than 5% of our ordinary shares can be disaggregated as follows:

			Ordinary Shares
	Source of Information		Voting Power		Dispositive Power
	Schedule	Filing Date	Sole	Shared	Sole	Shared	Address
T Rowe Price Associates, Inc.	13G/A	February 14, 2020	6,556,988	—	17,513,411	—	100 E. Pratt Street Baltimore, MD 21202
The Vanguard Group, Inc	13G/A	February 12, 2020	120,609	46,072	14,698,580	155,522	100 Vanguard Blvd. Malvern, PA 19355
Generation Investment Management LLP	13G/A	February 14, 2020	88,949	11,617,216	88,949	11,617,216	20 AIR Street London U.K. W1B 5AN
Tesuji Partners, LLC	13F	November 15, 2018	10,500,159	—	10,500,159	—	118 West 57th Street New York, NY, 10019
Janus Henderson Group PLC	13G/A	February 13, 2020	—	9,868,779	—	9,868,779	201 Bishopsgate EC2M 3AE United Kingdom
T Rowe Price Mid-cap Growth Fund, Inc.	13G/A	February 14, 2020	8,510,400	—	—	—	100 E. Pratt Street Baltimore, MD 21202
BlackRock, Inc.	13G/A	February 6, 2020	7,149,353	—	8,440,600	—	55 East 52nd Street New York, NY 10055
Franklin Mutual Advisors, LLC	13G/A	February 3, 2020	7,870,355	—	7,870,355	—	101 John F Kennedy Parkway Short Hills, NJ 07078

(4)	Information regarding the holdings of our directors, director nominees, and Named Executive Officers can be disaggregated as follows:

	Direct Holdings				Indirect Holdings
	Ordinary Shares	Options		Restricted Securities	Ordinary Shares
	Held at 4/2/20	Currently Exercisable	Exercisable within 60 days	Vesting within 60 days	Held at 4/2/20
Martha N. Sullivan	267,144	902,370	—	—	—
Paul S. Vasington	59,513	139,332	—	—	—
Jeffrey J. Cote	89,766	464,902	—	—	—
Steven Beringhause	52,172	138,599	—	—	—
Paul Chawla	11,003	43,798	—	—	—
John P. Absmeier	736	—	—	3,431	—
Lorraine A. Bolsinger	—	—	—	1,199	—
Paul B. Edgerley	28,824	49,500	—	3,431	200,000	(a)
James E. Heppelmann	10,085	14,940	—	3,431	—
Charles W. Peffer	12,051	23,140	—	3,431	—
Constance E. Skidmore	6,160	—	—	3,431	—
Steven A. Sonnenberg	—	—	—	1,199	—
Andrew C. Teich	10,085	15,640	—	3,431	—
Thomas Wroe Jr.	—	400,140	—	3,431	11,749	(b)
Stephen M. Zide	9,995	47,740	—	3,431	—

(a)	Includes 200,000 ordinary shares held indirectly by the Paul Edgerley 1998 Irrevocable Family Trust.

(b)	Includes 6,464 ordinary shares held indirectly by a trust established for the benefit of the reporting person's children and 5,285 ordinary shares held indirectly by a living revocable trust.

Sensata 2020 Proxy Statement — 70

PROPOSALS FOR THE 2021 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2021 annual general meeting must submit their proposals to the Company Secretary, Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., 529 Pleasant Street, Attleboro, Massachusetts 02703, on or before December 22, 2020. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

Shareholder(s) meeting the requirements of the U.K. Companies Act and our articles of association are able to propose a resolution to be considered at the annual general meeting. In order to do so, the qualifying shareholder(s) must adhere to certain procedural requirements set out in the U.K. Companies Act and our articles of association, including notifying us in writing of such proposed resolution at least six weeks prior to the 2021 annual general meeting or, if later, the time the notice of the 2021 annual general meeting is given. Such written notification must identify the proposed resolution and must be authorized by the person(s) making it. The notification may be delivered in hard copy form to the Company Secretary at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., 529 Pleasant Street, Attleboro, Massachusetts 02703, or in hard copy or electronically to our Investor Relations department, whose contact information is available on our website, www.sensata.com/investors. We may decide to include such proposed resolution in the proxy statement or circulate it separately. In addition, we may decide not to circulate a resolution proposed by shareholder(s) at the meeting that would be ineffective (whether by reason of inconsistency with any enactment or our articles of association) or is otherwise defamatory, frivolous or vexatious.
SOLICITATION OF PROXIES
We are paying the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation by telephone or facsimile, either by our regular employees (without additional compensation) or by a third party contractor, Laurel Hill Advisory Group, LLC, 1-888-742-1305. Please note that due to the COVID-19 pandemic, solicitation in person will not be taking place. We will incur approximately $10,000 as a result of our contract with Laurel Hill Advisory Group, LLC. In addition, we reimburse contractors, brokers, banks, and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our shareholders.
GENERAL AND HOUSEHOLDING OF PROXY MATERIALS
The Sensata Technologies Holding plc Annual Report for the fiscal year ended December 31, 2019 is being mailed to shareholders together with this Proxy Statement. The Annual Report is not part of the soliciting materials.
The information set forth in this Proxy Statement under the captions "Report of the Compensation Committee of the Board of Directors" and "Report of the Audit Committee of the Board of Directors" shall not be deemed to be (i) incorporated by reference into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing we expressly incorporate such information by reference, or (ii) "soliciting material" or "filed" with the SEC.
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as "householding", provides cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request, and the Company will promptly deliver, a separate copy of the notice or the proxy materials by contacting the Company at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting.
By Order of the Board of Directors,
Andrew C. Teich
Chairman of the Board
April 22, 2020

Sensata 2020 Proxy Statement — 71

A copy of the Sensata plc Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements and the financial statement schedules thereto, is available without charge upon written request to: Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.

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SHAREHOLDER RESOLUTIONS FOR 2020 ANNUAL GENERAL MEETING

Proposal 1: Ordinary Resolutions to Approve the Election of Directors

IT IS PROPOSED THAT each of the following individuals be, and each of the following hereby is, by way of separate ordinary resolution, elected to serve as director until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation:

Andrew C. Teich
Jeffrey J. Cote
John P. Absmeier
Lorraine A. Bolsinger
James E. Heppelmann
Charles W. Peffer
Constance E. Skidmore
Steven A. Sonnenberg
Martha N. Sullivan
Thomas Wroe Jr.
Stephen M. Zide

Proposal 2: Ordinary Advisory Resolution on Executive Compensation

IT IS PROPOSED THAT, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the proxy statement filed by Sensata Technologies Holding plc in connection with its Annual General Meeting of Shareholders to be held on May 28, 2020, pursuant to Item 402 of Regulation S-K (including the disclosures set forth in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures) be, and it hereby is approved.

Proposal 3: Ordinary Advisory Resolution on Frequency of "Say-on-Pay" Vote

IT IS PROPOSED THAT, on an advisory basis, the frequency of future say-on-pay votes shall occur every year.

Proposal 4: Ordinary Resolution Ratifying the Appointment of Independent Registered Public Accounting Firm

IT IS PROPOSED THAT the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 be, and it hereby is, ratified and approved.

Proposal 5: Ordinary Advisory Resolution on Director Compensation Report

IT IS PROPOSED THAT, on an advisory basis, the Directors' Compensation Report set out in Appendix A of this proxy statement and included in the Company's annual report and accounts for the year ended December 31, 2019, be and hereby is, approved.

Proposal 6: Ordinary Resolution to Approve the Re-appointment of Ernst & Young LLP as the Company's U.K. Statutory Auditor

IT IS PROPOSED THAT the re-appointment of Ernst & Young LLP as the Company's U.K. Statutory Auditor from the conclusion of the Annual General Meeting of the Company to be held on May 28, 2020, until the conclusion of the next annual general meeting of the Company at which accounts are laid be, and hereby is, approved.

Proposal 7: Ordinary Resolution to Authorize the Audit Committee to Determine the Company’s U.K. Statutory Auditor’s Remuneration for and on behalf of the Board

IT IS PROPOSED THAT the Audit Committee be authorized for and on behalf of the Board to determine the remuneration of Ernst & Young LLP, the Company's U.K Statutory Auditor.

Proposal 8: Ordinary Resolution to Receive the Annual Report and Accounts of the Company for the period ended December 31, 2019

IT IS PROPOSED THAT the annual report and accounts for the Company for the year ended December 31, 2019, be and hereby are, received.

Sensata 2020 Proxy Statement — 73

Proposal 9: Special Resolution to Approve Forms of Share Repurchase Contracts and Repurchase Counterparties

IT IS PROPOSED THAT the terms of the proposed share repurchase agreements set out in Appendix C, Appendix D and Appendix E of this proxy statement (the "Share Repurchase Agreements") be and hereby are, approved, provided that:

(a) the maximum price that may be paid to purchase an ordinary share shall be 110% of the last reported sale price per share for ordinary shares on the NYSE or such other exchange on which the ordinary shares are principally listed from time to time, in each case determined at the time that the purchase is made;

(b) the maximum aggregate number or ordinary shares that may be purchased pursuant to the Share Repurchase Agreements shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 28, 2020, as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time; and

(c) the authority conferred by this resolution shall, unless varied, revoked, or renewed prior to such time, expire on May 28, 2025, and the directors and officers of the Company, any one of whom individually or jointly with other director(s) and/or officer(s), be and are hereby authorized to enter into and complete the Share Repurchase Agreements between the Company and any of the approved counterparties listed in Appendix F of this proxy statement as the Company may determine.

Proposal 10: Ordinary Resolution to Authorize the Board to Issue Equity Securities

IT IS PROPOSED THAT, in substitution for all existing authorities, the directors of the Company be generally and unconditionally authorized (in accordance with section 551 of the U.K. Companies Act) to exercise all the powers of the Company to allot shares in the Company (as defined in section 540 of the U.K. Companies Act) or grant rights to subscribe for or to convert any security into shares in the Company

(a)	up to an aggregate nominal amount of €315,000; and

(b)
up to a further aggregate nominal amount of €315,000, provided that (i) they are equity securities (within the meaning of section 560 of the U.K. Companies Act) and (ii) they are offered by way of a rights issue.

Unless previously renewed, revoked or varied, the authority conferred by this resolution shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2021), save that the Company may, before such expiry, make offers or enter into agreements which would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

In this Proposal 10:

(i) "rights issue" means an offer to:

(x) holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings; and

(y) holders of other equity securities as required by the rights of those securities or as the directors may otherwise consider necessary,

but subject to such exclusions or other arrangements as the directors may deem necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under, the laws of any territory or the requirements of any regulatory body or stock exchange or any other matter; and

(ii)
the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for, or to convert any securities into, shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

Proposal 11: Special Resolution to Authorize the Board to Issue Equity Securities without Preemptive Rights

IT IS PROPOSED THAT, in substitution for all existing authorities, subject to the passing of Proposal 10, the directors of the Company be generally empowered (in accordance with section 570 of the U.K. Companies Act) to allot equity securities (as defined in section 560 the U.K. Companies Act) for cash pursuant to the authority conferred by Proposal 10 and/or pursuant to section 573 of the U.K. Companies Act to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the U.K. Companies Act, provided that this power shall be limited to allotments or sales:

Sensata 2020 Proxy Statement — 74

(a)
in the case of allotments authorized by paragraph (a) of the ordinary resolution set forth in Proposal 10, (i) in connection with a pre-emptive offer or (ii) otherwise than in connection with a pre-emptive offer, up to an aggregate nominal amount of €157,000; and

(b)	in the case of allotments authorized by paragraph (b) of the ordinary resolution set forth in Proposal 10, of the equity securities to be issued in connection with a rights issue.

Unless previously renewed, revoked or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2021), save that the Company may, before such expiry make offers or enter into agreements that would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired. In this Proposal 11:

(i)	"rights issue" has the meaning given in Proposal 10;

(ii)
"pre-emptive offer" means an offer of equity securities, open for acceptance for a period fixed by the directors to: (x) holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings; and (y) holders of other equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, but subject in both cases to such exclusions or other arrangements as the directors may deem necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under, the laws of any territory or the requirements of any regulatory body or stock exchange or any other matter; and

(iii)
the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for, or to convert any securities into, shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

Proposal 12: Ordinary Resolution to Authorize the Board to Issue Equity Securities under our Equity Plans

IT IS PROPOSED THAT the directors of the Company be generally and unconditionally authorized (in accordance with section 551 of the U.K. Companies Act) to exercise all the powers of the Company to issue shares in the Company (as defined in section 540 of the U.K. Companies Act) or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of €70,000 in connection with the Company's equity incentive plans, for a period commencing on the date of the passing of this resolution and ending at the conclusion of the next annual general meeting of the Company unless previously renewed, varied or revoked by the Company in a general meeting.

Proposal 13: Special Resolution to Authorize the Board to Issue Equity Securities under our Equity Plans without Preemptive Rights

IT IS PROPOSED THAT, subject to the passing of Proposal 12, the directors be generally empowered (in accordance with section 570 of the U.K. Companies Act) to issue equity securities (as defined in section 560 of the U.K. Companies Act) for cash pursuant to the authority granted by Proposal 12 and/or pursuant to section 573 of the U.K. Companies Act to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the Act, up to an aggregate nominal amount of €70,000 in connection with the Company's equity incentive plans, for a period commencing on the date of the passing of this resolution and ending at the conclusion of the next annual general meeting of the Company unless previously renewed, varied, or revoked by the Company in a general meeting but, in each case, so that the Company may make offers and enter into agreements before the authority expires which would, or might, require equity securities to be issued (and/or treasury shares to be sold) after the authority expires and the directors of the Company may issue equity securities (and/or sell treasury shares) under any such offer or agreement as if the authority conferred hereby had not expired.

Sensata 2020 Proxy Statement — 75

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding our Annual Meeting. They may not address all of the questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, its annexes and the documents referred to in this proxy statement for more information.

Why did I receive these proxy materials?

We have made these proxy materials available to you on the Internet or have delivered printed versions of these materials to you by mail to comply with our obligations under the U.K. Companies Act in connection with the solicitation of proxies for use at the Annual Meeting, and at any adjournment or postponement thereof. The proxy materials were first mailed on or about April 22, 2020 to shareholders who held shares as of April 2, 2020, which we refer to as the "record date".

What matters will be presented for consideration at the Annual Meeting?

Action will be taken at the Annual Meeting with respect to the following proposals, each of which is described more fully below:

1.	The election, by way of separate ordinary resolutions, of the eleven nominees named in this proxy statement to serve as directors of the Company until our 2021 annual general meeting of shareholders.

2.	An advisory resolution on executive compensation.

3.	An advisory resolution on the frequency of future say-on-pay votes.

4.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.

5.	An advisory vote on our Director Compensation Report.

6.
The appointment of Ernst & Young LLP as our U.K. statutory auditor under the U.K. Companies Act, to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company.

7.	The authorization of the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP as the Company’s U.K. statutory auditor.

8.	The receipt of the Company's 2019 Annual Report and Accounts.

9.
The approval of the form of certain share repurchase contracts to be used in the Company’s share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions.

10.	The authorization of the directors to issue equity securities.

11.	The authorization of the directors to issue equity securities without offering preemptive rights required under the U.K. Companies Act.

12.	The authorization of the directors to issue equity securities pursuant to our equity incentive plans.

13.	The authorization of the directors to issue equity securities pursuant to our equity incentive plans without offering preemptive rights required under the U.K. Companies Act.

Are any matters being presented at the Annual Meeting mandated under English law?

Proposals 5 through 13 are items required to be approved by shareholders periodically under the U.K. Companies Act and generally do not have an analogous requirement under U.S. law. As such, while these proposals may be familiar and routine to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.

Will any other matters be decided at the Annual Meeting?

At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in this proxy statement.

Who is entitled to vote at the Annual Meeting?

Holders of ordinary shares, nominal value EUR 0.01 per share, as of the close of business in New York on April 2, 2020, are entitled to vote at the Annual Meeting. As of April 2, 2020, there were 156,965,392 ordinary shares outstanding and entitled to vote. Unless disenfranchised under applicable law and/or the articles of association, each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting.

Sensata 2020 Proxy Statement — 76

What is the difference between holding ordinary shares as a shareholder of record and as a beneficial owner?

If you are registered on the register of members of the Company in respect of ordinary shares, you are considered, with respect to those ordinary shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. If your ordinary shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the instructions for voting on the proxy card.

How do I vote my shares without attending the Annual Meeting?

If you are a shareholder of record, you may appoint a proxy to vote on your behalf using any of the following methods:

•	by telephone using the toll-free telephone number shown on the proxy card;

•	through the Internet as instructed on the proxy card; or

•	by mail by completing and signing the proxy card and returning it in the prepaid envelope provided.

Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone, through the Internet, or by mail, such instructions must be received by 9:00 a.m., Eastern Time, on May 26, 2020. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card, and your proxy appointment is not subsequently revoked, your ordinary shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted as follows:

•	FOR the election of all nominees for director named in this proxy statement (in each case, to be approved by way of a separate ordinary resolution);

•	FOR advisory approval of the compensation of our NEOs by way of ordinary resolution;

•	FOR choice 1 (an advisory vote on the compensation of Sensata's NEOs set forth in Sensata's proxy statement to occur every year);

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020;

•	FOR advisory approval of the Director Compensation Report;

•	FOR the appointment of Ernst & Young LLP as our U.K. statutory auditor by way of ordinary resolution;

•	FOR authorizing the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP by way of ordinary resolution;

•	FOR the receipt of the Company's Annual Report and Accounts by way of ordinary resolution;

•	FOR the approval of the form of three share repurchase contracts and the counterparties through which the Company may conduct repurchases by way of special resolution;

•	FOR the authorization of our directors to issue ordinary shares of the Company by way of ordinary resolution;

•	FOR authorization off our directors to issue ordinary shares of the Company free of preemptive rights set forth in the U.K. Companies Act by way of a special resolution;

•	FOR the authorization of our directors to issue ordinary shares of the Company under our equity incentive plans by way of ordinary resolution;

•
FOR authorization of our directors to issue ordinary shares of the Company under our equity incentive plans free of preemptive rights set forth in the U.K. Companies Act by way of a special resolution; and

•	Otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.

If you are a beneficial owner, you should follow the directions provided by your broker, bank, or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank, or other nominee, or request and return a paper proxy card to your broker, bank, or other nominee.

May I vote at the Annual Meeting rather than by proxy?

We encourage you to vote through the Internet or the telephone or to complete and return a proxy card (if you received one) by mail prior to the Annual Meeting to ensure that your vote is counted. Unless mandated otherwise by the local or state government in Massachusetts due to the COVID-19 pandemic, you can attend the Annual Meeting and vote your shares during the meeting. We will take every precaution in accordance with CDC guidelines and government requirements to ensure the health and safety of all who attend the Annual Meeting.

Sensata 2020 Proxy Statement — 77

If you plan to vote in person, bring your printed proxy card if you received one by mail. Otherwise, the Company will give shareholders of record a ballot at the Annual Meeting. If you are a beneficial owner, you must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.

What should I do if I receive more than one proxy card?

If you own some ordinary shares directly in your name as a registered holder and other ordinary shares as a beneficial owner through a broker, bank or other nominee, or if you own ordinary shares through more than one broker, bank or other nominee, you may receive multiple proxy cards. You will need to complete, sign and return all of the proxy cards included in the proxy materials that you receive or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own.

How is a quorum determined?

The presence of the holders of shares in the Company who together represent at least the majority of the voting rights of all of the shareholders entitled to vote, present in person or by proxy, at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

What is a broker non-vote?

If you own your ordinary shares through a broker, bank or other nominee, and do not provide the organization that holds your ordinary shares with specific voting instructions, then pursuant to the rules of the NYSE, the bank, broker or other nominee is generally permitted to vote your ordinary shares at its discretion on certain routine matters. With respect to certain non-routine matters, the broker, bank or other nominee is not permitted to vote your ordinary shares for you. If the broker, bank or other nominee that holds your ordinary shares does not receive voting instructions from you on how to vote your ordinary shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on this matter with respect to your ordinary shares. A broker non-vote occurs when a broker, bank or other nominee holding ordinary shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.

What proposals are considered "routine" or "non-routine"?

Proposals 4, 6, 7, 8, and 9 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020, appointment of Ernst & Young LLP as our statutory auditor, authorizing the Audit Committee, for and on behalf of the Board, to determine Ernst & Young LLP’s remuneration, the receipt of the Company's Annual Report and Accounts and the approval of the form of share repurchase contracts and repurchase counterparties,) are each considered a routine matter under the rules of the NYSE. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 4, 6, 7, 8 and 9. Proposals 1, 2, 3, 5 and 10 through 13 (the re-election of directors by way of separate ordinary resolutions, the advisory vote on executive compensation, the advisory vote on the frequency of future say-on-pay votes, the advisory vote on Directors' Compensation Report, the authorization to issue ordinary shares, the authorization to issue ordinary shares without regard to preemptive rights, the authorization to issue ordinary shares under our equity incentive plans and authorization to issue ordinary shares under our equity incentive plans without regard to preemptive rights) are matters considered non-routine under the rules of the NYSE. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 2, 3, 5, 10, 11, 12 and 13.

What are the voting requirements to elect directors and approve each of the other resolutions?

The election of each of the eleven nominees for director will be decided by ordinary resolution, which means that the nominee will be elected if a majority of the votes are cast in favor of the nominee’s election. Abstentions and broker non-votes will not be counted as a vote either for or against a nominee for director. The resolutions proposed in Proposals 1 through 8, 10 and 12 will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a majority of the votes cast are cast in favor of the resolution, provided that for Proposal 3 (regarding the frequency of future say-on-pay votes), the voting frequency option that receives the greater number of votes cast will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds the number of votes cast for the resolution, the resolution will not be passed. With respect to Proposal 3 (regarding the frequency of future say-on-pay votes), Proposal 8 (regarding the receipt of the Company’s annual report and accounts) and the non-binding advisory resolution in Proposal 2 (regarding the compensation of our NEOs), the results of the vote will not legally require the Board or any committee thereof to take any action (or refrain from taking any action). Nevertheless, our Board values the opinions of our shareholders as expressed through their advisory votes and other communications and the Board will carefully consider the outcome of the advisory votes. The resolutions proposed in Proposals 9, 11 and 13 will be proposed as special resolutions,

Sensata 2020 Proxy Statement — 78

which means that, assuming a quorum is present, these resolutions must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution. If fewer than 75% of the votes cast on the resolution are voted in favor of the resolution, the resolution will not be passed.

Can I change my vote and/or revoke my proxy?

If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•	Entering a later-dated vote by telephone or through the Internet;

•	Delivering a valid, later-dated proxy card;

•	Sending written notice to the Office of the Company Secretary of Sensata; or

•	Voting by ballot in person at the Annual Meeting.

If you hold shares in "street name", you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy by attending the Annual Meeting online or in person. We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the deadlines mentioned above. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice or the proxy card is the date of the proxy.

Who can attend the Annual Meeting?

Shareholders as of the close of business in New York on April 2, 2020, which is the record date for voting, may attend the Annual Meeting. Given the outbreak of the COVID-19 pandemic and to ensure the health and safety of those who attend, we will hold the Annual Meeting in strict compliance with applicable government requirements and CDC guidelines in place as of the date of the meeting. If you are a registered holder or broker, bank, or other nominee, you will need to present the proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in "street name", you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on April 2, 2020, along with a form of personal photo identification. Alternatively, you may contact the broker, bank or other nominee in whose name your ordinary shares are registered and obtain a legal proxy to bring to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Who will pay the costs of this proxy solicitation?

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers, or employees of Sensata and our subsidiaries. Directors, officers and employees of Sensata and our subsidiaries will receive no additional compensation for such solicitation. We also have engaged a third party contractor, Laurel Hill Advisory Group, LLC, and will incur approximately $10,000 as a result of this engagement. We also will reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

Who will count the vote?

Representatives of our transfer agent, Computershare Trust Company, N.A., will count the vote and serve as inspectors of election.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which the Company is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the U.K. Companies Act will be made available on the Company’s website (www.sensata.com) as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

Where can I obtain directions to the Annual Meeting?

For directions to the Annual Meeting, please contact us at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703 or investors@sensata.com.

Sensata 2020 Proxy Statement — 79

APPENDIX A
DIRECTORS' COMPENSATION REPORT
1. STATEMENT FROM THE COMPENSATION COMMITTEE CHAIRPERSON
Compensation Philosophy
Our overall compensation program is structured to pay for performance, and to motivate senior executives, including our Executive Director through February of 2020, Ms. Sullivan, to balance both the short- and long-term interests of our shareholders. The majority of total compensation offered to Ms. Sullivan comes in the form of an annual incentive cash bonus and equity awards granted under our long-term incentive ("LTI") program, both of which represent "pay at risk." Payouts under the annual incentive bonus are dependent on, and tied to, achievement of our short-term business objectives. Equity awards granted under the LTI program include stock options, restricted stock units ("RSUs") and performance-based units ("PBUs"). Historically, our PBUs consisted only of performance-based restricted stock units ("PRSUs") which are focused on our Adjusted EPS growth and ROIC over a three-year period. Since 2017, we granted additional PBUs ("Growth Plan Units" or "GPUs") which are specifically focused on accelerating organic revenue growth over a three-year period. The realized value of stock options and RSUs is tied to our stock performance and the realized value of PRSUs and GPUs are tied to both our stock performance as well as our long-term operating performance. The Compensation Committee believes that our compensation programs are designed to hold Ms. Sullivan accountable for our short- and long-term financial and operational performance.
Our compensation program for Non-Executive Directors includes levels of compensation that we believe are necessary to secure and retain the services of individuals possessing the skills, knowledge and experience to successfully support and oversee the Company as a member of our Board of Directors. In addition, a substantial portion of the compensation of our Non-Executive Directors is in the form of RSUs, aligning their interests with the interests of our shareholders.
Compensation Program Changes and Highlights
For 2019, the Committee believed that adjusted EBIT was the appropriate funding criteria for the annual incentive bonus. The funding was modified utilizing Ms. Sullivan's Performance Scorecard metrics which included targets for total shareholder return (TSR) as compared to a peer group, business positioning and team development. Due to under performance in both adjusted EBIT and scorecard metrics, the annual incentive bonus was not paid out. Further, the Committee believed that adjusted EPS growth with a ROIC modifier and organic revenue growth over a three-year period were appropriate financial metrics for the annual LTI awards and these criteria provide an appropriate balance of short-term and long-term perspectives.
James E. Heppelmann
Chairperson of the Compensation Committee
April 16, 2020

2.    ANNUAL REPORT ON DIRECTORS' COMPENSATION
The following report provides details of how our Directors were compensated during the year ended December 31, 2019.
Compensation of Executive Director - Single Figure Table
The following table sets out the compensation of Ms. Sullivan, our Chief Executive Officer, and our only Executive Director during fiscal year 2019 and a comparison for fiscal years 2018:

	Base Salary (1)	Taxable Benefits (2)	Annual Incentive Bonus (3)	LTI Award (4)	Pension (5)	Total
2019	$945,000	$27,873	$—	$2,672,585	$7,675	$3,653,133
2018	$938,751	$27,031	$590,625	$3,471,902	$11,000	$5,039,309

(1)	Represents actual base salary paid.

(2)	Benefits for Ms. Sullivan included health benefits and payments made in connection with financial counseling.

(3)	Details of the performance measures and targets applicable to the Annual Incentive Bonus are set out beginning on page 30 of the proxy

Appendix A — A-1

statement.

(4)	LTI Award for Ms. Sullivan consisted of the following:

	RSUs (a)	PBUs (b)	Options (c)	Total
2019	$755,293	$1,476,800	$440,492	$2,672,585
2018	$550,181	$2,921,721	$—	$3,471,902

(a)
RSU figures are the value of the awards made in the corresponding year using the fiscal year three-month ending closing price which was $51.37 and $45.26 for 2019 and 2018 respectively. The RSUs vest on the third anniversary of the grant date based on continued service during the vesting period.

(b)
The amount shown represents the total amount achieved for the year, which is calculated by multiplying the performance times the number of shares granted times the closing stock price on the vest date. For 2019 and 2018, the achieved performance on PRSUs was 94% and 126% , respectively, and the closing stock price on the date of vest was $27.75, and $46.93, respectively. For 2019, the achieved performance on GPUs was 67%, and the closing stock price on the date of vest was $27.75. For 2019 vested shares, there is no value due to share price appreciation. Details of the performance measures and targets applicable to the PBUs are set out beginning on page 33 of the proxy statement.

(c)
Consistent with U.K. regulations, the amount reported above for Options is the implied gain on those options compared with the average closing price per share for the last three months of 2019 and 2018. In 2019, the options exercise price was $46.93 and the average closing price per share for the last three months of 2019 was $51.37. In 2018, the options exercise price was $51.83 and the average closing price per share for the last three months of 2018 was $45.26.

(5)
Includes the Company's matching contributions to Ms. Sullivan's 401(K). Her compensation related to the increase in her pension benefit adjusted for inflation was $0 given that it is a frozen plan. See pages 45 through 47 of the proxy statement for further details on the Company's pension plans.

Further detail on the components of our Executive Director's compensation is set out below.

Appendix A — A-2

Compensation of Non-Executive Directors - Single Figure Table
The following table sets out the compensation of our Non-Executive Directors during the year ended December 31, 2019 and comparisons for 2018 and 2017:

Non-Executive Director	Annual retainer and committee fees ($)	Benefits ($)(1)	RSU Award ($) (2)	Pension ($)	Total ($)
John Absmeier (3)
2019	73,000	3,576	214,067	—	290,643
2018	—	—	—	—	—
2017	—	—	—	—	—
Paul B. Edgerley (4)
2019	131,750	2,727	176,257	—	310,734
2018	149,667	3,851	155,287	—	308,805
2017	135,000	19,235	215,759	—	369,994
James E. Heppelmann
2019	110,500	2,713	176,257	—	289,470
2018	94,458	4,902	129,398	—	228,758
2017	72,500	4,376	179,799	—	256,675
Charles W. Peffer
2019	90,500	2,723	176,257	—	269,480
2018	80,083	2,785	129,398	—	212,266
2017	85,000	65,270	179,799	—	330,069
Kirk P. Pond (5)
2019	41,750	4,345	—	—	46,095
2018	79,458	2,799	129,398	—	211,655
2017	80,000	5,945	179,799	—	265,744
Constance E. Skidmore
2019	111,750	3,599	176,257	—	291,606
2018	96,333	5,510	129,398	—	231,241
2017	40,833	—	179,799		220,632
Andrew C. Teich (6)
2019	174,250	2,256	176,257	—	352,763
2018	92,583	4,382	129,398	—	226,363
2017	72,500	4,376	179,799	—	256,675
Thomas Wroe Jr.
2019	80,500	3,695	176,257	—	260,452
2018	65,833	—	129,398	—	195,231
2017	60,000	4,918	179,799		244,717
Stephen M. Zide
2019	97,500	—	176,257	—	273,757
2018	86,333	2,846	129,398	—	218,577
2017	70,000	4,510	179,799		254,309

(1)
During 2017, a wage tax audit was completed in the Netherlands, whereby it was determined that certain wage taxes in years prior to 2017 had been miscalculated, or in certain instances, under-withheld from the director's wages. As a result, in 2017, the Company paid any prior period wage taxes which had not been withheld from the prior period compensation. Benefits represents the impact of the prior periods' wage taxes paid to the Netherlands, including the related tax gross up. The amounts for 2019 include U.K. tax advisory and preparation fees and reimbursement of reasonable out of pocket expenses.

(2)
RSU figures are the value of the awards made in the corresponding year using the fiscal year three-month ending closing price which was $51.37, $45.26 and $49.26 for 2019, 2018 and 2017 respectively. The RSUs vest on the day of the Annual General Meeting of Shareholders based on continued service during the vesting period.

(3)	Mr. Absmeier joined the Board in March 2019.

(4)
Includes fees $70,000 as Chairman of the Board before stepping down in July 2019, fees prorated to reflect this. Fees also include $70,000 and $60,000 as Chairman of the Board for the year ended December 31, 2018 and December 31, 2017.

Appendix A — A-3

(5)	Mr. Pond resigned from his position as a Director in June 2019. Fees earned in 2019 were prorated to reflect his resignation.
(6) Mr. Teich became Chairman of the Board in July 2019. Fees include $140,000 as Chairman of the Board through year ended December 31, 2019 and were prorated to reflect his promotion.

LTI Awards Granted in 2019

Director	Type of LTI award	Date of grant	Number of shares under LTI award	Exercise price ($)	Face value ($)(1)	Vesting date
Martha N. Sullivan	RSU	April 1, 2019	14,703		$690,012	April 1, 2022
	Stock option	April 1, 2019	99,210	$46.93		25% on April 1, 2020, 2021, 2022, and 2023
	PRSU	April 1, 2019	34,307		$1,610,028	April 1, 2022
	GPU	April 1, 2019	19,604		$920,016	April 1, 2022
John Absmeier (2)	RSU	March 1, 2019	736		$37,536	March 1, 2020
John Absmeier	RSU	May 28, 2019	3,431		$150,038	Date of 2020 Annual General Meeting
Paul B. Edgerley	RSU	May 28, 2019	3,431		$150,038	Date of 2020 Annual General Meeting
James E. Heppelmann	RSU	May 28, 2019	3,431		$150,038	Date of 2020 Annual General Meeting
Charles W. Peffer	RSU	May 28, 2019	3,431		$150,038	Date of 2020 Annual General Meeting
Constance E. Skidmore	RSU	May 28, 2019	3,431		$150,038	Date of 2020 Annual General Meeting
Andrew C. Teich	RSU	May 28, 2019	3,431		$150,038	Date of 2020 Annual General Meeting
Thomas Wroe Jr.	RSU	May 28, 2019	3,431		$150,038	Date of 2020 Annual General Meeting
Stephen M. Zide	RSU	May 28, 2019	3,431		$150,038	Date of 2020 Annual General Meeting

(1)
Face value has been calculated based on the price of a share of common stock of the Company at grant of $51.00 for awards made on March 1, 2019, $46.93 for awards made on April 1, 2019 and $43.73 for awards made on May 28, 2019.

(2)	Mr. Absmeier's grant awarded upon joining the Board of Directors in March 2019.

Vesting of PRSUs is dependent on the achievement of the following performance measures:

Adjusted EPS (1-year periods)
Percentage of Adjusted EPS Target Achieved	Year 1 Adjusted EPS	Banked Units	Year 2 Adjusted EPS	Banked Units	Year 3 Adjusted EPS	Banked Units
< 90%		—%		—%		—%
90%	Threshold	50%	Threshold	50%	Threshold	50%
100%	Target	100%	Target	100%	Target	100%
≥110%	Maximum	100%	Maximum	125%	Maximum	150%

	ROIC Modifier
	Percentage of ROIC Target	Modifier	Percentage of ROIC Target	Modifier	Percentage of ROIC Target	Modifier
	<100%	0.85	<100%	0.85	<100%	0.85
	100%-150%	1.00	100%-150%	1.00	100%-150%	1.00
	>150%	1.15	>150%	1.15	>150%	1.15

Appendix A — A-4

Vesting of GPUs is dependent on the achievement of the following performance measures:

Adjusted Organic Revenue Growth (1-year periods)
Performance	Year 1 Adjusted Organic Revenue Growth	Banked Units	Year 2 Adjusted Organic Revenue Growth	Banked Units	3-Year CAGR	Banked Units
<90%		0%		0%		0%
90%	Threshold	50%	Threshold	50%	Threshold	50%
100%	Target	100%	Target	100%	Target	100%
≥110%	Maximum	100%	Maximum	125%	Maximum	150%

Payments to Past / Former Directors
There were no payments to past / former Directors for the year ended December 31, 2019.
Payments for Loss of Office
There were no payments for loss of office for the year ended December 31, 2019.
Pension Benefits
None of the Non-Executive Directors are entitled to defined benefits or cash balance benefits in respect of qualifying services. The Executive Director is entitled to such benefits as described under the heading “Summary Compensation Tables and Narrative Disclosures — Pension Benefits” in the CD&A. The Executive Director will become eligible for normal retirement under the Company’s pension plan upon reaching the age of 65 in January 2022. The Executive Director is currently eligible for early retirement, in which case she would receive a reduced benefit under the Company’s pension plan.
Statement of the Directors' Shareholding and Share Interests
Details of the Company's share ownership requirements for Executive Directors and Non-Executive Directors are summarized on page 36 of the proxy statement. As of December 31, 2019, the Directors were either in compliance with the share ownership guidelines or within the applicable retention or grace periods. The Committee has adopted a policy requiring Directors to hold five times their annual cash retainer in share value (approximately $4.7 million holding requirement for the Executive Director and $425,000 holding requirement for all Non-Executive Directors), to ensure that Directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation.
The following table provides details of the Directors’ shareholdings as at December 31, 2019:

Director	Beneficially Owned Shares	% Shareholding Guideline Achieved	Number of shares under vested but unexercised stock options	Number of shares under unvested RSUs and stock options	Number of shares under unvested PBUs
Martha N. Sullivan	1,029,391	100%	805,287	277,482	158,590
John Absmeier	—	53%	—	4,167	—
Paul B. Edgerley	278,538	100%	66,700	3,431	—
James E. Heppelmann	25,025	100%	14,940	3,431	—
Charles W. Peffer	35,191	100%	23,140	3,431	—
Constance E. Skidmore	6,160	100%	—	3,431	—
Andrew C. Teich	25,725	68%	15,640	3,431	—
Thomas Wroe Jr.	411,889	100%	400,140	3,431	—
Stephen M. Zide	74,935	100%	64,940	3,431	—

Appendix A — A-5

During the period from January 1, 2020 through April 2, 2020, the following changes in Ms. Sullivan's beneficial ownership occurred:

	Exercise	Vested	Grant (1)
Option	—	97,083	—
RSUs	N/A	14,427	5,406
PBUs	N/A	53,218	—
(1) Granted in accordance with the 2010 Equity Plan.

Option Exercises during 2019
The following table includes information on the stock options exercised by the Directors during the year ended December 31, 2019:

Director	Number of stock options exercised during 2019	Exercise Price	Expiry Date
Charles Peffer	11,700	$34.54	May 24, 2023
Charles Peffer	3,100	$31.76	May 25, 2022
Performance Graph and Table
The graph below illustrates the Company's performance compared to the S&P 500, which is considered the most appropriate broad equity market index against which the Company's performance should be measured. Performance is measured by total shareholder return. The graph reflects the stub period from January 1, 2019 to the last day of the financial period, December 31, 2019.  A graph showing performance for the three-year period from December 31, 2016 to December 31, 2019 is included in the CD&A.

Chief Executive Officer Remuneration
The table below provides information regarding the components of the Company’s Chief Executive Officer’s remuneration as a percentage of the CEO single figure. The table provides information for 2019.

Appendix A — A-6

	2019	2018
CEO single figure (1)	$3,653,133	$5,039,309
Bonus (% of maximum awarded)	—%	25%
Performance-based LTI (% of maximum vesting)	63%	84%

(1)	CEO compensation is composed of base salary, annual incentive bonus attributable to the performance year and value of LTI awards on vesting.

Percentage change in compensation of CEO
The table below shows the percentage change in CEO compensation from the prior year compared to the average percentage change in compensation for all senior executive employees. We have selected our senior executive population for this comparison because it is considered to be the most relevant, due to the structure of total compensation.

	% change 2019 vs. 2018
	Salary	Taxable Benefits	Annual Incentive Bonus
CEO	1%	3%	(100)%
Executive Employees	4%	37%	(100)%
Relative importance of spend on pay
During the year ended December 31, 2019, the Company's compensation paid to its employees and distributions to shareholders were as follows:

($ millions)	2019
Employee costs	$638
Share repurchases	$350
Cash paid for acquired businesses	$32
The Company selected cash paid for acquired businesses as a comparative to provide a context for shareholders to compare the Company’s investment in its employees and strategic acquisitions to its direct return of value to shareholders.
Statement of implementation of compensation policy in 2020
In the coming financial year, any changes to our Executive Director’s salary will be determined consistently with our directors’ compensation policy. In determining pay rises for Executive Directors, pay rises for employees in the Company and other factors were taken into consideration. Benefits and pension entitlements will remain similar to those in 2019.
For 2020 annual incentive bonus program, the performance metrics will be Net Operating Income and Free Cash Flow. For LTI awards in the form of PBUs, the performance metrics will be Adjusted EPS with an ROIC modifier. LTI awards will be a mix of RSUs and PBUs for the Executive Director and as RSUs for Non-Executive Directors.
Consideration by the Directors of Matters Relating to Directors' Remuneration
The members of the Committee met four times during 2019. The meetings attended by each member are set out below:

	Meetings obliged to attend	Meetings attended
James E. Heppelmann	4	4
Paul Edgerley	4	4
Constance Skidmore	4	4
FW Cook has been retained as the independent consultant since 2015. The consultant is engaged by, and reports directly to, the Chairman of the Committee. The consultant does not advise Company management or receive other compensation from the Company. The Committee annually reviews the independence of FW Cook pursuant to United States Securities and Exchange Commission ("SEC") and New York Stock Exchange ("NYSE") rules. The Committee has determined that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Committee, and, therefore, considers its advice to be independent and objective. During 2019, the consultant assisted the Committee by:

Appendix A — A-7

•	providing insights and advice regarding our Company compensation philosophy, objectives and strategy;

•	developing criteria for identification of our peer group for Director compensation and Company performance review purposes;

•	reviewing management's design proposals for short-term cash and long-term equity incentive compensation programs;

•	providing insights and advice regarding our analysis of risks arising from our compensation policies and practices;

•	providing compensation data from the Company's peer group proxy and other disclosures;

•	advising on and providing comments on management's recommendations regarding senior executives' annual incentives for 2019 and equity based awards granted in 2019.
FW Cook charges the Company on an hourly rate plus expense basis. During the year ended December 31, 2019, the Company paid FW Cook $250,510 for its services.
Statement of Voting at General Meeting
The first advisory vote on the Directors' compensation report and binding vote on the Directors' compensation policy will take place at the Annual General Meeting in 2020.
CEO PAY RATIO DISCUSSION

Year	Method	25th percentile pay ratio	Median pay ratio	75th percentile pay ratio
2019	Option A	107:1	82:1	59:1
The pay ratios above are calculated by using actual earnings for the CEO and employees in the United Kingdom (the "UK"). The CEO total single figure remuneration of $3,653,133 is disclosed on page 50 of this report.
Total remuneration for all our UK full-time equivalent employees on December 31, 2019 have been calculated consistently with the single figure methodology and reflects their actual earnings received in 2019 (excluding business expenses), which were used to produce the percentile calculation under Option A. Business expenses have been excluded as they are reimbursed to the employees and not substantial in value to significantly impact the ratios.
We have chosen Option A because it is the most robust and statistically accurate way for us to calculate the three ratios from the options available in the regulations. It also aligns with our standard internal and external reporting practices and strategic objectives.
Base salary and total pay and benefits for each of the percentiles are shown in the table below:

	25th Percentile	Median Percentile	75th Percentile
Salary component	$29,499	$31,622	$42,663
Total pay and benefits	$34,098	$44,462	$61,547
The Compensation Committee believes that the median pay ratio is consistent with our pay, reward and progression policies. Base salaries of all employees, including our executive director, are set with reference to a range of factors including market practice, experience and performance in role.
Our CEO pay ratio is likely to vary, potentially significantly, over time since it will be driven largely by CEO variable pay outcomes. In line with our reward principles, the CEO has a larger portion of her pay based on performance than the individuals at the 25th, median and 75th percentiles. This means that depending on our performance, the ratio could increase or decrease significantly. The compensation committee believes that our senior executives should have a significant proportion of their pay directly linked to performance.

Appendix A — A-8

APPENDIX B
Non-GAAP Financial Measures
This Proxy Statement discusses certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles ("non-GAAP financial measures"), which are used by our management, Board of Directors, and investors. We use these non-GAAP financial measures internally to make operating and strategic decisions, including the preparation of our annual operating plan, evaluation of our performance, and as a factor in determining compensation for certain employees. We believe these non-GAAP measures provide additional information to facilitate comparisons of our historical operating results and trends in our underlying business.
Non-GAAP financial measures should be considered as supplemental in nature and are not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with U.S. GAAP. In addition, our non-GAAP financial measures may not be the same as or comparable to similar non-GAAP measures presented by other companies. We consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends.
Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included below.
Free cash flow to net cash provided by operating activities:

	For the years ended December 31,
	2019	2018	% Change
Net cash provided by operating activities	$619,562	$620,563	(0.2)%
Less: Additions to property, plant and equipment and capitalized software	(161,259)	(159,787)	(0.9)%
Free cash flow	$458,303	$460,776	(0.5)%

Three-year organic revenue growth to three-year reported revenue growth:

	Net revenue
	For the year ended December 31,		GAAP 3-year revenue growth		Cumulative non-organic revenue (decline)/growth (1)	Organic 3-year revenue growth
(In millions, except percentages)	2019	2016	$	%		$	%
Automotive	$1,986.5	$1,969.5	$17.0	0.9%	$(91.6)	$108.6	5.5%
HVOR	559.5	415.7	143.8	34.6%	9.4	$134.4	32.3%
Industrial	728.1	665.4	62.7	9.4%	43.2	$19.5	2.9%
Aerospace	176.5	151.7	24.8	16.4%	—	$24.8	16.4%
Total	$3,450.6	$3,202.3	$248.3	7.8%	$(39.0)	$287.3	9.0%

(1)	Consists of the impacts of foreign currency exchange rates, acquisitions, and divestitures

Appendix B — B-1

Adjusted EBIT and change in adjusted EBIT to net income and change in net income:

	For the year ended December 31,
	2019	2018	Change
Net income	$282,714	$598,995	(52.8)%
Interest expense, net	158,554	153,679	3.2%
Provision for/(benefit from) income taxes	107,709	(72,620)	248.3%
EBIT	548,977	680,054	(19.3)%
Non-GAAP adjustments:
Restructuring related and other	64,053	28,035	128.5%
Financing and other transaction costs	34,851	(40,344)	186.4%
Deferred (gain)/loss on derivative instruments	(6,492)	12,499	(151.9)%
Step-up depreciation and amortization	139,587	141,193	(1.1)%
Adjusted EBIT	$780,976	$821,437	(4.9)%

Adjusted earnings per share and change in adjusted earnings per share to diluted net income per share and change in diluted net income per share:

	For the year ended December 31,
	2019	2018	% Change
Diluted net income per share	$1.75	$3.53	(50.4)%
Non-GAAP adjustments:
Restructuring related and other	0.40	0.17	135.3%
Financing and other transaction costs	0.22	(0.24)	(191.7)%
Deferred (gain)/loss on derivative instruments	(0.04)	0.07	(157.1)%
Step-up depreciation and amortization	0.86	0.83	3.6%
Deferred taxes and other tax related	0.34	(0.76)	(144.7)%
Amortization of debt issuance costs	0.05	0.04	25.0%
Total adjustments, before tax effect	1.82	0.12	1,416.7%
Tax effect of non-GAAP adjustments	(0.01)	—	(100.0)%
Adjusted earnings per share	$3.56	$3.65	(2.5)%

Appendix B — B-2

Adjusted net income to net income

	For the year ended December 31,
	2019	2018	% Change
Net income	$282,714	$598,995	(52.8)%
Non-GAAP adjustments:
Restructuring related and other	64,053	28,035	128.5%
Financing and other transaction costs	34,851	(40,344)	(186.4)%
Deferred (gain)/loss on derivative instruments	(6,492)	12,499	(151.9)%
Step-up depreciation and amortization	139,587	141,193	(1.1)%
Deferred taxes and other tax related	55,242	(128,261)	(143.1)%
Amortization of debt issuance costs	7,804	7,317	6.7%
Total adjustments, before tax effect	295,045	20,439	1,343.5%
Tax effect of non-GAAP adjustments	(1,843)	—	(100.0)%
Adjusted net income	$575,916	$619,434	(7.0)%

Adjusted net income margins to net income margins:

	For the year ended December 31,
	2019	2018
Net income as a percentage of net revenue	8.2%	17.0%
Non-GAAP adjustments:
Restructuring related and other	1.9%	0.8%
Financing and other transaction costs	1.0%	(1.1)%
Deferred (gain)/loss on derivative instruments	(0.2)%	0.4%
Step-up depreciation and amortization	4.0%	4.0%
Deferred taxes and other tax related	1.6%	(3.6)%
Amortization of debt issuance costs	0.2%	0.2%
Total adjustments, before tax effect	8.6%	0.6%
Tax effect of non-GAAP adjustments	(0.1)%	0.0%
Adjusted net income margin	16.7%	17.6%

Appendix B — B-3

APPENDIX C
FORM OF RULE 10B-18 REPURCHASE CONTRACT
This agreement is made on ________, 20__
BETWEEN:
Sensata Technologies Holding plc                 (the "Company")
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No. 10900776
and

(the "Counterparty")

It is agreed that the Counterparty will purchase on a principal basis interests in ordinary shares of the Company, nominal (i.e., par) value €0.01 per share (the "Ordinary Shares"), for subsequent sale and delivery to the Company pursuant to the terms of this Agreement as follows:

1.
Throughout the period of this Agreement, Ordinary Shares will be purchased in the open market or through privately negotiated transactions by the Counterparty upon instructions provided from time to time by the Company as to the number of Ordinary Shares to be purchased over a designated period of time and the price or prices that the Company is willing to pay for the Ordinary Shares (the "Purchase Price"), such instructions to be provided by the Company from one or more authorised person(s) to be notified to the Counterparty by the Company (each an "Authorised Person").

2.	Ordinary Shares will be purchased by the Counterparty in accordance with all applicable laws and regulations, including (without limitation):

(a)
the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the "Exchange Act"), provided, that the Counterparty shall not be responsible for compliance with such volume limitations to the extent that the Company or any affiliated purchaser of the Company has purchased shares through any other broker or dealer on any single day (including the purchase of a block of stock under the “one block per week” exemption provided for under Rule 10b-18(b)(4)) and the Company either (i) has not informed the Counterparty of any such purchases executed on the same day (or, in the case of block purchases, during the same week) on which the Company has instructed the Counterparty to effect purchases under this Agreement or (ii), in the case of block purchases, has not informed the Counterparty of the volume of all such block purchases effected during the prior four weeks for purposes of computing allowable trading volume. The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

(b)	Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act regarding timing of purchases; and

(c)	Rule 10b-18(b)(3) of the Exchange Act regarding price of purchases,

as such laws and regulations may be amended from time to time.

Appendix C — C-1

3.	Notwithstanding the foregoing, and where such is in compliance with the requirements of Rule 10b-18:

(a)
the maximum price that may be paid to purchase an Ordinary Share shall be 110% of the last reported sale price per share for the Ordinary Shares on the New York Stock Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time (the "Principal Market"), in each case determined at the time that the purchase is made; and

(b)
the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Agreement shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 28, 2020 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.

4.
The Company confirms that all purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b) of the Exchange Act.

5.
Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS), in over-the-counter (OTC) transactions or through privately negotiated transactions.

6.	Before purchases commence under this Agreement, the Company and/or its predecessor, Sensata Technologies Holding N.V., will have disclosed the repurchase program to the public.

7.
The Company reserves the right to instruct the Counterparty to suspend purchases at any time, without prejudice to the settlement of purchases effected by the Counterparty prior to the receipt of notice of such suspension. Notification of suspension will be communicated directly to the Counterparty via email or such other methods as are agreed between the Company and the Counterparty. The Company agrees that purchases shall not be made at any time when, for legal or regulatory reasons, it would be inappropriate for the Counterparty or the Company to effect such purchases.

8.
The Company represents that the entry into this Agreement and any purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with and not violate or contravene any legal, regulatory or contractual restriction or requirement applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act and that the Company has obtained and will maintain all necessary consents and approvals to enter into this Agreement and carry out purchases of Ordinary Shares pursuant to this Agreement.

9.
The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Agreement will not violate the federal insider trading laws and will use good faith efforts to comply with the requirements of Rule 10b-18.

10.	Daily purchase information will be provided by the Counterparty to the Company by phone or email, and trade confirmations will be sent by email or fax on each relevant trade date.

11.	Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between the Company and the Counterparty.

12.
Notices for the attention of the Company shall be sent to the Company's Treasurer (or such other person(s) as notified in writing to the Counterparty by the Company) at the address, email address and/or fax number (as applicable) notified in writing to the Counterparty by the Company.

13.	Notices for the attention of the Counterparty shall be sent to the address notified in writing to the Company by the Counterparty.

14.
Any notice shall be deemed given on the date received by the recipient pursuant to Paragraph 12 or 13 above or, if received after 4:00 PM New York City time, on the next day on which the Principal Market is open for business and the Ordinary Shares trade in the regular way on the Principal Market (a "Trading Day") or if received on a day that is not a Trading Day, on the next Trading Day.

15.
The Counterparty shall (including, without limitation, by liaising with the transfer agent and registrar of the Company (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depository Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a "Record Share").

Appendix C — C-2

16.
In accordance with Paragraph 15, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Paragraph 1; and (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Paragraph 1. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be cancelled by the Company. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty.

17.
The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Agreement.

18.
The Company will pay for any and all Record Shares purchased by it in accordance with Paragraph 15 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be agreed in writing from time to time between the Company and the Counterparty, and shall be paid to the Counterparty by the Company on delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty shall be notified to the Company by the Counterparty in writing from time to time.

19.	The Counterparty and the Company each acknowledge and agree that:

(a)
Prior to an acquisition by the Company under Paragraph 15 hereof, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Counterparty pursuant to this Agreement;

(b)
Nothing in this Agreement is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

(c)
The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.

20.	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

21.	This Agreement may not be assigned by any party without the prior written consent of the other party.

22.	This Agreement is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.

23.	This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

24.
If any provision of this Agreement is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Agreement will continue and remain in full force and effect.

25.
This Agreement may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party.

26.
The Company represents and warrants that it is not, on the date hereof (and on any of the dates the Company notifies Counterparty to transact under this Agreement), in possession of any material non-public information regarding the Company or the Ordinary Shares. Information is "Material" if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision. Information is “Non-public” if it has not been disseminated in a manner making it available to investors generally. The Company also represents and warrants that it is currently in an open trading window and will be on the dates the Company notifies Counterparty to transact under this Agreement.

27.
The Issuer has previously adhered to the ISDA 2018 U.S. Resolution Stay Protocol as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the “ISDA U.S. Protocol”), and the terms of such protocol, as it is in force from time to time, shall be incorporated into and form a part of this agreement.  For purposes of incorporating the ISDA U.S. Protocol, the Counterparty shall be deemed to be a Regulated Entity, the Issuer shall be deemed to be an Adhering Party, and this agreement shall be deemed to be a Protocol Covered Agreement. Capitalized terms used but not defined in this paragraph shall have the meanings given to them in the ISDA U.S. Protocol.

Appendix C — C-3

SENSATA TECHNOLOGIES HOLDING PLC    (the "Company")

By:     _____________________________
Name:
Title:

(the "Counterparty")

By:     _____________________________
Name:
Title:

Appendix C — C-4

APPENDIX D
FORM OF RULE 10B5-1 REPURCHASE PLAN
Repurchase Plan, dated             , 20__         (the "Repurchase Plan"),
BETWEEN:
Sensata Technologies Holding plc                (the "Company")
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No. 10900776

and
    (the "Counterparty")

Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.
WHEREAS, the Company desires to establish this Repurchase Plan to purchase its ordinary shares, nominal (i.e., par) value €0.01 per share (the "Ordinary Shares"); and
WHEREAS, the Company desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan.
NOW, THEREFORE, the Company and the Counterparty hereby agree as follows:
I. Implementation of the Plan

1.
Prior to the commencement of the transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth in Exhibit A hereto to certain terms in respect of the proposed repurchases.

2.
During the Repurchase Period, the Counterparty shall effect one or more purchases as principal of Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each Trading Day, the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price and the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Repurchase Plan shall not exceed the Repurchase Cap.

3.
If, consistent with ordinary principles of best execution or for any other reason, the Counterparty cannot purchase the Maximum Amount on any Trading Day, then the amount of such shortfall may be purchased as soon as practicable on the immediately succeeding Trading Day and on each subsequent Trading Day as is necessary to purchase such shortfall consistent with ordinary principles of best execution; provided that in no event may the amount of such shortfall be purchased later than the fourth business day after such Trading Day.

4.
Nevertheless, if any such shortfall exists after the close of trading on the last Trading Day of the Repurchase Period, the Counterparty’s authority to purchase such shares under this Repurchase Plan shall terminate.

Appendix D — D-1

5.
The Counterparty may make purchases pursuant to this Repurchase Plan in the open market or through privately negotiated transactions. The Counterparty agrees to comply with the manner of purchase requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in effecting any purchase of Ordinary Shares in the open market pursuant to this Repurchase Plan. The Company agrees not to take any action that would cause any purchase in the open market not to comply with Rule 10b-18, nor to attempt to influence when or whether purchases are made by the Counterparty.

6.
The Counterparty shall (including without limitation, by liaising with the transfer agent and registrar of the Company (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a "Record Share").

7.
In accordance with Article I, Paragraph 6 and Exhibit A, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Article I, Paragraph 2 and; (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Article I, Paragraph 2. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Repurchase Plan.

8.
The Company will pay for any Record Shares purchased by it in accordance with Article I, Paragraph 6 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be set forth in Exhibit A, and shall be paid to the Counterparty by the Company on delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty or its designee shall be notified to the Company by the Counterparty in writing from time to time.

9.
Following the commencement of the Repurchase Period, this Repurchase Plan shall terminate on the earliest of: (i) the date an aggregate purchase amount of Ordinary Shares (exclusive of commissions) equal to the Total Repurchase Amount (as defined in Exhibit A) have been purchased pursuant to this Repurchase Plan; (ii) the date that any person publicly announces a tender or exchange offer with respect to the Ordinary Shares; (iii) the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the Company as a result of which either (A) the Ordinary Shares are to be exchanged or converted into other securities or property or (B) the alternate volume calculations set forth in Rule 10b-18(a)(13) have become effective; (iv) the date on which Counterparty receives notice of the intended or actual commencement of any proceedings in respect of or triggered by the Company's bankruptcy, insolvency or similar proceeding; (v) the date on which any event of termination described herein shall occur; (vi) promptly after the receipt of written notice of termination signed by an officer of the Company and confirmed by telephone (provided that (A) any such termination shall not cause purchases previously effected pursuant to this Repurchase Plan to fail to be entitled to the benefits of Rule 10b5-1(c) and (B) any such termination notice shall not indicate the reasons for the termination or contain any material non-public information); or (vii) the date on which the Repurchase Period ends as set out in Exhibit A.

Upon termination of this Repurchase Plan, the Counterparty shall immediately suspend executing purchases pursuant to the Repurchase Plan.

10.
It is the intent of the Company and the Counterparty that the Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.
The Counterparty agrees to purchase Ordinary Shares in accordance with (i) Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act ("Time of Purchases"), (ii) Rule 10b-18(b)(3) of the Exchange Act ("Price of Purchases") and (iii) the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Exchange Act.

12.	If the Counterparty must suspend purchases of Ordinary Shares under the Repurchase Plan on a particular day for any of the following reasons (any such reason, a "Blackout"):

Appendix D — D-2

(a)	the Ordinary Shares are not trading in the regular way on the New York Stock Exchange (the "Exchange");

(b)	trading of the Ordinary Shares on the Exchange is suspended for any reason;

(c)
the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18 of the Exchange Act) or a restriction under the terms of any contract applicable to the Counterparty;

(d)	the Counterparty, in its sole discretion, deems such purchase to be inadvisable as a result of a disruption in the financial markets, or in the market activity in the Ordinary Shares; or

(e)	the Counterparty has received a Suspension Notice (as defined in Article I, Paragraph 13 below) from the Company in accordance with Article I, Paragraph 13 below,

then the Counterparty will resume purchases in accordance with this Repurchase Plan on the next day specified in the Repurchase Plan if practicable (or as soon as otherwise practicable) after the condition causing the suspension of purchases has been resolved or, in the event of a suspension caused by the receipt of a Suspension Notice from the Company, receipt of notice from the Company requesting that the Counterparty resumes purchases pursuant to this Repurchase Plan. Any purchases that would have been executed in accordance with the terms of this Repurchase Plan but are not executed due to the existence of a Blackout shall be deemed to be cancelled and shall not be effected pursuant to this Repurchase Plan.

13.
The Counterparty agrees that if the Company enters into a transaction that results, in the Company's good faith determination, in the imposition of trading restrictions on the Company, and if the Company shall provide the Counterparty prior notice (a "Suspension Notice"), then Counterparty will cease effecting purchases under this Repurchase Plan until notified by the Company that such restrictions have terminated. Any Suspension Notice shall be delivered pursuant to Article III, Paragraph 1 (set out below) and shall indicate the anticipated duration of the suspension, but shall not include any other information about the nature of such suspension or its applicability to the Company and shall not in any way communicate any material non-public information about the Company or its securities to the Counterparty.

14.
The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Exhibit A, shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Company that occurs during the term of this Repurchase Plan.

15.
Except as otherwise expressly set forth in this Repurchase Plan, the Company acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Company will not attempt to exercise any authority, influence or control over such purchases. The Counterparty agrees not to seek advice from the Company with respect to the manner in which it executes purchases under this Repurchase Plan. The Company agrees that it shall not, directly or indirectly, communicate any information relating either to the Ordinary Shares or to the Company to any member of Counterparty's securities division at any time during the term of this Repurchase Plan. The Company shall be solely responsible for complying with all reporting or filing requirements, or with any laws not mentioned herein, that may apply to purchases under this Repurchase Plan.

16.
The Company agrees that, in the absence of bad faith, gross negligence or willful misconduct, Counterparty and its affiliates and their directors, officers, employees and agents (collectively, "Broker Persons") shall not have any liability whatsoever to the Company for any action taken or omitted to be taken in connection with this Repurchase Plan or the making of any purchase hereunder. The Company further agrees to hold each Broker Person free and harmless from any and all losses, damages, liabilities or expenses (including reasonable attorneys' fees and costs) incurred or sustained by such Broker Person in connection with or arising out of any suit, action or proceeding relating to this Repurchase Plan (each an "Action") and to reimburse each Broker Person for such Broker Person's expenses, as they are incurred, in connection with any Action, unless such loss, damage, liability or expense is determined in a non-appealable order of a court of competent jurisdiction to be solely the result of such Broker Person's bad faith, gross negligence or willful misconduct. This paragraph shall survive termination of this Repurchase Plan.

Appendix D — D-3

II. Representations and Warranties

1.
The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Repurchase Plan will not violate the insider trading laws and will comply with the requirements of Rule 10b-18 and Rule 10b5-1(c)(2) of the Exchange Act.

2.
The Company represents that the entry into this Agreement and any purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with and not violate or contravene any legal, regulatory or contractual restriction or requirement applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act and that the Company has obtained and will maintain all necessary consents and approvals to enter into this Agreement and carry out purchases of Ordinary Shares pursuant to this Agreement.

3.	The Company represents that, as of the date hereof:

(a)	the Board of Directors of the Company has authorized the repurchase of the Ordinary Shares;

(b)	the Company and/or its predecessor, Sensata Technologies Holding N.V., publicly announced its authorization to effect repurchases of Ordinary Shares in a press release;

(c)
as of the date hereof, the Company is not aware of material non-public information concerning the Company and is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1;

(d)
the Company will not, during the period this Repurchase Plan is in effect, enter into any comparable agreement with any other broker if the period of such comparable agreement shall overlap with the period of this Repurchase Plan;

(e)	purchases of Ordinary Shares pursuant to this Repurchase Plan are not prohibited or restricted by any legal, regulatory or contractual restriction or undertaking binding on the Company; and

(f)	the Company shall immediately notify Counterparty if any of the statements contained in paragraphs 3(d) or 3(e) above become inaccurate prior to the termination of this Repurchase Plan.

III. General

1.	All notices given by the parties under this Repurchase Plan shall be given by fax, email, certified mail or overnight courier as specified below:

(a)	If to the Counterparty:

Address:
Attention:
Email address:

or such other person(s) as notified in writing to the Company by the Counterparty at the address, email address and/or fax number (as applicable) of such person(s) as notified in writing to the Company by the Counterparty.

(b)	If to the Company:
Address:
Attention:
Email address:

or such other person(s) as notified in writing to the Counterparty by the Company at the address, email address and/or fax number (as applicable) of such person(s) as notified in writing to the Counterparty by the Company.
Any notice shall be deemed given on the date received by the recipient pursuant to this Paragraph or, if received after 4:00 PM New York City time on the next Trading Day (as defined in Exhibit A) or if received on a day that is not a Trading Day, on the next Trading Day.

Appendix D — D-4

2.
The Counterparty shall provide information regarding purchases of Ordinary Shares daily to the Company by phone or email followed by trade details via fax, email, or such other methods as are agreed between the Company and the Counterparty. The Counterparty also shall email a trade confirmation to the Company on each trade date and provide summaries of trades on a daily basis via email as provided in Paragraph 1 of this Article. Names, phone numbers and email addresses for Company contacts may be changed by the Company by written notice to the Counterparty in accordance with Paragraph 1 of this Article. Other reports or information shall be provided at such times and with such frequency as are agreed between the Company and the Counterparty. The Counterparty and the Company each acknowledges and agrees that:

(a)
prior to an acquisition by the Company pursuant to Article I, Paragraph 6, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;

(b)
nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

(c)
the Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in "riskless principal transactions'' as defined in Rule 10b-18(a)(12) of the Exchange Act.

3.
This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York and may be modified or amended only by written agreement signed by the parties hereto and provided that any such modification or amendment shall only be permitted at a time when the Company is not aware of material non-public information concerning the Company or its securities. In the event of a modification or amendment to this Repurchase Plan, no purchases shall be effected during the ten business days immediately following such modification or amendment (other than purchases already provided for in this Repurchase Plan prior to modification or amendment). For the avoidance of doubt, the foregoing requirements applicable to modifications and amendments shall not apply to a termination of this Repurchase Plan.

4.	This Repurchase Plan may not be assigned by any party without the prior written consent of the other party.

5.	This Repurchase Plan is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.

6.	This Repurchase Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

7.
If any provision of this Repurchase Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Repurchase Plan will continue and remain in full force and effect.

8.
This Repurchase Plan may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party.

9.
The Counterparty agrees to maintain the confidentiality of this Repurchase Plan, including the terms of Exhibit A hereof, except that this Repurchase Plan may be disclosed (a) to its affiliates and its or its affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisers (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Repurchase Plan and instructed to keep such Repurchase Plan confidential); (b) to the extent requested by any regulatory authority or self-regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Repurchase Plan; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Repurchase Plan or the enforcement of rights hereunder; (f) with the consent of the Company; or (g) to the extent such information (i) becomes publicly available other than as a result of a breach of this Paragraph, or (ii) becomes available to the Counterparty from a source other than the Company that does not owe an obligation of confidentiality to the Company.

10.
The Company has previously adhered to the ISDA 2018 U.S. Resolution Stay Protocol as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the "ISDA U.S. Protocol"), and the terms of such protocol, as it is in force from time to time, shall be incorporated into and form a part of this Agreement.  For purposes of incorporating the ISDA U.S. Protocol, the Counterparty shall be deemed to be a Regulated Entity, the Company shall be deemed to be an Adhering Party, and this Agreement shall be deemed to be a Protocol Covered Agreement. Capitalized terms used but not defined in this Paragraph shall have the meanings given to them in the ISDA U.S. Protocol.

Appendix D — D-5

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.
SENSATA TECHNOLOGIES HOLDING PLC         (the "Company")
By:     _____________________________
Name:
Title:

(the "Counterparty")
By:     _____________________________
Name:
Title:

Appendix D — D-6

Exhibit A
The Counterparty and the Company shall hereby agree that the following terms shall have the following meanings:
"Limit Price" shall mean a per share price of the lesser of _____ and 110% of the last reported sale price per share for the Ordinary Shares on the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time, in each case determined at the time that the purchase is made.
"Maximum Amount" shall mean the maximum purchase amount in a single trading day and shall mean:

If the price is at or above ______	0 shares
If the price is greater than or equal to ____ and less than or equal to _____	2.5% of the average daily trading volume
If the price is greater than or equal to ____ and less than or equal to _____	5% of the average daily trading volume
If the price is greater than or equal to ____ and less than or equal to _____	7.5% of the average daily trading volume
If the price is greater than or equal to ____ and less than or equal to _____	10% of the average daily trading volume
If the price is greater than or equal to ____ and less than or equal to _____	12.5% of the average daily trading volume
If the price is less than _____	15% of the average daily trading volume

"Repurchase Cap" shall mean 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 28, 2020 (or such other date on which the cross-border merger between the Company and Sensata Technologies N.V. becomes effective) as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.
"Repurchase Period" shall mean the period commencing on ____________, 20__ and terminating at close of business on ______________.
"Total Repurchase Amount" is the maximum aggregate purchase amount in the Repurchase Period and shall mean $ _____ million.      .
"Trading Day" shall mean each day during the Repurchase Period on which the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time is open for trading and the Ordinary Shares trade in the regular way.
Commission paid under this Repurchase Plan shall equal $0.015 per Record Share sold to the Company.
Notwithstanding anything to the contrary contain herein, Counterparty may execute one or more block trades (as such term is defined in Rule 10b-18 under the Exchange Act) in Shares under the following circumstances: [ ]

Appendix D — D-7

APPENDIX E

FORM OF ISSUER STOCK REPURCHASE AND 10b5-1 TRADING PLAN

Company Name: Sensata Technologies Holding PLC
Account Number: _________________________
Date:         , 20
1.    This agreement constitutes a written plan (the “Plan”) for the repurchase of Shares (as defined below) of Sensata Technologies Holding PLC (the “Issuer”), effected in the above-listed account (the “Account”) of the Issuer. The parties intend that the Plan shall constitute a binding contract or instruction satisfying the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
2.    The Issuer hereby authorizes              (the “Counterparty”) to purchase Shares and sell to the Issuer on a riskless principal basis in accordance with the following terms:

•	Class of Securities subject to the Plan: Ordinary shares, par value EUR 0.01 per share, of the Issuer (ticker symbol: “ST”) (the “Shares”)

•	Name of primary listing exchange for the Shares: The New York Stock Exchange (the “Exchange”)

•	Aggregate amount of Shares covered by the Plan: Refer to Schedule A, which is attached hereto and incorporated herein by this reference.

•	Commencement date of purchases under the Plan: Refer to Schedule A.

•	Scheduled Termination Date for the Plan: , 20 (the “Scheduled Termination Date”).
During the term of the Plan, the Issuer will not exercise or attempt to exercise authority, influence or control over any purchases executed by the Counterparty or its affiliates pursuant to the Plan.
3.    Representations, Warranties and Agreements:
(a)    The Issuer agrees to (i) purchase from the Counterparty all Shares purchased by the Counterparty under the Plan at the same price-per share at which the Counterparty purchased the Shares, plus all commissions in an amount of two cents ($.02) per share, on or prior to the regular settlement date for such Shares (currently, T + 2), as instructed by the Counterparty and (ii) pay to the Counterparty the Performance Commission (as defined in Schedule A), if any, on or prior to the second business day following the date of completion of this program, as instructed by the Counterparty. The Issuer acknowledges and agrees that any failure to make any payment may result in all or part of the Plan not being executed or the Plan being terminated. Against such payments above, the Counterparty shall transfer pursuant to the delivery instructions set forth in Schedule A, all Shares so purchased. This Plan constitutes the Issuer's buy with respect to all such riskless principal purchases.
(b)    The Counterparty will, subject to the limitations set forth in Schedule A, exercise its professional trading discretion and execute the purchases specified in the Plan in a manner it selects and in compliance with all applicable and required laws, rules and regulations. The Counterparty will provide purchase information to the Issuer daily by phone or e-mail, and trade confirmations will be sent following the transaction date (any such information sent by e-mail shall be sent to          , or such other e-mail address as the Issuer may specify from time to time; fax delivery shall be made in accordance with the provisions of paragraph 3(t) below).
(c)    All purchases by the Counterparty will be executed only on Trading Days that occur during the Execution Period (as defined in Schedule A). A “Trading Day” is any day that the Exchange or a trading center (i) is scheduled to be open, (ii) is actually open during its regular trading session for such day (without regard to after hours or any other trading outside of the regular trading session hours), and (iii) the Shares trade regular way thereon; provided that, if such Exchange or trading center is scheduled to close prior to its normal closing time, the Counterparty may determine such day to be a Disrupted Day, either in whole or in part.

Appendix E — E-1

(d)    The Issuer acknowledges and agrees that the Counterparty may elect not to purchase Shares pursuant to the Plan at any time when (i) the Counterparty, in its sole discretion, has determined that a market disruption, banking moratorium, outbreak or escalation of hostilities or other crisis or calamity has occurred, (ii) the Counterparty, in its sole discretion, has determined that it is prohibited from doing so by a legal, regulatory (including without limitation Regulation M), reputational, contractual or other restriction applicable to it or its affiliates or to the Issuer or the Issuer’s affiliates or (iii) the Counterparty, in its sole discretion, has determined that it should refrain from purchasing Shares on that day based on its professional trading discretion. The occurrence of any event described in clause (i) or (ii) of this paragraph 3(d) or, at the election of the Counterparty, a partial trading day as described in paragraph (c) shall comprise a “Disrupted Day.” If any Trading Day during the Execution Period is a Disrupted Day, the Counterparty shall determine whether such Disrupted Day (i) is a Disrupted Day in whole, in which case such day shall be deemed an Excluded Trading Day and the 10b-18 VWAP (as defined in Schedule A) for such Disrupted Day shall not be included for purposes of determining the Execution Period VWAP (as defined in Schedule A) and the Counterparty may elect to extend the Scheduled Termination Date to the immediately following Trading Day for each Disrupted Day in whole or (ii) is a Disrupted Day only in part, in which case the 10b-18 VWAP for such Disrupted Day shall be determined by the Counterparty based on Rule 10b-18 eligible transactions in the Shares on such Disrupted Day taking into account the nature and duration of the relevant event causing the Disrupted Day, and (notwithstanding the definition of Execution Period VWAP) the weighting of the 10b-18 VWAPs for the relevant Trading Days during the Execution Period shall be adjusted by the Counterparty in a commercially reasonable manner for purposes of determining the Execution Period VWAP, based on, among other factors, the duration of any such event and the volume, historical trading patterns and price of the Shares.
(e)    The Plan shall terminate on the earliest to occur of (i) the Scheduled Termination Date, (ii) the first Trading Day after the Issuer notifies the Counterparty in writing by 1:00 p.m. New York time on any Trading Day that the Plan shall terminate, (iii) [on or following , 20 ,] the date on which the Counterparty completes the purchase of the Maximum Aggregate Amount in accordance with Schedule A, (iv) the date of public announcement of the voluntary or involuntary liquidation, bankruptcy, insolvency, or nationalization of, or any analogous proceeding affecting, the Issuer and (v) an Accelerated Termination Date. Upon the occurrence of any Accelerated Termination Event, the Counterparty may suspend the Plan, at its election and without prejudice to its right to terminate the Plan. The Counterparty shall provide the Issuer with email notification in advance of any acceleration of termination of the Plan no later than 5:00 pm New York time of the day of termination (any such information sent by e-mail shall be made in accordance with the provisions of paragraph 3(t) below).
“Accelerated Termination Date” shall mean a Trading Day, following the occurrence and during the continuation of an Accelerated Termination Event, designated by the Counterparty by written notice (including by way of email) to the Issuer.
“Accelerated Termination Event” means the occurrence of any of the following events:

1.	the Issuer or any other person publicly announces a tender or exchange offer with respect to the Shares;

2.
the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Issuer as a result of which the Shares are to be exchanged or converted into securities of another company;

3.	a breach by the Issuer of a representation, warranty, covenant, or obligation hereunder;

4.
the Issuer becomes subject to a legal, regulatory, contractual or other restriction that would cause transactions pursuant to the Plan to violate or conflict with any such law, regulation, contract, policy, judgment, order, decree or undertaking;

5.
the Counterparty determines in its reasonable discretion that it is appropriate in light of legal, regulatory or self-regulatory requirements or related policies or procedures for the Counterparty to refrain from further market activity in connection with the Plan; or

6.	[on or following , 20 ,] the Counterparty purchased a number of Shares with an aggregate purchase price equal to or in excess of the Minimum Aggregate Amount.
(f)    The Issuer represents and warrants that it is not, on the date hereof, in possession of any material non-public information regarding the Issuer or the Shares. Information is “Material” if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision. Information is “Non-public” if it has not been disseminated in a manner making it available to investors generally. The Issuer agrees not to communicate, directly or indirectly, any material non-public information relating to the Shares or the Issuer to any employee of the Counterparty or its affiliates who is involved, directly or indirectly, in executing the Plan at any time while the Plan is in effect.
(g)    The Issuer represents and warrants that it is currently in an open trading window, that the Plan does not violate the Issuer’s trading policy and that the Plan is intended to comply with Rule 10b5-1.

Appendix E — E-2

(h)    The Issuer represents and warrants that the Plan does not violate or conflict with any law, regulation, contract, policy, judgment, order, decree or undertaking applicable to the Issuer or to which the Issuer is a party. The Issuer agrees to notify the Counterparty in writing if it becomes subject to a legal, regulatory, contractual or other restriction that would cause transactions pursuant to the Plan to violate or conflict with any such law, regulation, contract, policy, judgment, order, decree or undertaking (it being understood that the Issuer coming into possession of material non-public information during the term of the Plan shall not constitute such a restriction).
(i)    The Issuer further represents and warrants that any consents or authorizations required to be obtained with respect to the Plan and use of the Account to effect the Plan under any such law, regulation, contract, policy, judgment, order, decree, board resolution or undertaking have been obtained and are in full force and effect and that all conditions of any such consents and authorizations have been complied with. The Issuer also represents and warrants that the purchase of Shares pursuant to the Plan has been duly authorized by the Issuer and is consistent with the Issuer’s publicly announced share repurchase program.
(j)    The Issuer agrees that it shall not (except through the Counterparty or an affiliate thereof), and its affiliated purchasers (as defined in Rule 10b-18 of the Exchange Act (“Rule 10b-18” or the “safe harbor”)) shall not, directly or indirectly (including by means of a derivative instrument) enter into any transaction to purchase any Shares during the Execution Period. The Issuer represents and warrants to the Counterparty that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18) has made any purchases of blocks pursuant to the proviso in paragraph (b)(4) of Rule 10b-18 during either (i) the four full calendar weeks immediately preceding the date hereof or (ii) during the calendar week in which the date hereof occurs.
(k)    The Issuer warrants, represents and agrees that (A) the Issuer is acting for its own account, and it is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (B) the Issuer has made its own independent decisions to enter into the Plan and as to whether the Plan is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, (C) the Issuer is not relying on any communication (written or oral) of the Counterparty or any of its affiliates as investment advice or as a recommendation to enter into the Plan (it being understood that information and explanations related to the terms and conditions of the Plan shall not be considered investment advice or a recommendation to enter into the Plan), (D) no communication (written or oral) received from the Counterparty or any of its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Plan, (E) the Issuer is exercising independent judgment in evaluating the communications (written or oral) of the Counterparty or any of its affiliates, and (F) the Issuer has total assets of at least $50,000,000 as of the date hereof.
(l)    The Issuer represents and warrants that the Plan is being entered into in good faith and is not part of a plan or scheme to evade the prohibitions of Rule 10b5‑1. The Issuer represents and warrants that the transactions pursuant to the Plan contemplated hereby will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act. While the Plan is in effect, the Issuer agrees not to enter into or alter, either directly or indirectly through an affiliated entity, any corresponding or hedging transaction or position with respect to the Shares covered by the Plan and agrees not to alter (except as provided in paragraph 3(u) below) or deviate from, or attempt to exercise any influence over how, when or whether transactions are executed pursuant to, the terms of the Plan. The Issuer further agrees not to (i) enter into a binding contract with respect to the purchase or sale of Shares during the Execution Period with another broker, dealer or financial institution, (ii) instruct another financial institution to purchase or sell Shares during the Execution Period or (iii) adopt a plan for trading the Shares during the Execution Period except through the Counterparty or an affiliate thereof. In addition, the Issuer represents that no such contract, instruction or plan is currently in effect.
(m)    The Issuer agrees to indemnify and hold harmless the Counterparty and its directors, officers, employees and affiliates from and against all claims, losses, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or relating to the Plan (including, but not limited to, a breach of the Issuer’s representations, warranties or covenants in the Plan), except to the extent that such claims or cause of actions arise out of the Counterparty’s acts of willful misconduct or bad faith. This indemnification shall survive termination of the Plan.
(n)    The Issuer understands and acknowledges that the Counterparty and its affiliates may also be active in the market for the Shares and derivatives linked to the Shares other than in connection with the Plan, including acting as agent or as principal and for its own account or on behalf of customers. Any such market activities of the Counterparty and its affiliates with respect to the Shares may affect the market price and volatility of the Shares, each in a manner that may be adverse to the Issuer.

Appendix E — E-3

(o)    The Counterparty agrees that at no time shall its trading in the market pursuant to the Plan employ manipulative or deceptive devices or contrivances in violation of Section 10(b) of the Exchange Act. Further, the Counterparty acknowledges the interest of the Issuer in connection with such repurchases that such repurchases comply with the conditions of the safe harbor provided by Rule 10b-18. The Counterparty agrees to comply with the conditions of Rule 10b-18(b)(2) and (b)(4), and with respect to the price conditions set forth in Rule 10b-18(b)(3), the Counterparty shall not knowingly exceed the highest independent bid or the last independent transaction price, whichever is higher, quoted or reported in the consolidated system at the time the Rule 10b-18 purchase is effected.
(p)    Notwithstanding any other provision hereof, the Counterparty shall not be liable to the Issuer for (i) special, indirect, punitive, exemplary or consequential damages, or incidental losses or damages of any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen or (ii) any failure to perform or to cease performance or any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.
(q)    The Issuer acknowledges and agrees that the Plan is a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), entitled to all of the protections given such contracts under the Bankruptcy Code.
(r)    The Issuer and the Counterparty each acknowledges and agrees that (i) nothing in the Plan is or shall constitute a party acting as the agent of the other for any purpose, (ii) neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other, and (ii) the Counterparty shall act as principal in respect of its acquisition of the Shares.
(s)    The Issuer acknowledges that the Counterparty views the Plan and its structure as proprietary to the Counterparty and the Issuer shall keep the Plan, the terms of this agreement and any writing or other communication in connection to the Plan as confidential; save that this agreement and the Plan may be appended to the Issuer's Proxy Statement (which may be made available online), made available to shareholders in a physical location at any time, and may otherwise be disclosed if required by law, rule, or regulation.
(t)    All notices to the Counterparty under the Plan shall be given to the Counterparty in the manner specified by the Plan by telephone at             , by facsimile at             , by email to the email address below or by hand delivery, certified mail or nationally recognized overnight courier to the address below:

_______________________________
_______________________________
_______________________________
_______________________________
_______________________________
Email address:___________________

All notices to the Issuer under this Plan shall be given by email to the email address or by facsimile to the number, in either case, as set forth below, or by nationally recognized overnight courier or certified mail to the address below:

_________________________________
Sensata Technologies Holding plc
Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom
Facsimile: _______________
Email address: ___________________

Notices sent by hand or overnight courier service, or mailed by certified mail shall be deemed to have been duly given or served on the other parties when actually received. Notices sent by fax shall be deemed to have been received upon written, oral or electronic confirmation of a successful transmission. Notices sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” or “read receipt” functions, as available,

Appendix E — E-4

return e-mail or other oral or written acknowledgment). Any notices sent or delivered (as provided herein) (x) at or prior to 5:00 p.m. New York time (or 1:00 p.m. New York time, in the case of paragraph 3(e)(ii)) on any Trading Day shall constitute a notice deemed effective on such same Trading Day or (y) after 5:00 p.m. New York time (or 1:00 p.m. New York time, in the case of paragraph 3(e)(ii)) on any Trading Day shall constitute a notice deemed effective on the following Trading Day.

(u)    Any modification or amendment by the parties further requires (i) the written consent of the Counterparty, which consent shall specify the effective date of the modified or amended Plan and (ii) (1) a certificate signed by the Issuer certifying that the representations and warranties in this Plan are true and correct at and as of the date of such certificate as if made at and as of such date, or (2) the execution of a new Plan, as determined by the Counterparty in its sole discretion. The Issuer may not assign the Issuer’s rights or obligations under the Plan without the written permission of the Counterparty and any such assignment without such permission shall be void.
(v)    The Plan shall be governed by and construed in accordance with the laws of the State of New York and may be modified or amended only by a writing signed by the Issuer and the Counterparty.
(w)     This Plan constitutes the entire agreement between the Issuer and the Counterparty with respect to the Plan and supersedes any prior agreements or understandings with regard to the Plan.
(x)    The Issuer has previously adhered to the ISDA 2018 U.S. Resolution Stay Protocol as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the “ISDA U.S. Protocol”), and the terms of such protocol, as it is in force from time to time, shall be incorporated into and form a part of this agreement.  For purposes of incorporating the ISDA U.S. Protocol, the Counterparty shall be deemed to be a Regulated Entity, the Issuer shall be deemed to be an Adhering Party, and this agreement shall be deemed to be a Protocol Covered Agreement. Capitalized terms used but not defined in this paragraph shall have the meanings given to them in the ISDA U.S. Protocol.
[Remainder of this page intentionally left blank. Signature page follows.]

Appendix E — E-5

IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their authorized representatives as of the date first written above.
SENSATA TECHNOLOGIES HOLDING PLC

By: _________________________________

Name:___________________________

Title:____________________________

_______________________________________

By: _________________________________

Name:___________________________

Title:____________________________

Appendix E — E-6

SCHEDULE A
Trading Instructions for the 10b5-1 Repurchase Plan
During the Execution Period and subject to paragraph 3(e) of the Plan, the Counterparty shall endeavor to purchase a number of Shares under the Plan with a cash amount between the Minimum Aggregate Amount and the Maximum Aggregate Amount as determined by the Counterparty in its sole discretion. The Counterparty shall not purchase any Shares at a price exceeding the Limit Price and the maximum aggregate number of Shares which may be purchased pursuant to the Plan shall not exceed the Repurchase Cap. The number of Shares repurchasable on any one Trading Day under the Plan shall be subject to Rule 10b-18(b)(4).

Definition of Terms for the Purpose of this Plan:

A. The “Execution Period” shall begin on             , 20     and end on the close of business on the Scheduled Termination Date if not ended earlier pursuant to paragraph 3(e) of the Plan.

B. The “Minimum Aggregate Amount” shall equal $         exclusive of the commission paid ($0.02 per share) and the Performance Commission; provided that such amount shall be reduced by the Counterparty to reflect the effect of a Trading Day that is a Disrupted Day or Excluded Trading Day.

C. The “Maximum Aggregate Amount” shall equal $         exclusive of the commission paid ($0.02 per share) and the Performance Commission.

D. The “Limit Price” shall mean a price per share of the lesser of          and 110% of the last reported sale price per share for the Shares on the Exchange or such other exchange on which the Shares are principally listed from time to time, in each case determined at the time that the purchase is made.

E. The “Repurchase Cap” shall mean 20% of the total issued ordinary shares of the Issuer as at 5:00 pm London time on May 28, 2020 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.

F. The “Performance Commission” shall be equal to the product of (a) all shares repurchased by the Issuer pursuant to this Plan multiplied by (b) 25% of the positive difference, if any, between (1) the Execution Period VWAP minus (2) the Average Repurchase Price.

G. The “Execution Period VWAP” shall mean the arithmetic average of the 10b-18 VWAPs for each Included Trading Day during the Execution Period; provided that upon the occurrence of any partially Disrupted Days during the Execution Period, the Counterparty may determine the 10b-18 VWAP for such Disrupted Day and may adjust the weighting of the 10b-18 VWAPs for the relevant Trading Days during the Execution Period as described in paragraph 3(d) of the Plan.

H. The “10b-18 VWAP” shall mean (A) for any trading day that is not a Disrupted Day, the volume-weighted average price at which the Shares traded as reported in the composite transactions for all United States securities exchanges on which such Shares are traded (or, if applicable, any successor exchange), excluding (i) trades that do not settle regular way, (ii) opening (regular way) reported trades in the consolidated system on such trading day, (iii) trades that occur in the last ten minutes before the scheduled close of trading on the exchange on such trading day and ten minutes before the scheduled close of the primary trading in the market where the trade is effected, and (iv) trades on such Trading Day that do not satisfy the requirements of Rule 10b-18(b)(3) of the Exchange Act, as determined in good faith by the Counterparty, or (B) for any trading day that is a Disrupted Day in full or in part, an amount determined by the Counterparty as set forth in paragraph 3(d) of the Plan. The Issuer acknowledges that the Counterparty may refer to the Bloomberg Page “ST” <Equity> AQR SEC” (or any successor thereto) for any trading day to determine the 10b-18 VWAP.

I. The “Average Repurchase Price” shall mean the weighted average purchase price, exclusive of any commissions, for all Shares repurchased by the Issuer under this Plan over the Execution Period.

J. “Included Trading Day” shall mean a Trading Day that is not an Excluded Trading Day.

K. “Excluded Trading Day” shall mean a Trading Day on which the Counterparty elects not to purchase Shares pursuant to its rights under paragraph 3(d)(i) or paragraph 3(d)(ii) or determines in its sole discretion that the Trading Day is an Excluded Trading Day.

Issuer delivery details: As provided by the Issuer.

Appendix E — E-7

APPENDIX F
COUNTERPARTIES FOR APPROVAL
The Company is seeking approval to conduct repurchases through any of the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America Corporation	BMO Financial Group	BNP Paribas Securities Corp.
Bank of Tokyo-Mitsubishi UFJ, Ltd.	Barclays Bank PLC	CIBC World Markets Corp.
Citibank Global Markets Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
Fifth Third Securities, Inc.	Goldman, Sachs & Co.	HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC	Loop Capital Markets LLC	Mizuho Securities USA Inc.
Morgan Stanley & Co., LLC	Northern Trust Securities	RBC Capital Markets, LLC
SMBC Nikko Securities America, Inc.	TD Securities (USA) LLC	The Williams Capital Group, L.P.
Wells Fargo Securities, LLC

Appendix F - F-1

VOTE BY INTERNET - www.proxyvote.com
SENSATA TECHNOLOGIES HOLDING PLC 529 PLEASANT ST. ATTLEBORO, MA 02703
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:00 a.m. Eastern Time on May 26, 2020 for registered holders, and up until 11:59 p.m. Eastern Time on May 27, 2020 for those who hold shares in street name through a broker, bank or other nominee or a broker, bank or other nominee holding shares in street name. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 9:00 a.m. Eastern Time on May 26, 2020 for registered holders, and up until 11:59 p.m. Eastern Time on May 27, 2020 for those who hold shares in street name through a broker, bank or other nominee or a broker, bank or other nominee holding shares in street name. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 9:00 a.m. Eastern Time on May 26, 2020 for registered holders, and up until 11:59 p.m. Eastern Time on May 27, 2020 for those who hold shares in street name through a broker, bank or other nominee or a broker, bank or other nominee holding shares in street name.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ D08032-P38353	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SENSATA TECHNOLOGIES HOLDING PLC
The Board of Directors recommends you vote FOR the following:						The Board of Directors recommends you vote 1 YEAR on proposal 3.	1 Yr	2 Yrs	3 Yrs	Abstain

1.	Election of Directors					3.	Advisory resolution on frequency of "Say-on-Pay" vote ☐	☐	☐	☐
	Nominees:		For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 4 through 13.		For	Against	Abstain
	1a.	Andrew C. Teich	☐	☐	☐	4.	Ordinary resolution to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm	☐	☐	☐
	1b.	Jeffrey J. Cote	☐	☐	☐
	1c.	John P. Absmeier	☐	☐	☐	5.	Advisory vote on Director Compensation Report	☐	☐	☐
	1d.	Lorraine A. Bolsinger	☐	☐	☐	6.	Ordinary resolution to reappoint Ernst & Young LLP as the Company's U.K. statutory auditor	☐	☐	☐
	1e.	James E. Heppelmann	☐	☐	☐	7.	Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's reimbursement	☐	☐	☐
	1f.	Charles W. Peffer	☐	☐	☐
	1g.	Constance E. Skidmore	☐	☐	☐	8.	Ordinary resolution to receive the Company's 2019 Annual Report and Accounts	☐	☐	☐
	1h.	Steven A. Sonnenberg	☐	☐	☐	9.	Special resolution to approve the form of share repurchase contracts and repurchase counterparties	☐	☐	☐
	1i.	Martha N. Sullivan	☐	☐	☐	10.	Ordinary resolution to authorize the Board of Directors to issue equity securities	☐	☐	☐
	1j.	Thomas Wroe Jr.	☐	☐	☐	11.	Special resolution to authorize the Board of Directors to issue equity securities without pre-emptive rights	☐	☐	☐
	1k.	Stephen M. Zide	☐	☐	☐	12.	Ordinary resolution to authorize the Board of Directors to issue equity securities under our equity incentive plans	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 2.						13.	Special resolution to authorize the Board of Directors to issue equity securities under our equity incentive plans without pre-emptive rights	☐	☐	☐
2.	Advisory resolution to approve executive compensation		☐	☐	☐	NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E76356-P23176
SENSATA TECHNOLOGIES HOLDING PLC
PROXY
Annual General Meeting of Shareholders
May 28, 2020

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of Sensata Technologies Holding plc hereby constitutes and appoints each of Paul Vasington, Mariel Freve and Melissa Mong as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place, and stead of the undersigned at the 2020 Annual General Meeting of Shareholders of Sensata Technologies Holding plc (the “Company”), to be held on May 28, 2020, beginning at 10:00 a.m. Eastern Time, at the Company's United States headquarters located at 529 Pleasant Street, Attleboro, MA 02703, and at any adjournments or postponements thereof, the number of votes the undersigned would be entitled to cast if present. The Notice of Meeting, proxy statement and proxy card are available at http://annualmeeting.sensata.com for viewing purposes only.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS RECOMMENDED BY THE BOARD, EVERY YEAR FOR PROPOSAL (3) AND FOR EACH OF THE PROPOSALS (2) AND (4) THROUGH (13).

Continued and to be signed on reverse side